                                                                   EXHIBIT 10.2


                                            EFFECTIVE DATE: 4 August 97 ________
                                               AGREEMENT #: ____________________

                  CONTRACT FOR PRODUCTS AND SERVICES AGREEMENT


THIS AGREEMENT is made and entered into as of the 4th day of August, 1997, (hereinafter "Effective Date") by and between Summa Four, Inc., a Delaware Corporation with its principal place of business at 25 Sundial Avenue, Manchester, New Hampshire, 03103-7251 (hereinafter "Summa Four"), and the Contractor whose name and address is set forth below (hereinafter "Contractor"):


================================================================================
Company:  D2 TECHNOLOGIES, INCORPORATED.  MR. DAVID WONG, PRESIDENT
--------------------------------------------------------------------------------
Street:  104 WEST ANAPAMU STREET, SUITE J.
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City:  SANTA BARBARA
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State:  CALIFORNIA                                                  Zip:  93101
================================================================================

RECITALS

A. Summa Four is engaged in the business of developing, marketing, supporting and selling telephony Product(s), computer Product(s) and related accessories; and

B. Contractor is a company qualified in performing a wide variety of technical services; and

C. Summa Four desires to hire Contractor at will, to provide certain services or products (hereinafter referred to as the "Work Product") as shall be more fully described in an Appendix A attached to this Agreement; and

D. Contractor is desirous of performing the Services for Summa Four as an independent contractor pursuant to the terms hereof.

NOW THEREFORE, in consideration of the mutual promises herein contained, the Parties agree as follows;

1. TERM OF AGREEMENT. This Agreement shall have a maximum duration of 180 working days from the above stated Effective Date. Nevertheless, this Agreement and the Contractor's performance hereunder may be terminated by Summa Four at any time on written notice to Contractor. This Agreement may only be extended by mutual written Agreement of the Parties.

2. NATURE OF WORK. Unless otherwise directed by Summa Four, Contractor shall provide the Work Product set forth in Appendix A.

3. PAYMENT OF CONTRACTOR. During the duration of this Agreement, payment of the compensation is subject to Contractors' continuing satisfactory performance in accordance with Section 4 below. Summa Four shall compensate Contractor in accordance with the provisions of Appendix A.

4. RIGHT OF INSPECTION AND ACCEPTANCE. Contractor shall, at all times, perform services to Summa Four in a responsible and independent manner so as to meet the deliverable time frames of Appendix A. Furthermore, all Services shall be of the highest professional quality and all Work Product to be delivered hereunder shall conform to the specifications therefore or if no specifications have been agreed to by the Parties, be subject to Summa Four's complete satisfaction.

5. INDEMNIFICATION. Contractor hereby certifies that it has obtained all necessary authorizations, permits and approvals and that it is fully licensed and capable of performing the services as specified herein. As such, Contractor shall defend at its own expense all actions or claims made against Summa Four, its employees, or customers, including without limitation, all personal injury, property damage, or Product performance claims which may arise out of or in connection with this Agreement or Contractor's performance of the services for Summa Four and/or delivery of the Work Product. Furthermore, Contractor is solely responsible for and shall indemnify Summa Four against all liability, claim, expense and/or cost in connection with its performance under this agreement including but not limited to the payment of all federal, state and local taxes or contributions which may be imposed on Contractor or Summa Four including unemployment insurance, social security and income tax levies associated with Contractor's performance under this Agreement.

6. INDEPENDENCE OF ACTION. Nothing herein shall be deemed to restrict Summa Four's right to perform the Work Product for itself or develop similar or like Work Product(s) or to retain other contractors or third parties to provide Similar Services and/or Work Product upon such terms and conditions as it deems appropriate.

7. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time, for any reason, by Summa Four, except that in the event of any termination of this Agreement for the convenience of Summa Four and not for cause or other matters attributable to Contractor, Summa Four shall give 30 days prior written notice of termination. Upon any such termination, Contractor shall promptly deliver to Summa Four any and all Work Product (including but not limited to any other materials, products, supplies and/or Confidential

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     Information of or to be returned to Summa Four hereunder) completed as of the date of such termination. To the extent that any payment(s) are due therefor, such payment(s) shall be made in accordance with Articles 3, 4 and Appendix A hereof.

8. CONTRACTOR'S SERVICES FOR OTHERS. It is agreed that since Contractor, during the term of this Agreement, and any renewals hereof, will acquire or have access to Summa Four Confidential Information as hereinafter defined, Contractor agrees not to provide for a period of one year after the termination of this Agreement similar Services to other competitors of Summa Four in the development of a high density programmable switching system that directly competes with Summa Four's VCO product line.

9. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The term Confidential Information, unless otherwise indicated, shall mean all information in tangible and/or intangible form disclosed to Contractor or learned by Contractor as a direct or indirect consequence of or through their relationship with Summa Four.

     Accordingly, Contractor agrees to be independently bound by Summa Four's current Non-Disclosure Agreement which it has executed in conjunction with this Agreement.

10. REMEDIES. Summa Four reserves all right and remedies it may have in law or equity to enforce performance of this Agreement.

11.  PROPRIETARY RIGHTS IN DATA AND DOCUMENTS.

a) Unless otherwise provided for herein, the Parties hereto mutually agree that all title to and ownership of the Work Product as well as any related proprietary rights, including but not limited to those relating to patents, copyrights, trademarks, or trade secrets in any Work Product provided by Contractor to Summa Four in accordance with this Agreement shall belong exclusively to Summa Four. Except for Article 11 b.) below, Contractor agrees that its performance of this Agreement and the resultant Work Product constitute a work for hire relationship. Contractor, shall protect, on behalf of Summa Four, all materials and written documents provided to it by Summa Four and/or which may have been independently generated by Contractor under this Agreement. Contractor agrees that upon termination or expiration of this Agreement for any reason whatsoever, Contractor shall promptly deliver to Summa Four all materials and written documents, as well as all Confidential Information, which Contractor has used, developed, maintained or had access to throughout this Agreement.

b) Appendix B. sets forth certain Contractor owned Algorithms (Algorithms) which shall be modified by Contractor under this Agreement for the use by Summa Four in conjunction with such Algorithms under a separate Product License and Support agreement to be entered into by the Parties. Contractor shall retain all title and ownership of such Algorithms as well as the modifications made thereto under this Agreement. Nevertheless, Contractor shall grant to Summa Four a perpetual, fully paid, royalty free license to use such modifications (together with the Algorithms) in accordance with the terms of such Product License and Support agreement.

12.  Indemnification for Patent and Proprietary Right Claims.

a) Contractor warrants to Summa Four that the Work Product provided by Contractor will not infringe upon or violate any patent, copyright, trade secret or any other proprietary or intellectual property right of any third party. In the event of a claim by a third party against Summa Four, or against any of its employees or customers, asserting or involving a patent, copyright, trade secret or proprietary or intellectual proprietary right violation which concerns the Work Product (except for that specified in Article 12b. below), or any related work tangible or intangible Work Product developed by Contractor for Summa Four, Contractor will defend at its sole expense and will indemnify and hold harmless Summa Four, its employees and its customers against any loss, costs, expense or liability arising out of such claim, whether or not such claim is successful.

b) Appendix B. sets forth certain Contractor owned Algorithms (Algorithms) which shall be licensed to Summa Four under a separate Product License and Support Agreement to be entered into by the Parties. Indemnification for Patent and Proprietary right claims for the algorithms specified in Appendix B is provided under the separate Product License and Support Agreement.

13. WARRANTY. Contractor warrants that the Work Product will perform substantially according to the specifications of Appendices A and C for 90 days after the completion of Integration as specified in Exhibit A.

14. ASSIGNMENT. Contractor may not assign its obligations or responsibilities under this Agreement without the written consent of Summa Four.

15. AGENCY. This Agreement does not appoint the Contractor as the agent or legal representative of Summa Four for any purpose whatsoever. The Contractor has no authority, expressed or implied, to assume or create any obligation or responsibility on behalf of, or in the name of Summa Four, or to bind or represent Summa Four in any manner whatsoever. Unless specifically provided for otherwise in this Agreement, the Contractor shall be solely

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



     responsible for its actions and any and all obligations or liabilities incurred or assumed in the performance of this Agreement.

     THE CONTRACTOR ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO BE BOUND BY THIS AGREEMENT'S TERMS AND CONDITIONS. THE CONTRACTOR FURTHER AGREES THAT THIS AGREEMENT TOGETHER WITH ITS ATTACHED APPENDIX IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE UNDERSTANDING OF THE PARTIES REGARDING THIS MATTER AND THAT THIS AGREEMENT SUPERSEDES AND CANCELS ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THIS AGREEMENT MAY ONLY BE MODIFIED IN WRITING, SIGNED BY AN AUTHORIZED REPRESENTATIVE OF BOTH PARTIES.

The validity, construction and interpretation of this Agreement and the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of New Hampshire.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


================================================================================
           CONTRACTOR                                 SUMMA FOUR, INC.
--------------------------------------------------------------------------------
   AUTHORIZED SIGNATURE                         AUTHORIZED SIGNATURE
   /s/ David Y. Wong                             /s/ Dick Swee
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   NAME (Print or Type)                         NAME (Print of Type)
   David Wong                                   Dick Swee
--------------------------------------------------------------------------------
   TITLE                                        TITLE
   President                                    Vice President, Engineering
--------------------------------------------------------------------------------
   DATE                                         DATE
   4 August 1997                                4 August 1997
================================================================================


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Summa Four, Inc.                                 AGREEMENT#:  __________________


                                   APPENDIX A
                                       TO
                  CONTRACT FOR PRODUCTS AND SERVICES AGREEMENT


1.   OVERVIEW

The document defines the deliverables expected from D2 Technologies for the Service Platform Card Project.

The DSP engine that will be used for all deliverables will be the Texas instruments TMS320C548 66MlPS 1 44pQFP part. The DSP Service Resource Module will be the same for all deliverables in this document.

R1.1. All code delivered to Summa Four regarding the requirements defined in this document will be targeted toward the Texas Instruments TMS320C54x family, specifically the TMS320LC548. In the event of availability problems during development, the TMS320LC542 will be considered an optional device for initial development efforts only. All algorithm code will be created compatible between the two devices.

       The requirements in this document supersede any contained within the Service Platform Card Engineering Marketing Requirements Document (SPC-EMRD) Summa Four Number 49001650100-0AR. The latter document may only be used for reference where subject material therein is not addressed within this document.

R1.2. The order of document priority for requirement definition is defined as follows (in order of importance, with 1 (one) as the first source):

       1.  This contract
       2.  SPC EMRD (49001650100)
       3. Further detailed design documentation on specific design sub-sections.

2.     GENERAL

R2.1. D2 will deliver VP-Open software and drivers that run on the Summa specific hardware and card architecture.

R2.2. In the interest of maintaining compatibility with the VP-Open software specification and interface standards, VP-Open modifications (if any) made for

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

       Summa Four will not impair the hiture path of the product as other VP-Open compatible algorithms are added to the product's capabilities.

R2.3. D2 will deliver all software for the DSP engine section of the SPC card. This includes (as required), operating systems, diagnostic code, drivers, algorithms, and others as is required to implement the deliverables set forth in this document.

R2.4.  Deleted.

R2.5. D2 will provide progress reports for deliverables against this contract via email to the Project Manager (randyr@summa4.com) and the Project Technical Lead (geyer@summa4.com)

R2.6. Where D2 is required to provide documentation or schedules, those items will be provided in hardcopy and softcopy form for Summa Four's permanent records.

R2.7. D2 will demonstrate the ability to generate the executable, downloadable code at Summa for each deliverable. Summa will be required to purchase the appropriate tools and compilers to this end.

R2.8.  D2 will be responsible to send personnel as required for the following:
o Debugging and Software Integration issues that cannot be reasonably resolved over the phone.
o Demonstration and verification of each deliverable being met if on-site presence to meet same is required.
o Instances during the algorithm verification phase where algorithm performance or capability is in question, as measured against the requirements in this document.
o As is required during normal development efforts between two companies to ensure interdependencies to not become drawn out beyond the schedule requirements.
o As is required during integration of the card software (Summa's) and the DSP software (D2's) on the alpha and beta (first and second spin) hardware.

R2.9. D2 will provide a dedicated technical contact for the period of this contract.

R2.10. D2 will request the quantity of alpha and beta (first and second spin) hardware platform that it requires for its own in-house development and verification. Any such hardware provided by Summa Four will be considered the property of Summa Four, and will be returned upon the completion of this contract or upon other demand of Summa Four, Inc.

R2.11. D2 will assist in the definition of development materials required for both development and continued maintenance of the deliverables within Summa Four (i.e. compilers, development platforms, etc.) which Summa Four will purchase.

R2.12. Source code will be delivered to Summa Four for VP-Open software, diagnostic software, and drivers.

R2.13. An escrow agreement will be executed to protect Summa Four in the event source code is not delivered for the algorithms themselves (see Attachment 2).

R2.14. All software deliverables to Summa Four that are centered around the SPC card architecture, including the drivers, diagnostics, and command/control/response interface protocol and method, will be considered confidential and proprietary and the intellectual property of Summa Four, Inc.

3.     COMMAND/CONTROL/RESPONSE ARCHITECTURE

R3.1. The command, control, and response functions will be implemented with the serial protocol intended to support interaction with a single host processor (single host to multi-DSP) utilizing the capabilities of that host processor. The host processor will be a Motorola MPCMH860-50. D2 will work with Summa to implement this protocol within the DSP.

R3.2. D2 and Summa Four will create the necessary documentation (jointly or separately) to completely describe the intended architecture. The effort will begin with D2 providing Summa Four with a detailed 'API' for this interface which is based upon the configuration control and response parameters necessary to implement the algorithms and features detailed in
       Section 5, Diagnostic Requirements. Summa Four, jointly with D2, will provide the formal definition of the interface based on internal requirements for future product support.

R3.3. The documentation supplied in R3.3 will include definition of the approximate MIPs required to implement the protocol of choice deftned in the architecture chosen.

R3.4. Review and approval of all architectural documentation will be required from D2 and Summa Four before implementation, per our ISO and Software Development Processes.

4.     BOOT ARCHITECTURE

R4.1. The 'Boot from TDM or BSP serial port' capability of the TMS320C548 will be used for booting diagnostic code and application (algorithm) code. D2 will be responsible for implementing all of its deliverable with this as the sole boot mechanism. The will be no local FLASH, PROM, or other semi-permanent memory local and accessible to the DSP device (64K of SRAM will be available).

5.     DIAGNOSTIC REQUIREMENTS

R5.1.  D2 will deliver diagnostic code that performs the following functions:
o DSP Engine self-test (all DSP device verification and local device verification i.e. SRAM, etc.).
o      Checksum downloaded image test.
o Loopback all data or individual timeslots from PCM interface back to PCM interface.
o      Provide an "Echo Me Message" in the API.
o      Generate a tone on a specified channel, and detect it on another channel.
o      Report or verify checksum/fumware version/revision.
o      Measure the period of time in between frame sync inputs (intermpts).

R5.2. The diagnostic code developed will reside in the run-time software algorithm deliverables.

R5.3. A separate diagnostic test code module (bootable and stand-alone) will be provided by D2 for use during engineering development for the purpose of proving the hardware platform and basic hostDSP processor communication and boot capability before algorithm integration occurs.

R5.4. Run-time code will be capable of implementing per-timeslot loopback Tx to Rx within the DSP for the purpose of implementing run-time diagnostics as required in the SPC-EMRD.

6.     ALGORITHM REQUIREMENTS

R6.1. D2 will provide documentation for each algorithm deliverable which will contain information defining:
o The ported algorithm's performance (ports per DSP resource and MIPS per port, total MIPS of application code including performance of serial interface protocol, etc.)
o The command/control/response interface API subset that the algorithm supports and the rules surrounding the use of the same (if not defined

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

       appropriately and completely within the documentation for the command/control/response interface).
o The algorithm's capabilities for the purpose of advertising to Summa's customers and verification during development test.

7.     DTMF RECOGNITION ALGORITHM

R7.1.  The following capabilities will be designed into the algorithm:
o      Configurable A or [mu]-Law operation.
o      Support Bellcore LSSGR section 6 and CCIT/TIITU Q.23 and Q.24 standards.
o      Enhanced Noise immunity
o      Enhanced Echo immunity

R7.2. It is a requirement that the maximum available features implemented by the algorithm be programmable by the host processor. The host processor will be responsible for maintaining and configuring the parameters surrounding the algorithm's requirements. The algorithm at a minimum will support the following as configurable on a per port, per call basis via the command/control/response interface:
o      Frequency tolerance
o      Level
o      Twist
o      Interdigit Time
o      Digit Time (Tone Duration)
o      Detection of Leading and Trailing Edges
o      Capable of detecting sequences of digits with timeout control
o      Maximum sequence size will be 40 digits
o      Long tone detection, with relaxed detection parameters.

R7.3.  Additionally, the algorithm will have these features:
o      Elimination of tone bounce
o      Supenor talk-off and talk-down performance
o A high-quality porting effort, designed to maximize the number of ports processed per DSP resource
o A minimum of 30 ports per DSP engine, given a DSP engine capacity of 66 MIPS and sufficient SRAM resources

8.     CALL PROGRESS ANALYZER ALGORITHM

R8.1.  The following capabilities will be designed into this algorithm:
o Support addition of expanded algorithm parameters within the algorithm's capabilities.

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o      Support for addition of new tones and tone types without algorithm code changes (addition implemented through programmability of algorithm parameters).
o      Configurable A or [mu]-Law operation
o      Meets or exceeds Bellcore specifications

R8.2. It is a requirement that the maximum available features implemented by the algorithm be programmable by the host processor. The host processor will be responsible for maintaining and configuring the parameters surrounding the algorithm's requirements. The algorithm at a minimum will support the following as configurable on a per port, per call basis via the command/control/response interface:
o      All algorithm parameters, including but not limited to:
o      Frequency
o      Level
o      Cadence

R8.3. The algorithm will use the cadence parameters including minimum and maximum timing requirements to determine tone rejection or acceptance. The algorithm shall not report a valid tone detection event if it is outside of the minimum and maximum allowable time window specified by the host processor.

R8.4. D2 will provide its "Call Progress Leamiprofile" capability to characterize CPA signals.

R8.5.  Additionally, the algorithm will detect the following:
o 4 unique SITs (Special information Tones) as defined per country variation
o      NU (Number Unavailable) tone
o      Fax CNG (2 types) and CED as defined in CCITT T.23 specification
o Modem (6 types): Bell 103, 212, 208, V.22, V.32, V.34; transmit and receive for each.

R8.6.  The minimum countries supported by the algorithm will be the following:

Argentina                           Australia                     Belgium
Chile                               China                         Columbia
Dominican Republic                  Finland                       Germany
Holland                             Hong-Kong                     India
Indonesia                           Italy                         Japan
Korea                               Lebanon                       Malaysia
Mexico                              Morocco                       Netherlands
New Zealand                         Philippines                   Puerto Rico
Singapore                           South Africa                  Spain
Sweden                              Switzerland                   Taiwan

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

Thailand                            United Kingdom                United States
Vietnam

R8.7 D2 will deliver the tone specifications for the above countries based on Summa Four supplied data or published ITU data. The specifications shall be mutually agreed to by D2 and Summa Four. D2 will affirm that it has performed laboratory testing to support all countries outlined above based on the tone specifications agreed to by D2 and Summa Four. Summa Four will loan a VCO-series switch to D2 for this testing.

9.     MULTI-FREQUENCY RECOGNITION ALGORITHM

R9.1.  The following capabilities will be designed into the algorithm:
o Compliant with Bellcore CCITT/ITU Q400, Q401, Q441, Q442, Q45l, Q455, Q457, Q466, Q470, Q471, Q472, Q474, Q475, Q476, and Q478.
o      Support all existing variants of MF recognition.
o      Configurable A or [mu]-Law operation
o Compliant with Bellcore LSSGR section 6, TR-TSY-000506 Section 6.4, TR-NWT-000506, and CCITT Q.321, Q.322, and Q.323.
o      Generation of backwards MF signals.

R9.2. It is a requirement that the maximum available features implemented by the algorithm be programmable by the host processor. The host processor will be responsible for maintaining and configuring the parameters surrounding the algorithms requirements. The algorithm at a minimum will support the following as configurable on a per port, per call basis via the command/control/response interface as published in the CCITT/ITU specifications and as outlined in R1.7.11:
o      Designation
o      Frequency tolerance
o      Timing (time-outs)
o      Tone Pulse duration

R9.3.  Additionally, the algorithm will have these features:
o      Configurable "No-detect" threshold from European specifications.

R9.4. Tone generation capability will be required to implement the R2 portion of the algorithm.

R9.5. The DSP resource will be responsible to perform the complete R2 protocol, including tone recognition and tone generation for sequences of digits up to a maximum of 40.

10.    DIGITAL TONE GENERATION ALGORITHM

Tone Generation includes static tones (continually repeating), such as BUSY, RINGBACK and DIAL; as well as the Outpulse channels, which are used for signaling (DTMF, MF, etc.).

R10.1. The SPC will support both types of Tone Generation. The algorithm shall support the following features:
o Full DTMF support (including 4th column), based on Bellcore LSSGR Section 6, CCITT Q.23, and other national standards.
o      6 Additional tone slots
o      Configurable [mu]-Law or [mu]-Law generation.
o      Support for tones of modulated amplitude.
o      Support for four-tone mixes.
o      Support for tones of non-constant frequency.
o      Support for non-cyclic tones (ex: BONG, Call waiting, DIAL for Call
       Forwarding).
o      Support for tones with adjustable timings.

R10.2. At a minimum, the following will be configurable on a per-port, per call basis via the command/contro1/response interface:
o      Frequencies (up to 4)
o      Level
o      Twist
o      Interdigit time
o      Digit time (tone duration)
o      The maximum outpulse sequence length will be 40 digits
o      Modulation
o      Frequency sweep

11.    TESTING/TECHNOLOGY TRANSFER

R11.1. A test plan with expected and actual results for each of the algorithms will be provided by D2. The test plan will be reviewed for approval by Summa.

R11.2. D2 will provide a 2 day "Technology Transfer" at Summa Four. This will include training, a codeldesign walk-through, and a hands-on session for building and executing the code.

12.    SCHEDULE/PAYMENT MILESTONES

       A milestone is complete when the deliverable, along with associated documentation, is delivered to and accepted by Summa Four.


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

================================================================================
DELIVERABLE                                          TARGET DATE         PAYMENT
-----------                                          -----------         -------
--------------------------------------------------------------------------------
Progress reports                                       Weekly
--------------------------------------------------------------------------------
HDLC Low-level Code (Bit stuff/CRC)                    7/21/97           21,034
--------------------------------------------------------------------------------
Algorithm API documentation                            7/21/97           12,000
Algorithm Capabilities documentation
Algorithm Performance Measurements (C54x)
--------------------------------------------------------------------------------
HDLC link layer sw complete                            7/21/97           18,800
--------------------------------------------------------------------------------
Software External Design Spec draft                    7/21/97           20,000
--------------------------------------------------------------------------------
Software Internal Design Spec                          8/14/97            6,000
--------------------------------------------------------------------------------
Algorithm modifications complete                       8/15/97            7,500
--------------------------------------------------------------------------------
Nucleus software dev start                             7/21/97           15,000
--------------------------------------------------------------------------------
Nucleus sw dev complete                                9/12/97           12,000
--------------------------------------------------------------------------------
Diag software spec                                     7/14/97            2,000
--------------------------------------------------------------------------------
Diag software complete                                 8/15/97            4,000
--------------------------------------------------------------------------------
Test plan draft                                        8/22/97            3,000
--------------------------------------------------------------------------------
Test plan complete (with results)                      9/12/97            5,000
--------------------------------------------------------------------------------
Pre-Integration Complete                               9/15/97            8,000
--------------------------------------------------------------------------------
Integration complete                                   11/10/97          19,000
--------------------------------------------------------------------------------
Technology transfer start                              11/14/97           2,000
--------------------------------------------------------------------------------
Reimbursable expenses (travel, per diem etc.)        as expended          8,000
--------------------------------------------------------------------------------
TOTAL                                                                   169,334
================================================================================

Compensation to Contractor for the completion and delivery of Work Product and Services (including integration services) shall be due on the acceptance of same in accordance with the Deliverable Schedule above. The fixed compensation shall be $169,334. Such compensation fee may be changed in the event of a material change in the breadth and/or scope of the Software Design Specification presently agreed upon by the parties and attached as Appendix C. Any such change in the Specification or the fees shall be subject to the mutual agreement of the parties. Contractor integration support shall include up to 2 one week trips to Summa Four headquarters in New Hampshire by one Contractor engineer and shall include services to support at least 2 major revisions of hardware (a major revision defined as one which requires revisions in the DSP software).

13.    SUMMA FOUR SUPPLIED EQUIPMENT AND SUPPORT

Summa Four agrees to consign VCO and SPC/SRM hardware to DR as agreed by the parties to enable D2 to perform software testing and integration efforts on a timely basis. Such Equipment shall be consigned in accordance with Summa Four's standard consignment agreement. Summa Four shall also make available qualified engineering support at mutually agreeable times to assist D2 in its development,

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



integration and testing responsibilities under this agreement if either party fails to meet the performance schedule, the parties shall convene to establish a mutually agreed upon remedial plan to ensure timely completion of the contract. Such remedial plan may include adjustments to the contract in terms of compensation, payment schedules, credits etc, as appropriate.

Summa Four, Inc.                                              AGREEMENT #:______


                                   APPENDIX B
                                       TO
                  CONTRACT FOR PRODUCTS AND SERVICES AGREEMENT



                        D2 OWNED TECHNOLOGY SPECIFICATION

DTMF Detection and Removal Algorithm                              5007-A
Universal Tone Detection Algorithm                                50030-A
Multifrequency Tone Detection Algorithm                           50028-A
Tone Generation Algorithm                                         50015-A
Voice Activity Detection and AGC                                  50013-B


                                      -16-

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                                    EXHIBIT C

                          EVP-SRM (DSP) Software Design
                                  Specification


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EVP-SRM (DSP) Software Design Specification                                   2
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                                                 Table of Contents

                                                                                             Page
                                                                                             ----

1.  Introduction...............................................................................1
    1.1  Open Issues...........................................................................1
    1.2  Change History........................................................................1
    1.3  Purpose of Document...................................................................1
    1.4  Intended Audience.....................................................................1
    1.5  Related Documents.....................................................................1
    1.6  Glossary and Abbreviations............................................................2

2.  DSP Hardware Requirements..................................................................3
    2.1  Overview..............................................................................3
    2.2  The TMS320LC548 Processor.............................................................3
    2.3  Two Buffered Serial Ports.............................................................3
    2.4  Interprocessor Communications.........................................................3
         2.4.1    Loading DSP Programs.........................................................4
         2.4.2    Starting Communications......................................................5
         2.4.3    Steady State Communications..................................................5
    2.5  Emulator support......................................................................5

3.  DSP Software Functions and Architecture....................................................5
    3.1  DSP Functions.........................................................................5
    3.2  DSP Software Architecture.............................................................6
    3.3  Command and Status Module.............................................................6
    3.4  Major States..........................................................................7
         3.4.1    DTMF DETECT..................................................................7
         3.4.2    MF DETECT....................................................................8
         3.4.3    CP DETECT....................................................................9
         3.4.4    TONEGEN......................................................................9
         3.4.5    MFcR2.......................................................................10
         3.4.6    IDLE........................................................................10
    3.5  Multi-port Management................................................................10

4.  Signal Processing Algorithm Specification.................................................10
    4.1  HDLC Communications..................................................................11
    4.2  Voice Activity Detection.............................................................11
         4.2.1    Functional requirements:....................................................11
         4.2.2    Performance Requirements:...................................................12
    4.3  DTMF Detection.......................................................................13

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EVP-SRM (DSP) Software Design Specification                                   3
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
         4.3.1    Functional requirements:....................................................13
         4.3.2    Performance requirements:...................................................14
    4.4  Tone Generation......................................................................16
         4.4.1    Functional requirements:....................................................16
         4.4.2    Performance Requirements....................................................18
    4.5  Universal Tone Detector..............................................................18
         4.5.1    Overview....................................................................18
         4.5.2    General.....................................................................18
         4.5.3    General Functional Requirements.............................................19
                  4.5.3.1    Tone Detector Performance Requirements...........................20
                             4.5.3.1.1     Single Tones.......................................20
                             4.5.3.1.2     Dual Tones.........................................21
                             4.5.3.1.3     Amplitude Modulated Tones..........................22
                             4.5.3.1.4     Precedence.........................................23
                             4.5.3.1.5     North American Call Progress Signal Detection......23
                             4.5.3.1.6     FAX CNG Tone Detection.............................24
                             4.5.3.1.7     Modem Tone Specification...........................25
                             4.5.3.1.8     Three Tone Sequences...............................27
                             4.5.3.1.9     Unknown Tone.......................................28
    4.6  Multifrequency Tone Detection (MFD)..................................................28
         4.6.1    Functional requirements:....................................................29
         4.6.2    Rl Detection Performance requirements:......................................30
         4.6.3    R2 Detection Performance Requirements.......................................31
    4.7  MFcR2 compelled signalling...........................................................33

5.  Configuration Parameters..................................................................33
    5.1  Global Parameters....................................................................33
    5.2  DTMF Detection Parameters............................................................34
         5.2.1    DTMF Collection Specifications..............................................34
         5.2.2    DTMF Detection Parameter Memory Usage.......................................37
    5.3  MF Detection Parameters..............................................................38
         5.3.1    MF Collection Specifications................................................38
         5.3.2    MF Detection Parameter Memory Usage.........................................41
    5.4  Call Progress Detection Parameters...................................................41
         5.4.1    CP Tone Groups..............................................................41
         5.4.2    CP Tone Specifications......................................................44
         5.4.3    CP Collection Specifications................................................47
         5.4.4    CP Detection Channel Context................................................47
         5.4.5    CP Detection Parameter Memory Usage.........................................48
    5.5 Tone Generation Parameters............................................................48
         5.5.1 Simple Tone Specifications.....................................................49
               5.5.1.1  Special Tone Specifications...........................................51

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EVP-SRM (DSP) Software Design Specification                                   4
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
         5.5.2    Special Case Tone Templates.................................................52
         5.5.3 User-defined Tone Groups.......................................................53
                  5.5.3.1  User-defined Tone Groups for DTMF.  MF
                  generation .................................................................54
         5.5.4    Tone Generation Parameter Memory Usage......................................54
    5.6  MFcR2 Signalling Parameters..........................................................55
         5.6.1    MF Collection Specifications................................................56
         5.6.2    MFcR2 State Transition Tables...............................................57
         5.6.3    Actions.....................................................................58
         5.6.4    Processes...................................................................58
         5.6.5  MFcR2 Signalling Parameter Memory Usage.......................................60

6.  DSP Time and Space Requirements...........................................................61

7.  Command Messages..........................................................................62
    7.1  Command String Format................................................................62
    7.2  Command Message Definitions..........................................................63
         7.2.1 IDLE (0x0) Commands............................................................63
         7.2.2 DIAGNOSTIC TEST (0x1) Commands.................................................64
                  7.2.2.1 DIAGNOSTIC TEST - Version (0x10) Command............................66
                  7.2.2.2 DIAGNOSTIC TEST - TDM Loopback (0x11)
                             Command..........................................................66
                  7.2.2.3    DIAGNOSTIC TEST - HDLC Echo (0x12)
                             Command..........................................................67
                  7.2.2.4    DIAGNOSTIC TEST - Measure Performance (0x13)
                             Command..........................................................67
                  7.2.2.3 DIAGNOSTIC TEST - HDLC Echo (0x12)
                             Command..........................................................67
         7.2.3    DTMF Detection (0x2) Commands...............................................68
                  7.2.3.1    DTMF/COLLECTION SPECIFICATION
                             DOWNLOAD (0x20)..................................................68
                  7.2.3.1    DTMF/SETUP (0x21)................................................70
                  7.2.3.3    DTMF/EXECUTE (0x22)..............................................71
         7.2.4    MF Detection (0x3) Commands.................................................72
                  7.2.4.1    MF/COLLECTION SPECIFICATION DOWNLOAD
                             (0x30)...........................................................73
                  7.2.4.2    MF/SETUP (0x31)..................................................74
                  7.2.4.3    MF/EXECUTE (0x33)................................................75
         7.2.5 CP Detection (0x4) Commands....................................................76
                  7.2.5.1 CP Detection/SETUP (0x40)...........................................76
                  7.2.5.2 CP Detection/EXECUTE (0x41).........................................77
                  7.2.5.3 CP Detect/COLLECTION SPEC DOWNLOAD (0x42)...........................78

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EVP-SRM (DSP) Software Design Specification                                   5
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
                  7.2.5.4 CP Detection NORMAL CP TONE SPEC DOWNLOAD
                             (0x43)...........................................................79
                  7.2.5.5 CP Detection SIT CP TONE SPEC DOWNLOAD
                             (0x44)...........................................................79
                  7.2.5.6 CP Detection TONE GROUP DOWNLOAD (0x45).............................80
         7.2.6    Tone Generation (0x5) Commands..............................................80
                  7.2.6.1 Tone Generation TRANSMIT TONE (0x50)................................81
                  7.2.6.2 Tone Generation OUTPULSE DIGITS (0x51)..............................81
                  7.2.6.3 Tone Generation STOP EXECUTION (0x52)...............................82
                  7.2.6.4 Tone Generation DOWNLOAD SIMPLE TONE
                             SPEC (0x53)......................................................82
                  7.2.6.6 Tone Generation DOWNLOAD SPECIAL TONE
                             SPEC (0x52)......................................................84
                  7.2.6.7 TONE GENERATION DOWNLOAD USER-DEFINED
                             TONE GROUP (0X56)................................................84
         7.2.7 MFcR2 Signalling (0x6) Commands................................................85
                  7.2.7.1 MFcR2/COLLECTION SPECIFICATION DOWNLOAD
                             (0x60)...........................................................85
                  7.2.7.2 MFcR2/SETUP (0x61)..................................................86
                  7.2.7.3 MFcR2/EXECUTE (0x63)................................................88
                             7.2.7.3.1 MFcR2/EXECUTE - Start Forward
                                           Signalling.........................................89
                             7.2.7.3.2  MFcR2/EXECUTE - Start Backward
                                           Signalling.........................................90
                             7.2.7.3.3 MFcR2/EXECUTE - Stop MfcR2
                                           Signalling.........................................90
                             7.2.7.3.4 MFcR2/EXECUTE - Reset MfcR2
                                           Signalling.........................................91

8.  Status Messages...........................................................................92
    8.1  Status String Format.................................................................92
    8.2  Status Message Definitions...........................................................93
         8.2.1 IDLE (0x0) Status..............................................................93
         8.2.2 DIAGNOSTIC TEST Status.........................................................94
         8.2.3    DTMP Detection (0x2) Status Messages........................................94
                  8.2.3.1 DTMF/DIGIT REPORT (without times) (0x20)............................95
                  8.2.3.2 DTMF/DIGIT REPORT (with times) (0x21)...............................96
                  8.2.3.3 DTMF/DIGIT ERROR (0x22).............................................96
         8.2.4    MF Detection (0x3) Status Messages..........................................97
                  8.2.4.1 MF/DIGIT REPORT (without times) (0x30)..............................97
                  8.2.4.2 MF/DIGIT REPORT (with times) (0x31).................................98
                  8.2.4.3 MF/DIGIT ERROR (0x32)...............................................99

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EVP-SRM (DSP) Software Design Specification                                  6
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

         8.2.5    CP Detection (0x4) Status Messages...........................................99
                  8.2.5.1 CP Detect/TONE DETECTED (0x40)......................................100
                  8.2.5.3 CP Detect/EVENT (0x41)..............................................100
                  8.2.5.3 CP Detect/ERROR (0x42)..............................................101
         8.2.6    Tone Generation (0x5) Status Messages.......................................102
                  8.2.6.1  Tone Generation/OUTPULSE COMPLETE (0x50)...........................102
                  8.2.6.2  Tone Generation/ERROR (0x51).......................................102
         8.2.7    MFcR2 Signalling (0x6) Status Messages......................................103
                  8.2.7.1 MFcR2/DIGIT REPORT (0x60)...........................................103
                  8.2.7.2 MFcR2/Error (0x32)..................................................105


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EVP-SRM (DSP) Software Design Specification                                  1
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1.     Introduction

1.1    Open Issues

1. Format of MFcR2 commands/status/parameters needs to be expanded to handle compelled signalling.

2.     References and glossary need to be completed.

1.2    Change History

1.3    Purpose of Document

This document is the contract between the Digital Signal Processor (DSP, Service Engine) software developers, the system software developers, and the hardware developers as to what the DSP software does and how it interacts with the hardware and firmware on the Service Resource Module (SRM) and the Service Platform Card (SPC). This document details the architecture, functions, performance, and interface of all DSP functions that run on the DSP.

1.4    Intended Audience

This document is intended for system engineers, hardware engineers, and system software (firmware) engineers developing the SRM.

1.5    Related Documents

This document references the following D2 internal documents:

1. VP Open Software Interface Specification, D2 Technologies, Document Number 70001, February 1995.

2. VP Open System Component User's Guide, D2 Technologies, Document Number 70002, February 1995.

3. SRM Internal Software Design Specification, D2 Technologies, Document Number [TBD], July 1997.

4. HDLC Module: Detailed Software Design Specification, D2 Technologies, Document Number [TBD], June 199?.

       This document references the following external documents:

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EVP-SRM (DSP) Software Design Specification                                  2
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1.

1.6    Glossary and Abbreviations

ANS               V.25 Modem Answering Signal

Bellcore          Bell Communications Research

CS4x Abbreviation for Texas Instruments' family of fixed point digital signal processors based on the TM5320C54 core.

CNG               FAX Calling Tone

CP                Call Progress

CPE               Customer Premise Equipment

DSP               Digital Signal Processor or Digital Signal Processing

DTMF              Dual Tone Multi frequency

PCM               Pulse Code Modulation

RMS               Root Mean Square

SIT               Special Information Tone

SNR               Signal to Noise Ratio

TDM               Time Division Multiplex


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EVP-SRM (DSP) Software Design Specification                                  3
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2.     DSP HARDWARE REQUIREMENTS

2.1    Overview

The hardware required for the Service Engine consists of four key components:

1.     TMS320LC548PGE-66 processor.

2.     Two Buffered Serial Ports

3.     One Time Division Multiplexed Interface Serial Port

4.     Program and data RAM.

The following sections shall outline the requirements for various subsystems outlined above.

2.2    The TMS320LC548 Processor

The SRM design requires:

       1. A TMS320LC548PGE running at 66 MIPS. Additional ports per DSP can be supported if a DSP at a faster speed is used.

       2. 64k x 16 of zero wait-state SRAM mapped into both program space (starting at program address 0x0000) and data space (also starting at data address 0x0000).

       3. On-chip serial port interface to the TDM highway used for boot loading.

2.3    Two Buffered Serial Ports

The C548 processor has two buffered serial ports, which will be used to route voice data and HDLC messaging to the DSP from the Core Processor.

In the initial software, only one buffered serial port will be used. Where appropriate, however, command and status messages, as well as parameters, will be formatted to allow for usage of both buffered serial ports.

2.4    Interprocessor Communications

The DSP shall be loaded by the Core Processor using the DSP serial boot mode.

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EVP-SRM (DSP) Software Design Specification                                  4
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       Communications between the DSP and the Core Processor is accomplished by using the first 8-bit PCM timeslot on the first buffered serial port of each DSP. The DSP and the Core Processor communicate using point-to-point HDLC protocol over this timeslot.

2.4.1  Loading DSP Programs

       A two-stage boot load will be used to load DSP programs. Since the core processor is booting several DSPs with the same image, however, there shall be no signalling from the DSP to the Core Processor during boot.

       This is achieved as follows:

o The runtime DSP image shall consist of a boot loader, then several (TBD) zeros, then the actual runtime image.

o The Core Processor shall utilize the standard method of booting the DSP through the TDM port with this image.

o The DSP, upon downloading the boot loader section, will begin executing the boot loader section.

o The boot loader section will reconfigure the memory map, interrupts, and interrupt vectors. Then, the boot loader will monitor the TDM port for the end of the zeros section. This zero section is present simply to allow for a delay between the end of the boot section and the beginning of the runtime image section. Its length will be determined by the maximum delay needed for the boot loader section to execute.

o When the actual runtime image begins to be sent over the TDM port, the boot loader will copy the image to the correct locations.

o When the image is completely downloaded, the boot loader branches to start executing the runtime image.

This method of dual-stage booting is advantageous because the Core Processor can send the same image to all DSPs that use a particular image, and no two-way communication is needed until after the boot. It also allows for booting code into sections of memory not addressable during the ROM boot.


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EVP-SRM (DSP) Software Design Specification                                  5
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2.4.2  Starting Communications

When the DSP executes the runtime image, the following steps are taken in order:

1.     The DSP initializes control bits.

2.     The DSP initializes (and preprocesses, if necessary) all parameters.

3. The DSP signals to the Core Processor that it is ready to accept commands.

2.4.3  Steady State Communications

All steady state communications is done using the HDLC protocol over the first timeslot on the first buffered serial port.

2.5    Emulator support

It is often necessary to use an emulator (Texas Instruments' XDS510) to debug the DSP during integration. To provide access for XD5510, there shall be a 14 pin JTAG connector as described in Appendix B of the TMS32054x DSP CPU and Peripherals Reference Set, Volume 1.

3.     DSP Software Functions and Architecture

3.1    DSP Functions

The following signal processing functions shall be ported to the SPC.

1.     Detection of DTMF signals.

2.     Detection of MFRl, MFR2 Forwards, and MFR2 Backwards signals.

3. Detection of call progress (CP) tones and voice activity. CP tones consist of the standard call progress plan tones, in addition to Special Information Tones (SITs) and FAX Modem tones.

4.     Generation of DTMF, MFR1, MFR2, call progress, and other tones.

5. Execution of compelled signalling protocols for MFcR2 signalling. This will allow for compelled signalling using any combination of Rl, R2 Forwards, and R2 Backwards tones for generation and detection.


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EVP-SRM (DSP) Software Design Specification                                  6
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3.2    DSP Software Architecture

All DSP software conforms to the VP Open software architecture. All DSP modules work on 64 sample blocks of data (8 ms). in each 8 ms interval, the DSP performs the following functions:

1. Reads data from the buffered serial ports. This includes timeslot data as well as commands from the Core Processor.

2. Interprets the Core Processor commands into calls to selected DSP functions.

3. Sends data to the buffered serial ports. This includes voice data as well as status to the Core Processor.

The scheduling of these functions is handled by the Command and Status Module
(CSM) according to the VP Open specification. Detailed description of the code is presented in the following sections, in addition to [3].

3.3    Command and Status Module

In addition to communication with external devices and controlling the data flow within the DSP, the CSM manages which modules are executed on the data. For each command from the Core Processor, the CSM defines a state consisting of a sequence of modules that are run.

The CSM is designed to handle multiple ports in different states. The state machine and the states are designed so that any state transition is allowed. HOWEVER, DUE TO MEMORY AND MIPS CONSTRAINTS, THERE WILL BE SEVERAL VERSIONS OF THE RUN TIME CODE, EACH OF WHICH SUPPORTS A SUBSET OF THE STATES. EACH DSP WOULD THUS BE DEDICATED TO A SUBSET OF THE TOTAL FUNCTIONALITY.

THE THREE SUBSETS OF FUNCTIONALITY WILL BE:

1.     DTMF, MFR1, MFR2 FORWARDS, AND MFR2 BACKWARDS DETECTION

2.     MFCR2 SIGNALLING AND TONE GENERATION

3.     CALL PROGRESS DETECTION


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EVP-SRM (DSP) Software Design Specification                                 7
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3.4    Major States

3.4.1  DTMF DETECT

The DTMF DETECT state is used by the Core Processor to collect DTMF digits. In this state, the DTMF detector detects DTMF digits. Reporting of DTMF digits to the Core Processor happens when the requisite number of digits has been collected, or when a time-out has occurred.



                    [Flow Chart depicting DTMF Detect state]





                         Figure 3-1: DTMF DETECT state]



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EVP-SRM (DSP) Software Design Specification                                 8
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3.4.2  MF DETECT

The MF DETECT state is used by the Core Processor to collect Multifrequency R1, R2 Forwards, and R2 Backwards digits. Note, however, this is not the state that does compelled signalling. In this state, the MFD detector only DETECTS MF digits. Reporting of detected digits to the Core Processor happens when the requisite number of digits has been collected, or when a time-out has occurred.



                   [Flow Chart depicting the MF Detect state]




                           Figure 3-2: MF DETECT State


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EVP-SRM (DSP) Software Design Specification                                 9
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3.4.3  CP DETECT

The CP DETECT state is used by the Core Processor to detect call progress, modem ANS, CNG, SIT, and other call progress-like tones. In this state, the UTD detector detects call progress tones and reports detection of the tones to the Core Processor.

                     [Flow Chart depicting CP Detect state]



                           Figure 3-3: CP DETECT State






3.4.4  TONEGEN

The TONEGEN state is used by the Core Processor to generate tones or series of tones. In this state, the GENF module is used to generate the tones.


                      [Flow Chart depicting Tonegen state]





                            Figure 3-4: TONEGEN State


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EVP-SRM (DSP) Software Design Specification                                 10
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3.4.5  MFcR2

The MFcR2 state is used by the Core Processor to do R2 compelled signalling. In this state, the MFD detector detects MF digits, and the GENF tone generator generates MF digits.

                       [Flow Chart depicting MFcR2 state]

                             Figure 3-5: MFcR2 State




3.4.6  IDLE

This state is used when a timeslot is not assigned to a voice port, or when there are no signals to be processed. In the IDLE state, there is no processing of Line In or Line Out.

3.5    Multi-port Management

Since all DSP modules are VP Open compatible, the DSP can easily support as many simultaneous phone ports as memory and processor load allow. For each port, memory is allocated for each module. This memory is referred to as the module's object. The module uses the object to maintain its internal state from call to call.

To run multiple ports, the CSM checks to see if there are any state transitions. If there are, the objects for that port are reinitialized as required. Next, the CSM runs all modules for each port with the appropriate data and module objects. The CSM schedules ports on a round robin basis with all ports completing processing on one block of data within the 8 ms block processing time. Finally, the CSM outputs the status and data for all ports and restarts the process by looking for new commands.

4.     Signal Processing Algorithm Specification

This section lists the functional and performance requirement of the major DSP algorithms included in the DSP software.

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EVP-SRM (DSP) Software Design Specification                                 11
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4.1    HDLC Communications

All command, status, and configuration signalling between the Core Processor and the DSP will be sent over the first time slot on the first Buffered Serial Port, utilizing point-to-point HDLC communications.

This algorithm is presented in detail in [4].

4.2    Voice Activity Detection

Voice Activity Detection (VAD) detects voice activity, adapts to background ambient or line noise as well as the presence of echo, classifies voice activity as "early" versus "sustained", and assigns an "effort level" to the speaker that is independent of network loss.

This module is used to detect voice activity in the cP DeteCt state.

4.2.1  Functional requirements:

The Voice Activity Detector discriminates voice activity generated by a caller from background noise (acoustic and line noise) as well as echo and sidetones reflected back to the receive voice path. It also provides an "effort level" quantity that indicates the level of effort of the caller. The functional and performance requirements are specified to cover a wide range of applications, such as voice activated recordings (as in voice messaging), outbound call classification, digital speech interpolation (DSI), and voice conferencing.

1. The Voice Activity Detector classifies every block of voice data (8 ms long) as "port active" (early detect), "speaker active" (port sustained), and "not active".

2. It provides a measurement that approximates the level of effort exerted by the caller. Such an approximation is made by normalizing the short term RMS of the voice signal by a longer term RMS value. The "effort level" varies between -32 dB and 31 dB, and is at 0 dB when the speaker is speaking at his/her "normal" level.

3. The Voice Activity Detector adapts to background noise up to -24 dBm. Adaptation is 200 ms when the noise level drops, and is approximately 1000 ms when noise rises.

4. The Voice Activity Detector screens out sidetone or echo as speech up to an ERL of -26dB.

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EVP-SRM (DSP) Software Design Specification                                 12
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4.2.2  Performance Requirements:

The accuracy of the voice Activity detector is measured by the rate of "false detection" (i.e. classifying noise or echo as voice activity) and "clipping" (i.e. classifying voice activity as noise or echo) under different ambient noise and echo conditions.

"Port active" detection under different ambient noise conditions:

1. No perceptible clipping at quiet to modest noise levels of -50 dBm to -40 dBm with nominal levels of speech activity (-20 dBm average power over 2 seconds of speech). No more than 5% of voice onsets is clipped for noisy conditions (noise level from -40 dBm to -30 dBm).

2. No more than 1% of "silence" periods is detected as speech for the modest noise condition. No more than 2% of "silence" is detected as port active for noisy conditions.

3. The performance goals above is met when noise levels change during the test.

"Speaker active" detection under different ambient noise conditions:

1. Speech activity that lasts more than tSUSTAIN is detected as "Sustained" or "Speaker Active".

2. The clipping requirements is better than "Port Activity" detection. Fewer than 0.50/0 of onsets/hour (2.5 per hour) for modest noise condition (-45 dBm) and fewer than 2 % (10 per hour) for high noise condition (-35 dBm) have perceptible clipping.

3. False detection performance (i.e., detecting noise as "speaker active") exceeds those of "port activity" due to tSUSTAIN criteria. No more than 1% (36 seconds per hour) of noise segments is misclassified as "sustained" for modest noise conditions, and no more than 2% (72 seconds per hour) of "silence" is detected as port active for noisy conditions.

"Port active" and "Speaker active" detection in the presence of echo:

1. Less than 1% of residual echo is detected as "port active" - (i.e. 36 sec. per hour) during normal operation of canceller.

EVP-SRM (DSP) Software Design Specification                                 13
------------------------------------------------------------------------

2. Less than 0.1 % (i.e. 3.6 sec per hour) of residual echo is detected as "speaker active" or "port sustained" during normal operation of canceller.

3. Clipping of input speech in the presence of echo is no higher than clipping in the presence of modest to high level of noise.

4.3    DTMF Detection

4.3.1  Functional requirements:

specifies the nominal frequencies for the DTMF digits that must be detected.


--------------------------------------------------------------------------------
                                   Nominal High Group Frequencies (Hz)
                                   1209     1336      1477       1633
--------------------------------------------------------------------------------
           Nominal       697         1        2         3         A
          Low Group      770         4        5         6         B
         Frequencies     852         7        8         9         C
             (Hz)        941         *        0         #         D
--------------------------------------------------------------------------------

                       Table 4-1: Nominal DTMF Frequencies

1. Detect the presence of all 16 DTMF digits that are produced by different phones on the market under a broad range of network conditions.

2. DTMF digit information is provided as soon as the minimum duration is met. This information is called leading edge detection. This allows the earliest possible response to the digit, such as stopping voice output.

3. The trailing edge of a DTMF digit must be detected. This allows the system to delay any response (such as playing out voice) to the digit until the user has released the DTMF key. The criteria selected for trailing edge detection will debounce DTMF digits.

4. The DSP reports leading and trailing edge in the 8 ms block that they are detected. DTMF events are not buffered.

EVP-SRM (DSP) Software Design Specification                                 14
------------------------------------------------------------------------

4.3.2  Performance requirements:

Table 4-2 consists of performance requirements taken from EIA-464A and Bellcore TR-TSY-000181. Also shown is D2's DTMF performance requirements, which is a superset of the EIA and Bellcore requirements.

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Characteristic       Bellcore                EIA/TIA-464A          D2
---------------------------------------------------------------------------------------------
Frequency          +/-1.5% must accept;    +/-1.5% must accept;    Configurable choice of
Deviation          +/-3.5% must reject     +/-3.5% must reject     Four sets of must
                                                                   accept/must reject:
                                                                   +/-2.0% accept to +/-3.0%
                                                                   reject
                                                                   +/-2.5% accept to +/-3.5%
                                                                   reject;
                                                                   +/-3.0% accept to +/-4.0%
                                                                   reject;
                                                                   +/-3.5% accept to +/-4.5%
                                                                   reject
---------------------------------------------------------------------------------------------
Minimum              40 ms must accept;      40 ms must accept     Configurable from 24 to
Tone                 23 ms must reject                             80 ms
Duration
---------------------------------------------------------------------------------------------
Minimum              40 ms                   40 ms                 Configurable from 24 to
Interdigital                                                       80 ms
Interval
---------------------------------------------------------------------------------------------
Minimum              93 ms                   93 ms                 Configurable from 48 to
Cycle Time                                                         160
---------------------------------------------------------------------------------------------
Accept Levels        0 to -36 dBm must       0 to -25 dBm must     0 dBm to configurable
                     accept; -55 dBm         accept                minimum (-25 to -45
                     must reject                                   dBm range)
---------------------------------------------------------------------------------------------
Twist (ratio of      -8 to +4 dB             -8 to +4 dB           Separately configurable
high group                                                         positive and negative
power to low)                                                      twists:
                                                                   +/-4, 6, 8, 10, and 12 dB
---------------------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 15
------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

Bellcore              Fewer than 670          -                    Fewer than 20 talkoffs
talkoff tape          total talkoffs; fewer                        (with default
                      than 330 talkoffs of                         configuration of 2.5% to
                      digits 0-9; fewer                            3.5% frequency
                      than 170 talkoffs of                         deviation; 40 msec min
                      signals* and #.                              tone duration; +/-8 dB
                                                                   twist; -45 dBm min
                                                                   accept level)
---------------------------------------------------------------------------------------------
Mitel talkoff         -                       -                    0 talkoffs (with default
tape                                                               configuration)
---------------------------------------------------------------------------------------------
SNR                   23 dB                   15 dB                15 dB
---------------------------------------------------------------------------------------------
Impulse Noise         Fewer than 14           Fewer than 10        Pass both Bellcore and
                      missed or split         errors in 10,000     EIA/TIA-464A impulse
                      digits in Bellcore      tones for EIA test   noise requirements
                      Impulse Noise Tape      #1; fewer than 500
                      No. 201                 errors in 10,000
                                              tones for test #2
---------------------------------------------------------------------------------------------
Echo                  16 dB Signal-to-        10 dB Signal-to-     Pass both Bellcore and
                      Echo ratio at 20        Echo ratio at 20     EIA/TIA-464A echo
                      ms;                     ms                   requirements
                      24 dB at 45 ms
---------------------------------------------------------------------------------------------
Dial Tone             DTMF Detection in       DTMF Detection       Pass both Bellcore and
                      the presence of         in the presence of   EIA/TIA-464A
                      dial tone at -15        dial tone at -16     requirements for
                      dBm per dial tone       dBm per dial tone    detection of DTMF
                      frequency               frequency            digits in the presence of
                                                                   dial tone
---------------------------------------------------------------------------------------------

                    Table 4-2: DTMF Performance Requirements

Other performance requirements:

1. A leading edge of DTMF digit is signaled during the block in which the minimum duration is met, and the trailing edge is signaled during the block in which the minimum debounce interval is met.

2. Talk-down: DTMF detection must work reliably in the presence of echo (for the maximum allowable output voice level) and with varying levels of DTMF

EVP-SRM (DSP) Software Design Specification                                 16
------------------------------------------------------------------------

       signals (due to network loss). D2's DTMF detector combined with the echo must meet the performance requirements of Figure 4-1 in the presence echo generated by playing pause-removed voice (male and female) at -18 dBm ASL (averaged over 3 seconds) over a telephone circuit with 15 dB echo return loss (ERL).

                [Graph depicting DTMF Talk-down Acceptance Curve]

                   Figure 4-1: DTMF Talk-down Acceptance Curve



3. Debounce test: Long tones (generated by "hard" key presses) must not be detected as multiple tones in the presence of echo interference or line noise. Combined with the echo canceller, the DTMF detector is required to reliably "debounce" all DTMF digits above -18 dBm in the presence of voice levels below -15 dBm (ASL) and a telephone circuit with echo return loss (ERL) of 15 dB.

4. Double-talk talk-off: Many voice processing hardware or semiconductor manufacturers signficantly degrade the "talk-off" performance of their detector in the presence of voice echo or sidetone to achieve a high level of talk-down performance. This strategy is acceptable in a pure digit-in-voice-out scenario, but for voice conferencing or voice recognition applications, voice could be present in the both the transmit and receive path. In such cases, the DTMF detector must be very robust against "talk-off" in double-talk situations. The talk-off requirements for D2's DTMF detector under double- talk is fewer than 66 talkoffs for the Bellcore talk-off tape.

4.4    Tone Generation

The tone generation module can be programmed to generate any single, dual or amplitude modulated tone required to meet international telecommunications specifications. This functionality is provided by the GENF module, which produces the sum or product of two independently generated sine waves as its output. Each sine wave can be individually parameterized.

4.4.1  Functional requirements:

The GENF module is designed to generate a wide range of DTMF, Call Progress Signals, MF R1/R2, and miscellaneous tones. In order to meet or exceed

EVP-SRM (DSP) Software Design Specification                                 17
------------------------------------------------------------------------

international telecommunication specifications, GENF must meet or exceed the following functional requirements.

1. Independent arguments shall be supplied for each frequency for dual tones that GENF generates. Single tones are generated by specifying that one of the dual tone's frequencies is 0 Hz.

2. Independent arguments shall be supplied for the carrier and modulation frequencies for amplitude modulated tones that GENF generates.

3. Arguments shall be supplied that allow the frequency of a tone to be set in the range of 0 to 4000 Hz in 1 Hz units. 4. Arguments shall be supplied that allow the output power to be set in the range of +3 to -50 dBm in 0.5 dB steps.

5. Arguments shall be supplied that allow an amplitude modulated tone's modulation percentage to be set in the range of 0 to 300% in 1% units.

6. The tone duration (make time) shall be specified in 1 ms units. Tone durations shall be specified in the range of 0 to 8191 ms.

7. An unlimited tone duration shall be specified by setting the make duration to -1.

8. The silence duration between tones (break time) shall be specified in 1 ms units. Silence durations shall be specified in the range of 0 to 8191 ms.

9. An unlimited silence duration shall be specified by setting the make duration to -l and setting both frequencies of a dual tone to 0 Hz.

10. The GENF module shall allow tones to be generated that meet or exceed EIA/TIA-464 requirement for DTMF and call progress tone generation.

11. The GENF module shall allow tones to be generated that meet or exceed CCITT Blue Book Volume VI Fascicle VI.4 recommendations Q.3l0-Q.490 requirements for MF R1 and R2 tone generation.

12. The GENF module shall generate tones with one to three unique caence pairs (on/off pairs).

EVP-SRM (DSP) Software Design Specification                                 18
------------------------------------------------------------------------

4.4.2  Performance Requirements

1.     Frequency accuracy shall exceed 1 Hz.

2.     Level accuracy shall exceed 0.5 dB.

3.     Timing information shall exceed 1 ms accuracy.

4.5    Universal Tone Detector

4.5.1  Overview

The Universal Tone Detector (UTD) is a high configurable tone detector. By changing parameters, this algorithm can classify a wide range of single and dual tone call progress signals generated in a wide variety of countries.

4.5.2  General

Since different tones need different detection heuristics, and tones may have multiple specifications, each tone is tagged with a tone category identifier.

         ------------------------------------------------
         Tone Category             Call Process Signal
         ------------------------------------------------
               1                 Modem
               2                 FAX CNG
               3                 Audible Ringback
               4                 Busy
               5                 Reorder or Congestion
               6                 Number Unobtainable
               7                 SIT
               8                 Dial tone
               9                 Unknown Tone
         ------------------------------------------------

                           Table 4-3: Tone Categories

In addition to specifying a tone category, the parameters include a value that is returned to the application when the tone is detected. This parameter need not be unique. This allows multiple specifications to report the same tone event to the application.

UTD is table driven. Using this approach, the tone detector searches parameter tables for a matching tone. When a tone matches, the tone code determines the

EVP-SRM (DSP) Software Design Specification                                 19
------------------------------------------------------------------------

heuristics necessary to completely classify the tone. Also, the tones must be specified in a way that a set of parameters corresponds to either a single tone, a dual tone, or an amplitude modulated tone.

                           --------------------------
                            Code       Tone Type
                           --------------------------
                             0         Single Tone
                             1         Dual Tone
                             2         Modulated Tone
                           --------------------------

                       Table 4-4: Call Progress Tone Types

4.5.3  General Functional Requirements

UTD functionally combines a single tone detector and a dual/modulated tone detector into a single module. UTD combines the results of these detectors into a single result.

UTD has the following requirements.

1. The DSP shall indicate that the first ringback has started after at least 400 ms of ringback like signal has been processed, as long as no other tone type is early detected. If more than one type of tone is early detected, the first ringback reporting shall be delayed until either cadence information disqualifies the other types, or tone precedence is used as a 'tie-breaker'.

2. The DSP shall indicate ringback has stopped when ringback is no longer detected.

3. The DSP shall indicate a busy tone has been detected after the requisite number of make and break intervals have been processed, and no other tone category is still a candidate for detection.

4. The DSP shall indicate a reorder tone has been detected after the requisite number of make and break intervals have been processed, and no other tone category is still a candidate for detection.

5. The DSP shall indicate a number unobtainable tone has been detected after the requisite number of make and break intervals have been processed, and no other tone category is still a candidate for detection.

EVP-SRM (DSP) Software Design Specification                                 20
------------------------------------------------------------------------

6. In the event that more than one tone is a candidate for detection, detection is delayed until all characteristics that may disqualify any of the candidates are tested (for example, waiting for multiple cadence pairs to occur). If there is still more than one potential tone after all differentiating features have been exhausted, then the tone with the highest precedence is detected. Also, if the tone ceases prior to singling out one candidate tone, then the tone with the highest precedence is detected. Precedence is shown in Table 4-6.

7. The DSP shall supply an early detect flag. This flag shall be valid after the detector has processed no more than 72 ms of a tone. If more than one tone category is early detected, then the early detect flag shall indicate the tone category with the highest precedence.

8. The DSP shall indicate that a modem has been detected if a single tone falls within the specified frequencies for modem tones, the minimum make interval has been exceeded while the average tone power is in excess of the minimum power requirement, and no other tone category is still a candidate for detection.

9. The DSP shall indicate that a FAX CNG tone has been detected if a single tone falls within the specified frequencies for a CNG tone, the requisite number of on/off cadences have been processed, and no other tone category is still a candidate for detection.

10. The DSP shall indicate that a SIT tone has been detected if at least two of the three segments of possible SIT tones have been detected for at least the minimum interval in excess of the minimum power requirement.

11. The DSP shall indicate that an Unknown tone has been detected when it has been determined that a tone has been detected that falls within the specified frequencies for an Unknown tone, the minimum duration has been exceeded, and the tone does not match and other category tones.

4.5.3.1 Tone Detector Performance Requirements

4.5.3.1.1  Single Tones

There are four types of parameters that shall be used to control single tone detection. The variation of each parameter shall be limited by the constraints listed in Table 4-5.

EVP-SRM (DSP) Software Design Specification                                 21
------------------------------------------------------------------------

                                    -------------------------------
                                    Minimum            Maximum
               ----------------------------------------------------
               Frequency            300 Hz             3300 Hz
               ----------------------------------------------------
               Bandwidth            0 Hz               1800 Hz
               ----------------------------------------------------
               Duration             100 msec           32760 msec
               ----------------------------------------------------
               Minimum              -45 dBm            3 dBm
               Power Level
               ----------------------------------------------------

                  Table 4-5: Single Tone Detection Constraints

The frequency detection range shall be specified the Frequency and Bandwidth parameters. Figure 4-2 shows the relationship of these parameters. Note that the bandwidth specification is symmetric about the center frequency.

The Frequency and Bandwidth parameters define a "must detect" range. The detector shall not use frequency criteria to reject any tones which are within the range specified Frequency/Bandwidth parameters. Tones whose frequencies are outside but close to frequency range may be detected.


              [Graph depicting frequency domain for a Single Tone]


Figure 4-2: Frequency Domain Representation of tone parameters for a Single Tone



If the Power Level of the detected parameter is greater than the minimum power specified by the parameters, the signal shall not be rejected by Power Level heuristics.

Duration parameters are used to set the allowable duration of a tone. Minimum and maximum tone durations may be specified (make durations). Also, minimum and maximum silence durations between tones may be specified.

4.5.3.1.2  Dual Tones

Dual tones are created by summing two sinusoids. Since each tone can be isolated in the frequency domain, dual tones are specified as a pair of single tones.

Parameters for each tone of a dual pair use the same constraints as single tones. Namely, frequency 1 is the center frequency of the lower tone, and bandwidth1

EVP-SRM (DSP) Software Design Specification                                 22
------------------------------------------------------------------------

specifies its frequency tolerance. The same is true for frequency2 and bandwidth2 for the high tone. Figure 4-3 shows the definition of the frequency and bandwidth parameters for a dual tone.


               [Graph depicting frequency domain for a Dual Tone]


 Figure 4-3: Frequency Domain Representation of Tone Parameters for a Dual Tone





Not all dual tones are detectable by UTD. A dual tone shall detected only when the difference between the two component frequencies is greater than 10 Hz and less than 230 Hz.

4.5.3.1.3  Amplitude Modulated Tones

Amplitude modulated tones are created by multiplying two sinusoids. When analyzed in the frequency domain, a modulated tone looks like three tones. Figure 4- 4 shows the frequency spectrum for a modulated tone.

The tone whose frequency is the average of the other tones is the carrier. The other two tones can be referred to as side lobes. For amplitude modulated tones, frequency1 and bandwidth1 specify the low sidelobe and its tolerance, while frequency2 and bandwidth2 specify the high sidelobe and its tolerance.

             [Graph depicting frequency domain for a Modulated Tone]

 Figure 4-4: Frequency Domain Representation of Tone Parameters for an Amplitude
                                 Modulated Tone





As with dual tones, not all modulated tones will be detected by UTD. Modulated tones shall be detected if the difference between the carrier frequency and the sidelobes is between 10 Hz and 230 Hz.

EVP-SRM (DSP) Software Design Specification                                 23
------------------------------------------------------------------------

4.5.3.1.4  Precedence

By assigning a detection precedence to the classification process, tone frequency ranges can overlap. When a tone's parameters fall into a range shared by two or more signals. The signal is classified as the one with the highest precedence.

                      ------------------------------------
                      Precedence      Call Progress Signal
                      ------------------------------------
                           1          Modem
                           2          FAX CNG
                           3          Audible Ringback
                           4          Busy
                           5          Reorder or Congestion
                           6          Number
                           7          Unobtainable
                           8          SIT
                                      Dial Tone
                      ------------------------------------

                      Table 4-6: Tone Detection Precedence

Table 4-6 shows the precedence of typical tones that the UTD module detects. Modem signals have the highest precedence, and Unknown tones have the lowest. Therefore, the frequency range of unknown tones can safely overlap the other tone ranges without causing tomes to be misclassified. If the range for Unknown tones is allowed to be the maximum range allowed by the detector, any detected tone that is unclassified would be designated as Unknown.

4.5.3.1.5  North American Call Progress Signal Detection

Function Requirements:

The tables below specify the frequencies, power levels, and cadence of the Bellcore and EIA-464A call progress tones.


--------------------------------------------------------------------------------
                    Frequency (Hz)                     Power Level (dBm)
--------------------------------------------------------------------------------
Name                350   440   480    620        Per Frequency      Combined
--------------------------------------------------------------------------------
Audible Ring               X     X                  -22.5+/-1.5
--------------------------------------------------------------------------------
Busy                             X      X            -27+/-1.5
--------------------------------------------------------------------------------
Dial Tone            X     X                       -17.5 to -15    -13 to -14.5
--------------------------------------------------------------------------------
Intercept                  X            X            -20+/-1.5
--------------------------------------------------------------------------------
Reorder                          X      X            -27+/-1.5
--------------------------------------------------------------------------------

         Table 4-7: Call Progress Tone Frequency and Power Requirements

EVP-SRM (DSP) Software Design Specification                                 24
------------------------------------------------------------------------


--------------------------------------------------------------------------------
Audible ring    repetition of the tone on for 0.8 to 2.2 seconds, and off
                for 2.7 to 4.4 seconds
(ring-back)
--------------------------------------------------------------------------------
Busy            repetition of the tone on for 0.5+/-0.05 seconds, and off for
                0.5+/-0.05 seconds
--------------------------------------------------------------------------------
Dial            steady uninterrupted
--------------------------------------------------------------------------------
Intercept       repetition of an alternating sequence of the two frequencies each being on for 0.16 to 0.30 seconds with a total cycle time of 0.5+/-0.05 seconds
--------------------------------------------------------------------------------
Reorder         repetition of the tone on for 0.25+/-0.025 seconds, and off for
                0.25+/-0.025 seconds
(fast busy)
--------------------------------------------------------------------------------

                      Table 4-8: Call Progress Tone Cadence

Performance Requirements

1. Frequency Deviation: Even though the generator is required to meet a frequency tolerance per tone of +/-0.5%, the detector needs to allow for a wider frequency tolerance due to variations in generators and line distortions. The CP detector detects all tones whose component frequencies deviate less than 1% from nominal.
2. Twist: The CP detector detects all tones whose twist is less than +/-4 dB.
3.     Dynamic Range: The CP detector exhibits a minimum dynamic range of 25 dB.
4. Cadence: The CP detector must detect call progress tones whose cadence is within +/-10%.
5. Talkoff: The CP detector makes no false detections in 12 hours of testing with voice at -15 to -18 dBm ASL.

4.5.3.1.6  FAX CNG Tone Detection

The standard connection protocol for automatic connection of a FAX modem requires that the calling FAX modem generate a calling tone (CNG). Hence for incoming calls, the EVP software has to detect a CNG signal. When CNG is detected, EVP alerts the Core Processor to redirect the call to a FAX machine or a FAX modem embedded within the call processing system.

EVP-SRM (DSP) Software Design Specification                                 25
------------------------------------------------------------------------

Functional Requirements:

Detect the presence of the FAX calling tone (CNG). A CNG signal is defined as follows:

                       [Graph depicting fax calling tone]

                       Figure 4-5: Fax calling tone (CNG)


       a)     The CNG tone is within 38 Hz of nominal frequency.

       b)     The timing tolerance of a CNG tone is +/-15%.

       c)     The power of a CNG tone is between 0 and -43 dBm.

Performance Requirements:

1. The detector does not miss any CNG signals on a prerecorded tape containing 50 CNG tone samples collected from 5 different FAX machines.

2. The detector does not miss any CNG signals from the same FAX machines connected to a local CO with a noise level of less than -45 dBm.

3. The detector misses less than 0.5% of CNG signals (generated at -10 dBm) when compressed voice is output at a level of -15 dBm or less (average over 3 seconds) into a network whose ERL is greater than 15 dB.

4. The detector does not falsely detect more than 1 CNG tone per 5 hours of voice (based on Bellcore recorded talk radio voice tapes.)

4.5.3.1.7  Modem Tone Specification

All answering modems that conform to the ITU V.25 answering sequence present a 2100 Hz tone 1.8 to 2.5 seconds after answering the telephone line. Figure 4-6 and Figure 4-7 show the timing of the answering tone (ANS). In Figure 4-6, the 2100 Hz tone reverses phase every t intervals. These phase reversals disconnect echo cancelers and echo suppressors from the network. According to ITU G.164, phase reversal shall be accomplished such that the phase is within 180+/-10 degrees in 1 ms

EVP-SRM (DSP) Software Design Specification                                 26
------------------------------------------------------------------------

and that the amplitude of the 2100 Hz tone is not more than 3 dB below its steady state value for more than 400 usec.


        [Graph depicting tuning for answering Modem with Phase reversal]


           Figure 4-6: Timing for Answering Modem with Phase Reversal


       [Graph depicting timing for answering Modem without Phase reversal]





A timing diagram for an answering modem without phase reversal is shown in Figure 4-7. The timing is identical with that of phase reversing tone except for the reversal timing.



          Figure 4-7: Timing for Answering Modem without Phase Reversal





Table 4-9 contains the nominal frequency, power, and duration requirements for

                                     -------------------------------------------
                                     Minimum        Maximum          Unit
             -------------------------------------------------------------------
             Frequency                2085           2115           Hz
             -------------------------------------------------------------------
             Duration                 2.6            4.0            seconds
             -------------------------------------------------------------------
             Power                   -18.0           -6.0           dBm0
             -------------------------------------------------------------------

generating modem tones as derived from V.25 and G.164.

                  Table 4-9: Modem Tone Generation Requirements

EVP-SRM (DSP) Software Design Specification                                 27
------------------------------------------------------------------------

Performance Requirements:

1. The detector does not miss any modem answer tone on a pre-recorded tape containing 50 modem answer tone samples collected from 5 different data modems.

2. The detector does not miss any modem answer tone signals from the same data modem connected via a local CO with a noise level of less than -45 dBm.

3. The detector does not miss more than 0.5% of modem answer tones (generated at -10 dBm) when compressed voice is played at a level of - 15 dBm (ASL) or lower into a network connection with ERL greater than 15 dB.

4. The detector does not falsely detect the presence of a modem answer tone more than once per 5 hours of voice (using Bellcore recorded talk radio voice tapes).

5. There is no talkdown performance requirement. The near end is always silent and does not interfere with far end modem ANS signals.

6. There shall be fewer than 1 talkoff in 5 hours of call classification when the detector is programmed with the recommended parameters. Assuming that each call is resolved within an average time of 10 seconds, there shall be less than 1 talkoff in 1800 calls.

4.5.3.1.8  Three Tone Sequences

Most countries that generate Special Information Tones (SIT) use a three tone sequence. SIT sequences are generated by various central offices or common carrier switching points to indicate a problem with the dialed call. A SIT tone sequence generally precedes a recorded voice announcement such as "the number you have dialed is no longer in service..." and is provided specifically for the purpose of detection of the problem type by an automated device.

There are two popular types of SIT sequences. The first type is used mainly it Europe. It consists of a sequence of three tones of identical durations. The second type is the one used in North America. There are several North American SIT sequences that are encoded using various combinations of frequency and duration for each of the three tones. The encoding has been standardized by Bellcore.

EVP-SRM (DSP) Software Design Specification                                 28
------------------------------------------------------------------------

Performance Requirements:

1.     The UTD shall handle both types of sequences.

2. There is no talkdown performance requirement. The near end is always silent and does not interfere with far end SIT signals.

3. There shall be fewer than 1 talkoff in 5 hours of voice when the detector is programmed with the recommended parameters. Assuming that each voice call is has an average of 2 seconds of voice, there shall be fewer than 1 talkoff in 9000 calls.

4.5.3.1.9  Unknown Tone

Any single tone, dual tone, amplitude modulated tone or single tone sequence that is not classified as a CP, SIT, CNG or modem ANS tone, shall be reported as an unknown tone.

Performance Requirements:

1.     Talkdown performance requirement [TBD]

2. There shall be fewer than 1 talkoff in 5 hours of voice when the detector is programmed with the recommended parameters (minimum tone duration 400 ms). Assuming that each voice call is has an average of 2 seconds of voice, there shall be fewer than 1 talkoff in 9000 calls.

4.6    Multifrequency Tone Detection (MFD)

The MFD algorithm module detects the presence of R1, R2 Forward, and R2 Backward Multifrequency (MF) tones under a broad range of network conditions and under international telecommunications specifications.

EVP-SRM (DSP) Software Design Specification                                 29
------------------------------------------------------------------------

4.6.1  Functional requirements:

Table 4-10, Table 4-11, and Table 4-12 specify the nominal frequencies for the MF digits that must be detected.


     -----------------------------------------------------------------------
      F1(Hz)      F2 (Hz)
                     900         1100         1300         1500       1700
                  ----------------------------------------------------------
        700           1            2            4            7        Spare
        900           -            3            5            8        Spare
       1100           -            -            6            9         KP
       1300           -            -            -            0        Spare
       1500           -            -            -            -         ST
     -----------------------------------------------------------------------


    Table 4-10: Nominal MF R1 Frequencies and corresponding digit definitions



     -----------------------------------------------------------------------
      F1(Hz)      F2 (Hz)
                    1500         1620         1740         1860       1980
                  ----------------------------------------------------------
     1380             1            2            4             7         11
     1500             -            3            5             8         12
     1620             -            -            6             9         13
     1740             -            -            -            10         14
     1860             -            -            -             -         15
     -----------------------------------------------------------------------


         Table 4-11: Nominal MF R2 Forward Frequencies and corresponding combination numbers

EVP-SRM (DSP) Software Design Specification                                 30
------------------------------------------------------------------------


     -----------------------------------------------------------------------
      F1(Hz)      F2 (Hz)
                    1020          900          780          660        540
                  ----------------------------------------------------------
     1140             1            2             4             7        11
     1020             -            3             5             8        12
      900             -            -             6             9        13
      780             -            -             -            10        14
      660             -            -             -             -        15
     -----------------------------------------------------------------------

        Table 4-12: Nominal MF R2 Backward Frequencies and corresponding combination numbers

1. Be configurable to detect either R1, R2 forward, or R2 backward MF digits on a per-call basis.

2. Detect the presence of all 15 R1, 15 R2 Forward, and 15 R2 Backward digits under a broad range of network conditions.

3. MF digit information is provided as soon as the minimum duration is met. This information is called leading edge detection. This allows the earliest possible response to the digit, such as in compelling signalling.

4. The trailing edge of a MF digit must be detected. This allows the system to delay any response (such as in compelled signalling) to the digit until it is removed. The criteria selected for trailing edge detection will debounce MF digits.

5. The DSP reports leading and trailing edge in the 8 ms block that they are detected. MF events are not buffered.


4.6.2  Rl Detection Performance requirements:

Table 4-13 consists of MF Rl tone detection performance requirements taken from CCITTJITU Q310-Q331 and Bellcore TR-NWT-000506. Also shown is D2's MF R1 performance requirements, which is a superset of the CCITT and Bellcore requirements.

EVP-SRM (DSP) Software Design Specification                                 31
------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                   Requirement
-------------------------------------------------------------------------------------------------------------------------------
CHARACTERISTIC                BELLCORE                          CCITT/ITU                     D2
-------------------------------------------------------------------------------------------------------------------------------
Frequency Deviation           +/-(1.5%+ 5 Hz) must accept       +/-1.5% must accept           Configurable choice of three
                                                                                              sets of must accept
                                                                                              frequency tolerance:
                                                                                              +/-(1.5% + 5 Hz),
                                                                                              +/-(1.5% + 10 Hz),
                                                                                              +/-(1.5% + 15 Hz)
-------------------------------------------------------------------------------------------------------------------------------
Tone Duration                 KP signal: >54 ms must            <30 ms must accept            Minimum duration is
                              accept; <30 ms must reject                                      configurable in 4 ms steps,
                                                                <10 ms must reject            from 28 ms up.  Can be
                                                                -
                              All others: > 30 ms must                                        configured for >30 ms must
                              accept; < 10 ms must reject                                     accepts, < 10 ms must reject
-------------------------------------------------------------------------------------------------------------------------------
Minimum Interdigital          Must accept interdigital          Must accept interdigital      Minimum interdigital
Interval                      intervals > 25 ms.                intervals > 20 ms             interval is configurable in 4
                                        -                                 -                   ms steps.  Can be configured
                                                                                              for > 20 ms accept; < 10 ms bridge
                              Must bridge interdigital                                            -               -
                              intervals < 10 ms
-------------------------------------------------------------------------------------------------------------------------------
Minimum Cycle Time            Up to 10 pulses per second        -                             > 10 pulses per second

                              (100 ms cycle time)                                             (< 100 ms cycle time)
-------------------------------------------------------------------------------------------------------------------------------
Accept Levels                 0 to -25 dBm must accept          -                             Minimum power is
                                                                                              configurable from -25 dBm
                              < -35 dBm must reject                                           to -45 dBm per frequency
                              -
-------------------------------------------------------------------------------------------------------------------------------
Twist (ratio of high group    < 6 dB twist must accept          < 6 dB twist must accept      < 6 dB twist must accept
power to low)                 -                                 -                             -
-------------------------------------------------------------------------------------------------------------------------------
SNR (white noise)             20 dB                             -                             20 dB
-------------------------------------------------------------------------------------------------------------------------------
Impulse Noise                 Fewer than 14 missed or           -                             Fewer than 14 missed or
                              split digits in Bellcore Impulse                                split digits in Bellcore Impulse
                              Noise Tape No. 201                                              Noise Tape No. 201
-------------------------------------------------------------------------------------------------------------------------------
Disturbing Frequencies        Detection in the presence of      -                             Detection in the presence of
                              2A-B and @b-A modulation                                        2A-B and @b-A modulation
                              products 28 dB below each                                       products 28 dB below each
                              frequency component level                                       frequency component level
                              of the signals.                                                 of the signals.
-------------------------------------------------------------------------------------------------------------------------------

              Table 4-13: MFD R1 Detection Performance Requirements

4.6.3  R2 Detection Performance Requirements

Table 4-14 shows the MF R2 tone detection performance requirements taken from CCITT/ITU Q400-490. The MFD module is required to pass all CCITT/ITU requirements.

EVP-SRM (DSP) Software Design Specification                                 32
------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CHARACTERISTICS                         CCITT/ITU REQUIREMENT                     CCITT/ITU REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------
Frequency Deviation                     +/-10 Hz must accept                      Configurable choice of three sets of
                                                                                  must accept frequency tolerance:
                                                                                  +/-10 Hz,
                                                                                  +/-15 Hz,
                                                                                  +/-20 Hz
------------------------------------------------------------------------------------------------------------------------------
Tone Duration                           Must reject signals < 7 ms                Must reject signals < 7 ms
                                                            -                                         -
------------------------------------------------------------------------------------------------------------------------------
Minimum response time for R2            detect delay + generate delay < 70 ms     detect delay + generate delay < 70 ms
compelled signalling                                                  -                                         -
                                        detect delay + decision delay +           detect delay + decision delay +
                                        generate delay < 80 ms                    generate delay < 80 ms
                                                       -                                         -
------------------------------------------------------------------------------------------------------------------------------
Accept Levels                           -5 dBm0 to -31.5 dBm0 must detect;        Minimum power is configurable from -
                                                                                  25 dBm to -45 dBm per frequency
                                        -38.5 dBm0 must reject
------------------------------------------------------------------------------------------------------------------------------
Twist (ratio of high group power to     < 5 dB twist must accept for adjacent     < 5 dB twist must accept for adjacent
low)                                    -                                         -
                                        frequencies;                              frequencies;

                                        < 7 dB twist must accept for non-         < 7 dB twist must accept for non-
                                        -                                         -
                                        adjacent frequencies                      adjacent frequencies;

                                        20 dB twist must reject                   20 dB twist must reject
------------------------------------------------------------------------------------------------------------------------------
Disturbing Frequencies                  Must not falsely detect due to any one    Must not falsely detect due to any one
                                        or more valid R2 frequencies at -55       or more valid R2 frequencies at -55
                                        dBm per frequency.                        dBm per frequency.

                                        In the presence of a valid R2 tone, no    In the presence of a valid R2 tone, no
                                        missed detections and no false            missed detections and no false
                                        detections due to any of the remaining    detections due to any of the remaining
                                        frequencies at 20 dB below the highest    frequencies at 20 dB below the highest
                                        of the MF tone pair.                      of the MF tone pair.

                                        Must not falsely detect due to:           Must not falsely detect due to:

                                        1.   Any 1 or 2 pure sine waves,          1.   Any 1 or 2 pure sine waves,
                                             each at -38.5 dBm0, 300-3400              each at -38.5 dBm0, 300-3400
                                             Hz.                                       Hz.

                                        2.   Any 1 or 2 pure sine waves,          2.   Any 1 or 2 pure sine waves,
                                             each at -42 dBm, 300-3400                 each at -42 dBm 300-3400
                                             Hz.                                       Hz.

                                        3.   Forward detector: Any 2              3.   Forward detector: Any 2
                                             pure sine waves, each at -5               pure sine waves, each at -5
                                             dBm, 330-1150 Hz or 2130-                 dBm, 330-1150 Hz or 2130-
                                             3400 Hz.                                  3400 Hz.

                                        4.   Backward detector: Any 2             4.   Backward detector: Any 2
                                             pure sine waves, each at -5               pure sine waves, each at -5
                                             dBm, 1300-3400 Hz.                        dBm, 1300-3400 Hz.

------------------------------------------------------------------------------------------------------------------------------
Transmitted signal interference         Must not falsely detect due to            Must not falsely detect due to
                                        generation of outgoing MF digits.         generation of outgoing MF digits.
------------------------------------------------------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 33
------------------------------------------------------------------------

              Table 4-14: MFD R2 Detection Performance Requirement

4.7    MFcR2 compelled signalling


In order to pass the CCITT requirements for compelled signal timing, the following additional requirements are made ON the MFD detector:

1. The MFD detector shall detect the leading edge of an R2 digit after processing no more than 24 ms of the digit.

2. The MFD detector shall detect the trailing edge of an R2 digit after processing no more than 16 ms of the silence following the digit.

5.     CONFIGURATION PARAMETERS

The DSP uses various configuration parameters controlled by the Core Processor. These configuration parameters specify frequencies, powers, durations, and thresholds used for detection and generation of tones and voice data. This section defines the various parameters and their format in DSP memory.

5.1    Global Parameters

Global Parameters are those that must be defined for the DSP as a whole. Table 5-1 lists the global parameters and their descriptions.

--------------------------------------------------------------------------------
NAME                        Description
--------------------------------------------------------------------------------
p0DBINA                     digital rms of a 0 dBm sine wave incident at A/D
                            for A-Law PCM
--------------------------------------------------------------------------------
p0DBOUTA                    digital rms of a 0 dBm sine wave incident at D/A
                            for A-Law PCM
--------------------------------------------------------------------------------
p0DBINM                     digital rms of a 0 dBm sine wave incident at A/D
                            for [mu]-Law PCM
--------------------------------------------------------------------------------
p0DBOUTM                    digital rms of a 0 dBm sine wave incident at D/A
                            for [mu]-Law PCM
--------------------------------------------------------------------------------
[tau]HANGOVER               Maximum inactivity before speech flag resets
--------------------------------------------------------------------------------
[tau]SUSTAIN                Minimum duration of speech before sustained
--------------------------------------------------------------------------------

                          Table 5-1: global parameters

EVP-SRM (DSP) Software Design Specification                                 34
------------------------------------------------------------------------

Legal parameter values:

1. p0DBINA is a 14-bit code that represents the 0 dBm power level of a 1 kHz sine wave at the network interface for A-Law channels.

2. p0DBOUTA is a 14-bit code that represents DSP power level required to generate a 0 dBm signal at the network interface for A-Law channels.

3. p0DBINM is a 14-bit code that represents the o dBm power level of a 1 kHz sine wave at the network interface for [mu]-Law channels.

4. p0DBOUTM is a 14-bit code that represents DSP power level required to generate a 0 dBm signal at the network interface for [mu]-Law channels.

5. tHANGOVER is a parameter that sets the maximum time, [tau]HANG-OVER, that the speech sustained flag may be asserted while voice activity is absent. The maximum time is given by the following formula: [tau]HANGOVER*8msec.

6. tSUSTAIN is a parameter that sets the minimum duration, [tau]SUSTAIN, that a voice activity must be present before it is considered sustained speech. The duration is given by the following formula: tSUSTAIN= [tau]SUSTAIN*8msec.

5.2    DTMF Detection Parameters

DTMF detection is configured on a per-channel basis using a set of DTMF Collection Specifications. Each Collection Specification contains all configurable parameters for DTMF detection. There are 35 default Collection Specifications, and are referenced by ID, numbered 1 to 35 (Collection ID #0 is reserved to mean "use the previous default collection specification"). There also is one 'working' Collection Specification per timeslot.

The DSP maintains the following context for each channel:

o      ID of it's current default DTMF Collection Specification

o It's working' DTMF Collection Specification, which is the one used for detection

5.2.1  DTMF Collection Specifications

DTMF Collection Specifications contain the following fields:

EVP-SRM (DSP) Software Design Specification                                 35
------------------------------------------------------------------------

1.     k: The number of digits to collect before initial report: 1 to 16

2.     N: The total number of digits to collect: 1 to 40

3. MIN_POWER: The minimum allowable power per frequency (a value of 0 = - 25 dBm; a value of 21 = -45 dBm)

4.     MIN_MAKE: The minimum duration of a valid DTMF digit, in ms (0 to 255).

5.     MIN_BREAK: The minimum interdigital silence duration, in ms (9 to 255).

6. IDTO: Inter-digit Timeout. A timeout will be reported if the silence between two DTMF digits exceeds IDTO seconds. Range is 0 seconds (disables) to 255 seconds.

7. PSC: Permanent Signal Condition. A timeout will be reported if the duration of a DTMF digit exceeds PSC. Range is 0 seconds (disables) to 255 seconds.

8. FDTO: First Digit Timeout. A timeout will be reported if the time to collect the first digit exceeds FDTO. Range is 0 seconds (disables) to 255 seconds.

9. TDTO: Total Digit Timeout. A timeout will be reported if the time to collect all digits exceeds TDTO. Range is 0 seconds (disables) to 255 seconds.

10. ED: End Digit. Detection of this DTMF digit ends DTMF collection (if the ED bit in the Control Word is set).

11. CD: Cancel Digit. Detection of this DTMF digit causes the DSP to delete all collected digits and restart DTMF detection (if the CD bit in the Control Word is set).

12. POS_TWIST: Maximum allowable ratio of high tone power to low tone power. Choices are 0 (2 dB), 1(4dB), 2(6 dB), 3 (8 dB), 4 (10 dB), and 5 (12 dB)

13 NEG-TWIST: Maximum allowable ratio of low tone power to high tone power. Choices are 0 (2 dB), 1 (4 dB), 2 (6 dB), 3 (8 dB), 4 (10 dB), and 5 (12
       dB)

EVP-SRM (DSP) Software Design Specification                                 36
------------------------------------------------------------------------

14.    CW: Control Word - a 8-bit mask with the following format:

           ----------------------------------------------------------
           7      6      5       4      3         2         1       0
           ----------------------------------------------------------
           DE     P     UE      UC      RD       IN        FT
           ----------------------------------------------------------


                     Table 5-2: Control Word Bit Definitions

o      bit 1,0: FT = frequency tolerance:
             00 = 2.0% must accept / 3.0% must reject
             01 = 2.5% must accept / 3.5% must reject
             10 = 3.0% must accept / 4.0% must reject
             11 = 3.5% must accept / 4.5% must reject

o bit 2:IN = initial notification. If this bit is set, the DSP will make the initial report when k digits are collected.

o bit 3:RD = report durations. If this bit is set, the DSP will report on and off durations for each digit detected. Durations will have a granularity of 8 ms.

o bit 4:UC = use cancel code. If this bit is set, the DSP will reset DTMF collection when the cancel code is detected.

o bit 5:UE = use end code. If this bit is set, the DSP will end DTMF collection when the end code is detected.

o Bit 6:P = PCM type: This is how the Core Processor configures the PCM type for this channel.
             1 = ALaw
             0 = [mu]Law

o      bit 7:  DE = detection edge:
             1 = leading edge detection
             0 = trailing edge detection

The size in bits and the range of each field in the Collection Specifications is shown in Table 5-3. Table 5-4 shows the format of each channel's DTMF parameter context. The 'Default CS ID' field contains the ID for one channel's default collection spec. Words 2-7 of Table 5-4 contain the channel's working Collection Specification, and are the exact format of the default Collection Specifications (which are each 6 words long).

EVP-SRM (DSP) Software Design Specification                                 37
------------------------------------------------------------------------

--------------------------------------------------------------------------------
Field           Units                unsigned         Size (bits)     Range
--------------------------------------------------------------------------------
k               number of  digits    unsigned         4               1 to 16
N               number of digits     unsigned         6               1 to 40
MIN_POWER       (-25 -#) dBm         unsigned         5               0 to 20
MIN_MAKE        ms                   unsigned         8               0 to 255
MIN_BREAK       ms                   unsigned         8               0 to 255
IDTO            s                    unsigned         8               0 to 255
PSC             s                    unsigned         8               0 to 255
FDTO            s                    unsigned         8               0 to 255
TDTO            s                    unsigned         8               0 to 255
ED              DTMF digit           unsigned         4               0 to 15
CD              DTMF digit           unsigned         4               0 to 15
POS TWIST       2*(# + 2) dB         unsigned         4               0 to 4
NEG_TWIST       2*(# + 2)dB          unsigned         4               0 to 4
CW              8-bit mask           bit mask         8               0 to 255
--------------------------------------------------------------------------------
                                                             87 bits
                                                              6 words
                                                     ---------------------------

             Table 5-3:DTMF Collection Specification Parameter Units


           ===========================================================================================================
                                High Byte                                              Low Byte
           ===========================================================================================================
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  -----------------------------------------------------------------------------------------------------------
    1                                                          |                    |          Default CS ID
           -----------------------------------------------------------------------------------------------------------
    2                               |             k            |             |                     N
           -----------------------------------------------------------------------------------------------------------
    3                         |           MIN_POWER            |                        MIN_MAKE
           -----------------------------------------------------------------------------------------------------------
    4                           MIN_BREAK                      |                           CW
           -----------------------------------------------------------------------------------------------------------
    5                              IDTO                        |                          PSC
           -----------------------------------------------------------------------------------------------------------
    6                              FDTO                        |                          TDTO
           -----------------------------------------------------------------------------------------------------------
    7              POS_TWIST        |         NEG_TWIST        |             ED            |            CD
----------------------------------------------------------------------------------------------------------------------

               Table 5-4: Internal DTMF parameter channel context

5.2.2  DTMF Detection Parameter Memory Usage

For N channels of DTMF, the total memory usage for DTMF channel context and Collection Specifications is N*7+35*6+ = 210+7N 16-bit words. For all 63 channels, this is 651 words. For 30 channels, this is 420 words.

EVP-SRM (DSP) Software Design Specification                                 38
------------------------------------------------------------------------

5.3    MF Detection Parameters

MF detection is configured on a per-channel basis using a set of MF Collection Specifications. These Collection Specifications each contain all configurable parameters for MF detection. There are 35 default Collection Specifications, and are referenced by ID, numbered 1 to 35. there also is one 'working' Collection Specification per timeslot.

The DSP maintains the following context for each channel:

o      ID of it's current default MF Collection Specification

o It's 'working' MF Collection Specification, which is the one used for detection

5.3.1 MF Collection Specifications

MF Collection Specifications contain the following fields:

1.     TD:  (T)ype of MF tones to (D)etect (a 2-bit field):
            00b = not defined
            01b = R1
            10b = R2 Forwards
            11b = R2 Backwards

2.     k: The number of digits to collect before initial report: 1 to 16

3.     N: The total number of digits to collect: 1 to 40

4. MIN_POWER: The minimum allowable power per frequency (a value of 0 = - 25 dBm; a value of 21 = -45 dBm)

5.     MIN_MAKE: The minimum duration of a valid MF digit, in ms (0 to 255).

6.     MIN_BREAK: The minimum interdigital silence duration, in ms (0 to 255).

7. IDTO: Inter-digit Timeout. A timeout will be reported if the silence between two MF digits exceeds IDTO seconds. Range is 0 seconds (disables) to 255 seconds.

8. PSC: Permanent Signal Condition. A timeout will be reported if the duration of an MF digit exceeds PSC. Range is 0 seconds (disables) to 255 seconds.

EVP-SRM (DSP) Software Design Specification                                 39
------------------------------------------------------------------------

9. FDTO: First Digit Timeout. A timeout will be reported if the time to collect the first digit exceeds FDTO. Range is 0 seconds (disables) to 255 seconds.

10. TDTO: Total Digit Timeout. A timeout will be reported if the time to collect all digits exceeds TDTO. Range is 0 seconds (disables) to 255 seconds.

11.    ED: End Digit. Detection of this MF digit ends MF collection.

12. CD: Cancel Digit. Detection of this MF digit causes the DSP to delete all collected digits and restart MF detection.

13.    CW: Control Word - an 8-bit mask with the following format:

              ----------------------------------------------------
               7       6      5      4      3      2      1      0
              ----------------------------------------------------
              DE       P     UE     UC     RD     IN     FT
              ----------------------------------------------------

                     Table 5-5: Control Word Bit Definitions

       o      bit 1,0: FT = must accept frequency tolerance:
              00 = +/-(1.5%+10) Hz for R1; +/-10 Hz for R2
              01 = +/-(1.5%+15) Hz for R1; +/-15 Hz for R2
              10 = +/-(1.5%+20) Hz for R1; +/-20 Hz for R2
              11 = not defined

       o bit 2: IN = initial notification. If this bit is set, the DSP will make the initial report when k digits are detected.

       o bit 3: RD = report durations. If this bit is set, the DSP will report on and off durations for each digit detected. Durations will have a granularity of 8 ms.

       o bit 4: UC = use cancel code. If this bit is set, the DSP will end MF collection when the end code is detected.

       o bit 5: UE = use end code. If this bit is set, the DSP will end MF collection when the end code is detected.

       o      Bit 6:  P = PCM type:
                      1 = Alaw
                      0 = [mu]Law

EVP-SRM (DSP) Software Design Specification                                 40
------------------------------------------------------------------------

        o     bit 7:  DE = detection edge:
                      1 = leading edge detection
                      0 = trailing edge detection

14. TT, ISTT, IS: These fields are ignored in this state. They are included to allow the same Collection Specification format be used for MfcR2 signalling.

The size in bits and the range of each field in the Collection Specifications is shown in Table 5-6. Table 5-7 shows the format of each channel's MF parameter context. The 'Default CS ID' field contains the ID for this channel's default collection spec. Words 2-7 of Table 5-7 contain this channel's working Collection Specification, and are the exact format of the default Collection Specifications (which are each 6 words long).


--------------------------------------------------------------------------------
Field              Units                  unsigned   Size (bits)   Range
--------------------------------------------------------------------------------
TT                 type of MF             unsigned        2        0 to 3
TD                 type of MF             unsigned        2        0 to 3
k                  number of digits       unsigned        4        1 to 16
N                  number of digits       unsigned        6        1 to 40
MIN_POWER          (-25 - #) dBm          unsigned        5        0 to 20
MIN_MAKE           ms                     unsigned        8        0 to 255
MIN_BREAK          ms                     unsigned        8        0 to 255
IDTO               s                      unsigned        8        0 to 255
PSC                s                      unsigned        8        0 to 255
FDTO               s                      unsigned        8        0 to 255
TDTO               s                      unsigned        8        0 to 255
ISTT               state transition fa    unsigned        4        0 to 10
IS                 state                  unsigned        4        0 to 5
ED                 DTMF digit             unsigned        4        0 to 15
CD                 DTMF digit             unsigned        4        0 to 15
CW                 8-bit mask             bit mask        8        0 to 255
--------------------------------------------------------------------------------
                                                               91 bits
                                                                6 words
                                                        ---------------------

             Table 5-6: MF Collection Specification Parameter Units

EVP-SRM (DSP) Software Design Specification                                 41
------------------------------------------------------------------------




           ===========================================================================================================
                                High Byte                                              Low Byte
           ===========================================================================================================
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  -----------------------------------------------------------------------------------------------------------
    1                                                          |                    |          Default CS ID
           -----------------------------------------------------------------------------------------------------------
    2           TT     |     TD      |            k            |             |                     N
           -----------------------------------------------------------------------------------------------------------
    3                         |           MIN_POWER            |                        MIN_MAKE
           -----------------------------------------------------------------------------------------------------------
    4                           MIN_BREAK                      |                           CW
           -----------------------------------------------------------------------------------------------------------
    5                              IDTO                        |                          PSC
           -----------------------------------------------------------------------------------------------------------
    6                              FDTO                        |                          TDTO
           -----------------------------------------------------------------------------------------------------------
    7                ISTT            |           IS            |            ED              |          CD
----------------------------------------------------------------------------------------------------------------------

                Table 5-7: Internal MF parameter channel context

5.3.2  MF Detection Parameter Memory Usage

For N channels of MF Detection, the total memory usage for MF channel context and Collection Specifications is N*7+35*6 = 210+7N 16-bit words. For all 63 channels, this is 651 words. For 30 channels, this is 420 words.

5.4    Call Progress Detection Parameters

Call progress detection is configured using CP Tone Groups and CP Collection Specifications. CP Tone Groupos reference CP Tone Specifications, which each describe a tone to detect. CP Collection Specifications contain other detection parameters, such as timeouts and PCM type.

5.4.1  CP Tone Groups

There are 35 CP Tone Groups, which allow for 35 separate groupings of tones to be configured at any one time. The CP Tone Groups are referenced by ID, which number from 1 to 35.

Each CP Tone Group is thirty 16-bit words long, with each word containing the ID of a CP Tone Specification. This allows for a maximum of thirty CP Tone Specification Ids. If a particular CP Tone Group has less than thirty CP Tone Specifications, then the CP Tone Specification IDs occupy the first part of the CP Tone Group, and the remaining words are '0.'

EVP-SRM (DSP) Software Design Specification                                 42
------------------------------------------------------------------------

Although the CP Tone Group only needs 9 bits to store each CP Tone Specification ID, 16 bits are reserved for each CP Tone Specification ISD. This is done so the DSP can replace these fields with 16-bit addresses.

An example CP Tone Group, as it would exist in the DSP's memory, follows. In this example, 26 CP Tone Specifications are used:

EVP-SRM (DSP) Software Design Specification                                 43
------------------------------------------------------------------------



           ===========================================================================================================
                                High Byte                                              Low Byte
           ===========================================================================================================
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  -----------------------------------------------------------------------------------------------------------
           ----------------------------------------------------------------------------------------------------------
    1                                             CP Tone Specification ID #1
           ----------------------------------------------------------------------------------------------------------
    2                                             CP Tone Specification ID #2
           ----------------------------------------------------------------------------------------------------------
    3                                             CP Tone Specification ID #3
           ----------------------------------------------------------------------------------------------------------
    4                                             CP Tone Specification ID #4
           ----------------------------------------------------------------------------------------------------------
    5                                             CP Tone Specification ID #5
           ----------------------------------------------------------------------------------------------------------
    6                                             CP Tone Specification ID #6
           ----------------------------------------------------------------------------------------------------------
    7                                             CP Tone Specification ID #7
           ----------------------------------------------------------------------------------------------------------
    8                                             CP Tone Specification ID #8
           ----------------------------------------------------------------------------------------------------------
    9                                             CP Tone Specification ID #9
           ----------------------------------------------------------------------------------------------------------
   10                                             CP Tone Specification ID #10
           ----------------------------------------------------------------------------------------------------------
   11                                             CP Tone Specification ID #11
           ----------------------------------------------------------------------------------------------------------
   12                                             CP Tone Specification ID #12
           ----------------------------------------------------------------------------------------------------------
   13                                             CP Tone Specification ID #13
           ----------------------------------------------------------------------------------------------------------
   14                                             CP Tone Specification ID #14
           ----------------------------------------------------------------------------------------------------------
   15                                             CP Tone Specification ID #15
           ----------------------------------------------------------------------------------------------------------
   16                                             CP Tone Specification ID #16
           ----------------------------------------------------------------------------------------------------------
   17                                             CP Tone Specification ID #17
           ----------------------------------------------------------------------------------------------------------
   18                                             CP Tone Specification ID #18
           ----------------------------------------------------------------------------------------------------------
   19                                             CP Tone Specification ID #19
           ----------------------------------------------------------------------------------------------------------
   20                                             CP Tone Specification ID #20
           ----------------------------------------------------------------------------------------------------------
   21                                             CP Tone Specification ID #21
           ----------------------------------------------------------------------------------------------------------
   22                                             CP Tone Specification ID #22
           ----------------------------------------------------------------------------------------------------------
   23                                             CP Tone Specification ID #23
           ----------------------------------------------------------------------------------------------------------
   24                                             CP Tone Specification ID #24
           ----------------------------------------------------------------------------------------------------------
   25                                             CP Tone Specification ID #25
           ----------------------------------------------------------------------------------------------------------
   26                                             CP Tone Specification ID #26
           ----------------------------------------------------------------------------------------------------------
   27        0      0     0      0      0      0     0      0      0     0      0      0      0     0      0      0
           ----------------------------------------------------------------------------------------------------------
   28        0      0     0      0      0      0     0      0      0     0      0      0      0     0      0      0
           ----------------------------------------------------------------------------------------------------------
   29        0      0     0      0      0      0     0      0      0     0      0      0      0     0      0      0
           ----------------------------------------------------------------------------------------------------------
   30        0      0     0      0      0      0     0      0      0     0      0      0      0     0      0      0
---------------------------------------------------------------------------------------------------------------------

                        Table 5-8: Example CP Tone Group

EVP-SRM (DSP) Software Design Specification                                 44
------------------------------------------------------------------------


Although there is wasted space associated with a CP Tone Group with less than 30 CP Tone Specifications, there is an advantage to fixed-length CP Tone Groups: it is much easier to address, delete, add, and replace CP Tone Groups during run time when they are a fixed length.

5.4.2  CP Tone Specifications

There are two types of CP Tone Specifications: Normal and SIT. Normal CP Tone Specifications are 21 words long. Although SIT Tone Specifications are only 18 words long, the DSP needs 28 words of space after translating to values used by the Universal Tone Detector.

The DSP can handle up to 10 unique Normal CP Tone Specifications per CP Tone Group (10*35=350 Normal CP Tone Specifications), and up to one unique SIT CP Tone Specification per CP Tone Group (1*35=SIT CP Tone Specifications).

EVP-SRM (DSP) Software Design Specification                                 45
------------------------------------------------------------------------


CP Tone Specifications are referenced by ID, numbered 1 to 385. The first 350 are Normal CP Tone Specifications, and the last 35 (IDs #351 - #385) are SIT CP Tone Specifications.

Table 5-9 and Table 5-10 show the format and definitions for all fields in Normal CP Tone Specifications and SIT CP Tone Specifications. See Section 4.5 for more information on the format of tones detected by UTD.


--------------------------------------------------------------------------------
   Word     Value                        Units                   Range
--------------------------------------------------------------------------------
     1      Tone Category                Category Number         1 to 9
     2      Tone Type                    Tone Type               0 to 2
     3      Return Value                 Return Code             0 to 32767
     4      Required Cadences            Cadence Number          0 to 32767
     5      Frequency 1                  Hz                      300 to 3300
     6      Frequency 1 Deviation        Hz                      0 to 1500
     7      Frequency 2                  Hz                      0 to 1500
     8      Frequency 2 Deviation        Hz                      300 to 3300
     9      Min Make 1                   ms                      100 to 32767
    10      Max Make 1                   ms                      100 to 32767
    11      Min Break 1                  ms                      0, 100 to 32767
    12      Max Break 1                  ms                      0, 100 to 32767
    13      Min Make 2                   ms                      0, 100 to 32767
    14      Max Make 2                   ms                      0, 100 to 32767
    15      Min Break 2                  ms                      0, 100 to 32767
    16      Max Break 2                  ms                      0, 100 to 32767
    17      Min Make 3                   ms                      0, 100 to 32767
    18      Max Make 3                   ms                      0, 100 to 32767
    19      Min Break 3                  ms                      0, 100 to 32767
    20      Max Break 3                  ms                      0, 100 to 32767
    21      Min Power                    dBm                     0  to -45
--------------------------------------------------------------------------------

                 Table 5-9: Normal CP Tone Specification format

EVP-SRM (DSP) Software Design Specification                                 46
------------------------------------------------------------------------




--------------------------------------------------------------------------------
   Word     Value                        Units                   Range
--------------------------------------------------------------------------------
     1      Tone Category                Category Number         6
     2      SIT Type                     SIT Type                1, 2
     3      Return Value                 Return Code             0 to 32767
     4      Frequency 1                  Cadence Number          300 to 3300
     5      Bandwidth 1                  Hz                      0 to 1500
     6      Frequency 2                  Hz                      300 to 3300
     7      Bandwidth 2                  Hz                      0 to 1500
     8      Frequency 3                  Hz                      300 to 3300
     9      Bandwidth 3                  Hz                      0 to 1500
    10      Frequency 4                  Hz                      300 to 3300
    11      Bandwidth 4                  Hz                      0 to 1500
    12      Frequency 5                  Hz                      300 to 3300
    13      Bandwidth 5                  Hz                      0 to 1500
    14      Short Min                    ms                      0, 100 to 32767
    15      Short Max                    ms                      0, 100 to 32767
    16      Long Min                     ms                      0, 100 to 32767
    17      Long Max                     ms                      0, 100 to 32767
    18      Min Power                    dBm                     0 to -45
    19      Reserved                           --                      --
    20      Reserved                           --                      --
    21      Reserved                           --                      --
    22      Reserved                           --                      --
    23      Reserved                           --                      --
    24      Reserved                           --                      --
    25      Reserved                           --                      --
    26      Reserved                           --                      --
    27      Reserved                           --                      --
    28      Reserved                           --                      --
--------------------------------------------------------------------------------

                  Table 5-10: SIT CP Tone Specification format

EVP-SRM (DSP) Software Design Specification                                 47
------------------------------------------------------------------------

5.4.3  CP Collection Specifications

Each CP Collection Specification contains the following parameters:

1. ID: This is a unique identifier for a default collection specification, numbered 1 to 35.

2.     P:  The type of PCM to use on this channel:
             1 = ALaw
             0 = [mu]Law

3. PSC: Permanent Signal Condition" 0 (disables) to 127 seconds (7 bits unsigned)

4.     TC:  Tone Cessation Reporting:
             1 = Report when a tone is no longer present (falling edge reported) 0 = Don't report when a tone is no longer present (no falling edge reported)

5.     FDTO: First Digit Timeout 0 (disables) to 127 seconds (7 bits unsigned)

The formal of the CP Detection Collection Specification is shown in Table 5-11. note that the ID is not contained in the formal. For default collection specifications, the ID is simply the index of this collection specification in the block of memory that contains all default collection specifications.


           ===========================================================================================================
                                High Byte                                              Low Byte
           ===========================================================================================================
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  -----------------------------------------------------------------------------------------------------------
   1        P    |    PSC                                       | TC   |  FDTO
----------------------------------------------------------------------------------------------------------------------

            Table 5-11: CP Detection Collection Specification format

5.4.4  CP Detection Channel Context

The DSP maintains the following context for each channel:
o Current working CP Collection Specification, which is the one used for detection
o      ID of its current default CP Collection Specification
o      ID of the CP Tone Group to use for this channel

EVP-SRM (DSP) Software Design Specification                                 48
------------------------------------------------------------------------

Table 5-12 shows the format of each channel's CP Detect parameter context.


           ===========================================================================================================
                                High Byte                                              Low Byte
           ===========================================================================================================
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  -----------------------------------------------------------------------------------------------------------
   1        P    |    PSC                                       | TC   |  FDTO
----------------------------------------------------------------------------------------------------------------------
   2                  Default CP Collection Spec ID             |                  CP Tone Group ID
----------------------------------------------------------------------------------------------------------------------

                    Table 5-12: CP Detection Channel Context

5.4.5  CP Detection Parameter Memory Usage

For 30 channels of Call Progress Detection, the total memory usage for the CP Detection Parameters in 9475 16-bit words. Table 5-13 shows a breakdown of this memory usage.


------------------------------------------------------------------------------------------------
                 Section                Number of entries       Size per entry      Memory Usage
------------------------------------------------------------------------------------------------
Channel context                                30                      2                 60
Default Collection Specifications              35                      1                 35
CP Tone Groups                                 35                     30                1050
Normal CP Tone Specifications                  350                    21                7350
SIT CP Tone Specifications                     35                     28                 980
------------------------------------------------------------------------------------------------
                                                                  Total Memory Usage:       9475

Tabel 5-13: CP Detection Parameter Memory Usage

5.5 Tone Generation Parameters

Tone Generation uses four types of structures to convey what tone (or tones) is
(are) to be generated: Simple Tone Specifications, Special Tone Specifications, Special Case Templates, and User-Defined Tone Groups:

o SIMPLE TONE SPECIFICATIONS: These are used to generate tones that are single, dual, or amplitude modulated, with one to three cadences, and unchanging frequency and power.

o SPECIAL CASE TONE TIMPLATES: These are used to generate tones with up to four frequencies, or with time varying frequency or power levels.

o SPECIAL TONE SPECIFICATIONS: These are grouping of Special Case Tone Templates that are to be generated in order. This allows for generation of complex tones (e.g. 'bong' or SIT tones).

EVP-SRM (DSP) Software Design Specification                                 49
------------------------------------------------------------------------


o USER-DEFINED TONE GROUPS: These are a collection of Simple Tone Specifications and Special Tone Specifications, grouped together to define a related set of tones (e.g. a group of tones that defines a country's tone plan).

 Figure 5-8 shows this hierarchy.


                                            ------------------------
                                                  Simple Tone
                                 |--------- Specification (1 of 512)
    -------------------          |          ------------------------
     User-Defined Tone           |                Simple Tonen
      Group (1 of 64)  ----------|               Specification
    -------------------          |          ------------------------
                                 |               Simple Tonegen
                                 |               specification
                                 |          ------------------------
                            (up to 64)
    -------------------          |          ------------------------
     User-Defined Tone           |                Special Tone
           Group                 |--------- Specification (1 of 64) ----|
    -------------------          |          ------------------------    |
                                 |                Special Tone          |
                                 |               Specification          |
                                 |          ------------------------    |
                                 |                Special Tone          |
                                 |----------     Specification          |
                                 |          ------------------------    |
                                 |                Special Tone          |
                                 |----------     Specification          |
                                            ------------------------ (up to 5)
                                                                        |
                                            ------------------------    |
                                               Special Case Tone        |
                                               Template (1 of 64)   ----|
                                            ------------------------    |
                                               Special Case Tone        |
                                                    Template        ----|
                                            ------------------------
                                               Special Case Tone
                                                    Template
                                            ------------------------


                 Figure 5-8: Tone Generation Parameter hierarchy

The following sections show the format and definitions of the fields contained in each level of tone specification.

5.5.1  Simple Tone Specifications

There are 512 Simple Tone Specifications, which allows for an average of 14 to 15 unique simple tones per country (assuming 35 countries).

EVP-SRM (DSP) Software Design Specification                                 50
------------------------------------------------------------------------

Each Simple Tone Specification has the following characteristics:

o A Simple Tone Specification is referenced by ID, which corresponds to the order in which it occurs in memory (ID = 1 to 512).

o To allow for easy addition and deletion of Simple Tone Specifications, each Simple Tone Specification will be a fixed length of 10 words (16 bits/word).

o Simple Tone Specifications are used to generated single, dual, and amplitude modulated tones, with unchanging frequency and power levels, with one to three cadence pairs.


Table 5-14 shows the format for Simple Tone Specifications.


           -----------------------------------------------------------------------------------------------------------
                                High Byte                                              Low Byte
           -----------------------------------------------------------------------------------------------------------
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  ===========================================================================================================
    1                                          Repeat Count (0 = repeat indefinitely)
----------------------------------------------------------------------------------------------------------------------
    2      T     |                                     Frequency 1 (HZ)
----------------------------------------------------------------------------------------------------------------------
    3                                                  Frequency 2 (Hz)
----------------------------------------------------------------------------------------------------------------------
    4                            Power 1                     |                   Power 2, or modulation %
----------------------------------------------------------------------------------------------------------------------
    5                                                    make 1 (ms)
----------------------------------------------------------------------------------------------------------------------
    6                                             break 1 (0 for continuous)
----------------------------------------------------------------------------------------------------------------------
    7                                         make 2 (0 for single cadenced tone)
----------------------------------------------------------------------------------------------------------------------
    8                                                      break 2
----------------------------------------------------------------------------------------------------------------------
    9                                         make 3 (0 for double cadenced tone)
----------------------------------------------------------------------------------------------------------------------
    10                                                     break 3
----------------------------------------------------------------------------------------------------------------------

                  Table 5-14: Simple Tone Specification Format

o      T is the Type of tone:

          T = 0: single/dual tone. Low byte in word #4 contains the power of the second frequency.
          T = 1: amplitude modulated tone. Low byte in word #4 contains the modulation percentage (in %). Frequency 1 is the carrier frequency, and Frequency 2 is the modulation frequency.

o Units for Power 1 and Power 2 are 0.5 dBm. Allowable values are +6 to - 100, which allows for +3 to -50 dBm.

EVP-SRM (DSP) Software Design Specification                                 51
------------------------------------------------------------------------

5.5.1.1  Special Tone Specifications

are handled using Special Tone Specifications.

There are 64 Special Tone Specifications, which allows for an average of 1 to 2 unique special tones per country (assuming 35 countries).

Each Special Tone Specification has the following characteristics:

o A Special Tone Specification is referenced by ID, which corresponds to the order in which it occurs in memory. (ID = 513 to 576)

o To allow for easy addition and deletion of Special Tone Specifications, each Special Tone Specification will be a fixed length of 5 words (16 bits/word).

o Special Tone Specifications are used to generated tones that have changing frequencies, cadences or power levels, and tones with more than two frequencies.


Table 5-15 shows the format for Special Tone Specifications.


           -----------------------------------------------------------------------------------------------------------
                                High Byte                                              Low Byte
           -----------------------------------------------------------------------------------------------------------
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  ===========================================================================================================
    1      R    |  Special Case Template ID #1
----------------------------------------------------------------------------------------------------------------------
    2                                        Special Case Template ID #2 (0xFFFF if none)
----------------------------------------------------------------------------------------------------------------------
    3                                        Special Case Template ID #3 (0xFFFF if none)
----------------------------------------------------------------------------------------------------------------------
    4                                        Special Case Template ID #4 (0xFFFF if none)
----------------------------------------------------------------------------------------------------------------------
    5                                        Special Case Template ID #5 (0xFFFF if none)
----------------------------------------------------------------------------------------------------------------------

                  Table 5-15: Special Tone Specification Format

o      R is the repeat flag:

           R  = 0: generate each of the Special Case Tone Templates in order, then silence.
           R = 1: generate each of the Special Case Tone Templates in order, then repeat.

EVP-SRM (DSP) Software Design Specification                                 52
------------------------------------------------------------------------

5.5.2     Special Case Tone Templates

Special Case Tone Templates are used when generating special tones using Special Tone Specifications, defined in Section 5.5.1.1 above.

Special Case Tone Templates define tones with one to four frequencies, at different power levels. The first one or two frequencies can vary in frequency, and the tone power can be exponentially decayed. The tone also has a cadence and a repeat count defined.

Each Special Case Tone Template is ten 16-bit words long, and has the format shown in Table 5-16.


           -----------------------------------------------------------------------------------------------------------
                                High Byte                                              Low Byte
           -----------------------------------------------------------------------------------------------------------
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  ===========================================================================================================
    1      T1   |                                        Frequency 2 (Hz)
           -----------------------------------------------------------------------------------------------------------
    2                                                    Frequency 2 (Hz)
           -----------------------------------------------------------------------------------------------------------
    3      T2   |                         Frequency 3 (Hz) () if not tripe/quadruple tone)
           -----------------------------------------------------------------------------------------------------------
    4                                                    Frequency 4 (Hz)
           -----------------------------------------------------------------------------------------------------------
    5                            Power 1                        |               Power 2, or modulation %
           -----------------------------------------------------------------------------------------------------------
    6                            Power 3                        |               Power 4, or modulation %
           -----------------------------------------------------------------------------------------------------------
    7                     delta frequency 1(Hz/s)               |               delta frequency 2 (Hz/s)
           -----------------------------------------------------------------------------------------------------------
    8                                                                          repeat count (0 = infinite)
           -----------------------------------------------------------------------------------------------------------
    9                                            make time (ms) () for continuous)
           -----------------------------------------------------------------------------------------------------------
    10                                                   break time (ms)
----------------------------------------------------------------------------------------------------------------------

                  Table 5-16: Special Case Tone Template Format

o      Tl and T2 are the types for the first and second frequency pairs:
           T1 = 0: single/dual tone. Low byte in word #5 contains the power of Frequency 2.
           T1 = 1: amplitude modulated tone. Low byte in word #4 contains the modulation percentage (in %). Frequency 1 is the carrier frequency, and Frequency 2 is the modulation frequency.
           T2 = 0: single/dual tone. Low byte in word #6 contains the power of Frequency 4.

EVP-SRM (DSP) Software Design Specification                                 53
------------------------------------------------------------------------

           T2 = 1: amplitude modulated tone. Low byte in word #6 contains the modulation percentage (in %). Frequency 3 is the carrier frequency, and Frequency 4 is the modulation frequency.

o Units for Power 1, 2, 3, and 4 are 0.5 dBm. Allowable values ARE +6 to -100, which allows for +3 to -50 dBm.

o Decay constant affects all tones. This is an exponential decay, which uses the following formula:

           A(t) = Ao * e(-8t/[tau]), where:
                  A(t) = tone amplitude at time t
                  Ao = initial tone amplitude
                  t = time in ms
                  [tau]= decay constant in 8 ms units

o Delta frequency 1 and delta frequency 2 affect Frequency 1 and Frequency 2, respectively. This changes the generated frequency every 8 ms by the rate specified in Hz/s. Continuous phase is maintained.

There is a unique ID associated with each Special Case Tone Template. There can be a maximum of 64 Special Case Templates defined at any given time, and they are referenced by ID, numbered 577-641.

5.5.3  User-defined Tone Groups

Tone specifications and can be grouped together to form User-defined Tone Groups. Each Tone Group contains the IDs of up to 64 Simple and/or Special tone specifications. This allows tone generation commands to outpulse tones, using 6 bit numbers (which correspond to a tone specification's location within a tone group).

There are up to 64 Tone Groups, and each is referenced by Tone Group ID (0 to 63).

EVP-SRM (DSP) Software Design Specification                                 54
------------------------------------------------------------------------

The format of User-defined Tone Groups is as follows:

           -----------------------------------------------------------------------------------------------------------
                                High Byte                                              Low Byte
           -----------------------------------------------------------------------------------------------------------
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  ===========================================================================================================
Tone 0      0      0      0      0       0       0                      Tone Specification ID #1
                                                   -------------------------------------------------------------------
Tone 1      0      0      0      0       0       0                      Tone Specification ID #2 ( or 0)
                                                   -------------------------------------------------------------------
Tone 2      0      0      0      0       0       0                      Tone Specification ID #3 ( or 0)
                                                   -------------------------------------------------------------------
            0      0      0      0       0       0                      Tone Specification ID #4 ( or 0)
                                                   -------------------------------------------------------------------
            0      0      0      0       0       0
                                                   -------------------------------------------------------------------
Tone 63     0      0      0      0       0       0                      Tone Specification ID #64 ( or 0)
----------------------------------------------------------------------------------------------------------------------

                   Table 5-17: User-defined Tone Group Format

5.5.3.1  User-defined Tone Groups for DTMF. MF generation

Four User-defined Tone Groups are reserved for DTMF, MFR1, R2 Forwards and R2 Backwards tone generation. These tone groups have only 16 Tone Specification IDs, and therefore the individual tone specifications can be referenced using 4 bit numbers (which correspond to a tone specification's index within a tone group).

These special user-defined Tone Groups have the following IDs:

      -----------------------------------------------------------------
      Tonegen Group Tone Type             User-Defined Tonegen Group ID
      -----------------------------------------------------------------
                DTMF                                    0
                MFR1                                    1
           MFR2 Forwards                                2
           MFR2 Backwards                               3
      -----------------------------------------------------------------


              Table 5-18: IDs for reserved User-defined Tone Groups

5.5.4  Tone Generation Parameter Memory Usage

The total DSP memory usage for the Tone Generation Parameters is 10176 16-bit words, and is organized as follows.

EVP-SRM (DSP) Software Design Specification                                 55
------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  16-bit words per     Number of       Memory
    Section             ID          Specification    Specifications    Usage
                     numbering
--------------------------------------------------------------------------------
Simple Tone          0 to 511            10               512           5120
Specifications
Special Case        512 to 575           10                64           640
Templates
Special Tone        576 to 640            5                64           320
Specifications
Tone Groups           0 to 63            64                64           4096
--------------------------------------------------------------------------------

               Table 5-19: Tone Generation Parameter Memory Usage

5.6    MFcR2 Signalling Parameters

MFcR2 signalling is configured on a per-channel basis using several sets of configuration parameters:

o      MF Collection Specifications are used for detection parameters.

o      User-defined Tone Groups are used for generation parameters.

o State Transition Tables contain all configurable information regarding the appropriate Actions and State Transitions in response to any Event.

o      Actions each contain a one or more Processes.

o Processes are a set of atomic functions that are required to perform the MFR2 protocol.

The DSP maintains the following context for each channel:

o      ID of its current default Collection Specification

o Its 'working' Collection Specification, which is the one used for detection

EVP-SRM (DSP) Software Design Specification                                 56
------------------------------------------------------------------------

5.6.1  MF Collection specifications

The MF Collection Specifications defined in Section MF Collection Specifications are also used for MFcR2 signalling. Three fields that were ignored in the MF Detect state are now defined:

1. TT: (T)ype of MF tones to (T)ransmit (a 2-bit field). This specifies which User-defined Tone Group to use for tone generation. See Section User-defined Tone Groups for DTMF, MF generation for details:
           00b  =   not used (DTMF)
           01b  =   R1
           lOb  =   R2 Forwards
           11b  =   R2 Backwards

2. ISTT: Initial State Transition Table D. This specifies which state transition table to use for MF forward compelled signalling (1 to 10; 0 = unconfigured).

3. S: Initial State. This specifies the starting state within the state transition table for MF Forward compelled signalling (1 to 5; 0 = unconfigured).

Table 5-20 shows the format of each channel's MFcR2 parameter context. The 'Default CS ID' field contains the ID for this channel's default collection spec. Words 2-7 contain this channel's working Collection Specification, and are the exact format of the default Collection Specifications (which are each 6 words long).


           -----------------------------------------------------------------------------------------------------------
                                High Byte                                              Low Byte
           -----------------------------------------------------------------------------------------------------------
  Word      15     14     13    12     11     10     9      8      7     6      5      4      3     2      1      0
=========  ===========================================================================================================
    1                                                           |                   |          Default CS ID
           -----------------------------------------------------------------------------------------------------------
    2         TT       |    TD      |             k             |            |                     N
           -----------------------------------------------------------------------------------------------------------
    3                                     MIN_POWER             |                      MIN_MAKE
           -----------------------------------------------------------------------------------------------------------
    4                          MIN_BREAK                        |                        CW
           -----------------------------------------------------------------------------------------------------------
    5                            IDTO                           |                       PSC
           -----------------------------------------------------------------------------------------------------------
    6                            FDTO                           |                       TDTO
           -----------------------------------------------------------------------------------------------------------
    7             ISTT            |              IS             |            ED           |           CD
----------------------------------------------------------------------------------------------------------------------


              Table 5-20: Internal MRcR2 parameter channel context

EVP-SRM (DSP) Software Design Specification                                 57
------------------------------------------------------------------------

5.6.2  MFcR2 State Transition Tables

MFcR2 Forward signalling is implemented using a programmable state machine. When a channel begins forward signalling, it is given an initial State Transition Table, and an initial State within that table. The State Transition Table contains all States needed to implement a given country-specific MFcR2 protocol. Each State defines the appropriate Actions and State Transitions to be executed due to the detection of all Events.


--------------------------------------------------------------------------------
State                                      Event
      0       1        2        3        4      .    .      13      14      15
--------------------------------------------------------------------------------
  1   1A   (A/ST)   (A/ST)   (A/ST)   (A/ST)    .    .    (A/ST)  (A/ST)  (A/ST)
--------------------------------------------------------------------------------
  2   1A   (A/ST)   (A/ST)   (A/ST)   (A/ST)    .    .    (A/ST)  (A/ST)  (A/ST)
--------------------------------------------------------------------------------
  3   1A   (A/ST)   (A/ST)   (A/ST)   (A/ST)    .    .    (A/ST)  (A/ST)  (A/ST)
--------------------------------------------------------------------------------
  4   1A   (A/ST)   (A/ST)   (A/ST)   (A/ST)    .    .    (A/ST)  (A/ST)  (A/ST)
--------------------------------------------------------------------------------
  5   1A   (A/ST)   (A/ST)   (A/ST)   (A/ST)    .    .    (A/ST)  (A/ST)  (A/ST)
--------------------------------------------------------------------------------


                 Table 5-21: MFcR2 State Transition Table Format

Each field in the state transition table is defined as follows:

1.     State: There are 5 states in each State Transition Table, numbered 1 to
       5.

2. Event 0: This column contains the initial actions (IA) to be performed when transitioning to a particular state.

3.     Events 1-15: These columns define the actions (A) and state transitions
       (ST) to execute when the MF digits 1-15 are detected.

4.     IA, A: These entries contain the ID of an Action to be performed

5. ST: This is a state to transition to, numbered 1 to 5. If ST = 0, there is no state transition required upon detection of this Event in this State. If ST is nozero, transition to that state and execute the Initial Action for that state.

Each State Transition Table is referenced by State Transition Table ID, numbered 1 to 10.

EVP-SRM (DSP) Software Design Specification                                 58
------------------------------------------------------------------------

5.6.3  Actions

Actions consist of an Action ID, the number of Processes in this Action, and a list of Processes that are executed in the order. Actions are referenced by Action ID, numbered 1 to 200. Actions are all 50 bytes long. Processes are variable length, depending on the process ID, in one byte increments.

The format of the Actions is as follows:

                      [Table depicting MFcR2 Action Format]

       Table 5-22: MFcR2 Action Format

5.6.4  Processes

Processes are the atomic building block for MFcR2 signalling. The set of defined processes allows for construction of any potential actions that need to be performed for all variations of MFcR2 signalling.

The following table shows the process ID, name, length (process ID plus process data), and format for each process.

--------------------------------------------------------------------------------------------------------------------
PID       Process Name                       Length        Format (each <field>         Description
                                             (bytes)       is 1 byte)
--------------------------------------------------------------------------------------------------------------------
1         I: Ignore                          1             <1>                          Ignore this event
--------------------------------------------------------------------------------------------------------------------
2         E: Error                           1             <2>                          Report severe error
                                                                                        condition
--------------------------------------------------------------------------------------------------------------------
3         STRSWC: Switch Current             2             <3><new string               Switch current digit string
          String                                           index>                       to the one given
--------------------------------------------------------------------------------------------------------------------
4         SETDIG: Set digit index            2             <4><new digit                Set digit index in current
                                                           index>                       string to the one given
--------------------------------------------------------------------------------------------------------------------
5         OFFDIG:  Offset digit              2             <5><offset>                  Adjust digit index in
          index                                                                         current string by the offset
                                                                                        given
--------------------------------------------------------------------------------------------------------------------
6         INCDIG:  Add one to digit          1             <6>
          index
--------------------------------------------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 59
------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
7         STTSWC:  Switch state              4             <7><new STT><start           Switch to new state
          transition table                                 state><execute initial       transition table and new
                                                           state action>                state in that table.
                                                                                        Optionally run the initial
                                                                                        action in that state.
--------------------------------------------------------------------------------------------------------------------
8         PATMTC:  Patten Match              N+2           <8><number digits =          Determine if the last N
                                                           N><digit 1><digit            digits match this pattern.
                                                           2>..<digit N>                If true, execute the next
                                                                                        process.  If false, execute
                                                           (N <=[TBD])                  the process after that.
--------------------------------------------------------------------------------------------------------------------
9         SNDDIG:  Send digit                2             <9><digit>                   If <digit> = <end digit>,
                                                                                        then report collected digits
                                                                                        to controller
--------------------------------------------------------------------------------------------------------------------
10        SNDAT:  Send digit at              2             <10><digit index>            Send digit at digit index
          given digit index                                                             <digit index> in current
                                                                                        string
--------------------------------------------------------------------------------------------------------------------
11        REPORT:  Report to                 2             <11><Report ID>              Send the <Report ID>
          controller                                                                    report to the controller
--------------------------------------------------------------------------------------------------------------------
12        RESET:  Reset protocol             12            <12>                         Reset the protocol.  Restart
                                                                                        in the initial state given in
                                                                                        the working collection
                                                                                        spec.
--------------------------------------------------------------------------------------------------------------------
13        NOP                                1             <13>                         No operation (**THIS IS A
                                                                                        DUPLICATION OF THE
                                                                                        IGNORE PROCESS)
--------------------------------------------------------------------------------------------------------------------
14        ERROR: kill the call               1             <14>                         send no status, discard
                                                                                        collected digit, go to idle
--------------------------------------------------------------------------------------------------------------------
15        STORE                              1             <15>                         Save digit in collected
                                                                                        digit string
--------------------------------------------------------------------------------------------------------------------
16        CHKCNT                             1             <16>                         Is the number of collected
                                                                                        digits = number
                                                                                        requested?  If true,
                                                                                        execute the next process.
                                                                                        If false, execute the
                                                                                        process after that.
--------------------------------------------------------------------------------------------------------------------
17        REPDIG                             1             <17>                         Report collected digits to
                                                                                        controller
--------------------------------------------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 60
------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
18        CLREND                             1             <18>                         Store digit in collected
                                                                                        digit string.  If collection
                                                                                        complete, send end flag
                                                                                        and report digit to
                                                                                        controller
--------------------------------------------------------------------------------------------------------------------
19        REENTER                            2             <19><reenter count>          Counter is initially 0 when
                                                                                        MFcR2 begins.  If Counter
                                                                                        < Reenter Count,
                                                                                        increment Counter,
                                                                                        execute the next process,
                                                                                        and skip the process after
                                                                                        that.  If Counter = Reenter
                                                                                        Count, skip the next
                                                                                        process and execute the
                                                                                        process after that.
--------------------------------------------------------------------------------------------------------------------
20-       Reserved                           --             --                            --
127
--------------------------------------------------------------------------------------------------------------------

                         Table 5-23: Process Definitions

5.6.5  MFcR2 Signalling Parameter Memory Usage

The total memory usage for the MFcR2 Signalling Parameters is 8820 16-bit words, and is distributed as shown in Table 5-24.

EVP-SRM (DSP) Software Design Specification                                 61
------------------------------------------------------------------------


            [Table depicting MFcR2 Signalling Parameter Memory Usage]

               Table 5-23: MFcR2 Signalling Parameter Memory Usage


6.     DSP Time and Space Requirements

Currently, the time and space requirements are being tabulated in a separate document. They will be included here in a future release of this document.


                 Table 6-1: DSP C54x MIPS Requirements by State

                       Table 6-2: DSP Memory Requirements

                Table 6-3: Glossary of DSP Software Module Names

EVP-SRM (DSP) Software Design Specification                                 62
------------------------------------------------------------------------


7.     Command Messages

Commands from the Core Processor are used to update all parameters and configurations, run diagnostic tests, and drive the state transitions for the major states in Section 3.4.

7.1    Command String Format

The Core Processor issues commands to the DSPs using the first timeslot on the first buffered serial port using point-to-point HDLC protocol. Each command consists of a variable length command string, which is composed of the following fields: a command type (CMD_type) command subtype (CMD_subtype), the channel number (CMD_channel), the message length in bytes (CMD_length), and command parameters (CMD_params).

o CMD_type and CMD_subtype are each 4 bits long, and together they combine for the first byte of all command messages. CMD_type is in the high nibble.

o CMD_channel is one byte long for commands that are channel specific; for commands that have no associated channel, the CMD_channel field is 0 bytes long (not present).

o      CMDJength is one byte long for all command messages

o The CMD_params field's length is variable, N one byte increments. For certain CMD3ype / CMD_subtype combinations, the CMD_params field is 0 bytes long (not present).

The command string shall have one of the following structures, depending on whether the CMD_channel field is present:

            --------------------------------------------------------
             1         CMD_type              |           CMD_subtype
            --------------------------------------------------------
             2                          CMD_channel
            --------------------------------------------------------
             3                          CMD_length
            --------------------------------------------------------
            4+                          CMD_params
            --------------------------------------------------------

            Table 7-1: Command structure when CMD channel is present

EVP-SRM (DSP) Software Design Specification                                 63
------------------------------------------------------------------------


            --------------------------------------------------------
            1          CMD_type                          CMD_subtype
            --------------------------------------------------------
            2                           CMD_length
            --------------------------------------------------------
            3+                          CMD_params
            --------------------------------------------------------

          Table 7-2: Command structure when CMD_channel is not present

7.2    Command Message Definitions

Table 7-3 shows the legal values for the CMD_type field.

    -----------------------------------------------------------------------
    CMD type (HEX)             Function                   Description
    -----------------------------------------------------------------------
         0x0               IDLE                        Enter IDLE state
    -----------------------------------------------------------------------
         0x1               Diagnostic Test             Execute diagnostics
    -----------------------------------------------------------------------
         0x2               DTMF Detection              DTMF detection
                                                       command
    -----------------------------------------------------------------------
         0x3               MF Detection                MF detection command
    -----------------------------------------------------------------------
         0x4               CP Detection                CP detection command
    -----------------------------------------------------------------------
         0x5               Tone Generation             Tone generation
                                                       command
    -----------------------------------------------------------------------
         0x6               MFcR2 Signalling            MFcR2 signalling
                                                       command
    -----------------------------------------------------------------------
      0x7 - 0xF              Not Used                  Reserved for future
                                                       expansion
    -----------------------------------------------------------------------

                        Table 7-3: Legal CMD_type values.

Defined values for the CMD_subtype field are dependent on the CMD_type function. Similarly, the defined values for the CMD_params field are dependent on the CMD_type and CMDE_subtype values. The following subsections define all legal combinations of CMD_subtype and CMD_params for each CMD_type.

7.2.1  IDLE (0x0) Commands

EVP-SRM (DSP) Software Design Specification                                 64
------------------------------------------------------------------------

The IDLE command tells the DSP to place one (or all) channels in the IDLE state. Table 7-4 describes the meanings of all IDLE commands. Note that if CMD_subtype = 0, then all channels are to enter the IDLE state.

      ---------------------------------------------------------------------
        Field            Length           Value            Description
      ---------------------------------------------------------------------
       CMD type          4 bits          0x0               IDLE type
      ---------------------------------------------------------------------
       CMD subtype       4 bits          0x00 -0x3F        Channel to enter
                                                           IDLE state (0=all
                                                           channels)
      ---------------------------------------------------------------------
       CMD channel       0 bytes         -                 Not present
                                                           (channel is in
                                                           CMD subtype
                                                           field)
      ---------------------------------------------------------------------
       CMD length        1 byte          0x02              Length of this
                                                           message
      ---------------------------------------------------------------------
       CMD params        0 bytes         (none)
                                                           Not present
      ---------------------------------------------------------------------

                         Table 7-4; IDLE (x0x) commands

7.2.2  DIAGNOSTIC TEST (0x1) Commands

The run-time DSP image performs the following diagnostic tests:

1. Version: The DSP will supply the checksum and DSP software version upon request.

2. TDM Loopback: The DSP will transmit on a given channel the received data from that (or another) channel. If the DSP is commanded to do TDM loopback with the HDLC channel, an error status is generated.

3. HDLC Echo: The HDLC Module will transmit back to the 860 whatever it receives.

4. Timer Test: The DSP will set a timer for a duration which a known number of frame syncs should be detected.

EVP-SRM (DSP) Software Design Specification                                 65
------------------------------------------------------------------------

5. Performance Measure: The DSP will supply an abstract number indicating the amount of idle time on the DSP for the last loop of the CSM.

08/05/97                                CONFIDENTIAL
D2 Technologies Inc., Santa Barbara, CA 93101 tel: 805-564-3424

EVP-SRM (DSP) Software Design Specification                                 66
------------------------------------------------------------------------

The following tables show the formats for the various runtime diagnostic test commands.

7.2.2.1  DIAGNOSTIC TEST - Version (0x10) Command

Upon receipt of this command, the DSP will respond with a diagnostic status containing the checksum and software version of the DSP code. CMD_channel is 0, and there is no CMD_params section.

      --------------------------------------------------------------------
        Field           Length         Value         Description
      --------------------------------------------------------------------
      CMD_type          4 bits          0x1         DIAGNOSTIC TEST
                                                    type
      --------------------------------------------------------------------
      CMD_subtype       4 bits          0x0         Version subtype
      --------------------------------------------------------------------
      CMD_channel       1 byte          0x00        Command is not
                                                    channel specific
      --------------------------------------------------------------------
      CMD_length        1 byte          0x03        Length of this message
      --------------------------------------------------------------------
      CMD_params        0 bytes         (none)      0-length CMD_params
                                                    section
      --------------------------------------------------------------------

               Table 7-5: DIAGNOSTIC TEST - Version (0x10) Command

7.2.2.2  DIAGNOSTIC TEST - TDM Loopback (0x11) Command

Upon receipt of this command, the DSP will copy the data input on a given TDM channel to the output on another TDM channel. If one of the commanded TDM channels is an HDLC channel, then an error status is sent. CMD_channel contains the input TDM channel to use, and CMD_params contains the output TDM channel to use.


      ---------------------------------------------------------------------
        Field           Length         Value         Description
      ---------------------------------------------------------------------
      CMD type          4 bits          0x1        DIAGNOSTIC TEST type
      ---------------------------------------------------------------------
      CMD subtype       4 bits          0x1        TDM Loopback subtype
      ---------------------------------------------------------------------
      CMD channel       1 byte          0x01 to    Input TDM channel to use
                                        0x3F
      ---------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 67
------------------------------------------------------------------------

      ---------------------------------------------------------------------
      CMD length        1 byte          0x04       Length of this message
      ---------------------------------------------------------------------
      CMD params        1 byte          0x01 to    Output TDM channel to
                                        0x3F       use
      ---------------------------------------------------------------------

7.2.2.3 DIAGNOSTIC TEST - HDLC Echo (0x12)Command

Upon receipt of this command, the HDLC module will transmit back to the 860 whatever it receives. CMD_channel is 0, and there is no CMD-params section.


  -----------------------------------------------------------------------------
       Field           Length         Value         Description
  -----------------------------------------------------------------------------
  CMD type             4 bits         0x1       DIAGNOSTIC TEST type
  -----------------------------------------------------------------------------
  CMD subtype          4 bits         0x2       HDLC Echo subtype
  -----------------------------------------------------------------------------
  CMD channel          1 byte         0x00      Command is not channel specific
  -----------------------------------------------------------------------------
  CMD length           1 byte         0x03      Length of this message
  -----------------------------------------------------------------------------
  CMD params           0 bytes        (none)    0-length CMD_params section
  -----------------------------------------------------------------------------


7.2.2.4 DIAGNOSTIC TEST - Measure Performance (0x13) Command

Upon receipt of this command, the DPS will provide a perforance indicator which will represent the amount of idle time on the DSP for the last loop of the CSM. CMD_channel is 0, and there is no CMD-params section.


  -----------------------------------------------------------------------------
        Field           Length         Value         Description
  -----------------------------------------------------------------------------
  CMD type              4 bits         0x1      DIAGNOSTIC TEST type
  -----------------------------------------------------------------------------
  CMD subtype           4 bits         0x3      Measure Performance subtype
  -----------------------------------------------------------------------------
  CMD channel           1 byte         0x00     Command is not channel specific
  -----------------------------------------------------------------------------
  CMD length            1 byte         0x03     Length of this message
  -----------------------------------------------------------------------------
  CMD params            0 bytes        (none)   0-length CMD_params section
  -----------------------------------------------------------------------------

            Table 7-6: DIAGNOSTIC TEST - TDM Loopback (0x11) Command

7.2.2.3 DIAGNOSTIC TEST - HDLC Echo (0x12) Command

EVP-SRM (DSP) Software Design Specification                                 68
------------------------------------------------------------------------

Upon receipt of this command, the HDLC module will transmit back to the 860 whatever it receives. CMD_channel is 0, and there is no CMD_params section.

              TABLE 7-7: DIAGNOSTIC TEST - HDLC ECHO (0X13) COMMAND

Upon receipt of this command, the DSP will provide a performance indicator which will represent the amount of idle time on the DSP for the last loop of the CSM. CMD_channel is 0, and there is no CMD_params section.


  -----------------------------------------------------------------------------
        Field           Length         Value         Description
  -----------------------------------------------------------------------------
    CMD type            4 bits          0x1     DIAGNOSTIC TEST type
  -----------------------------------------------------------------------------
    CMD subtype         4 bits          0x3     Measure Performance subtype
  -----------------------------------------------------------------------------
    CMD channel         1 byte          0x00    Command is not channel specific
  -----------------------------------------------------------------------------
    CMD length          1 byte          0x03    Length of this message
  -----------------------------------------------------------------------------
    CMD params          0 bytes         (none)  0-length CMD_params section
  -----------------------------------------------------------------------------

         Table 7-8: DIAGNOSTIC TEST - Measure Performance (0x13) Command

7.2.3  DTMF Detection (0x2) Commands

For the DTMF CMD_type, the values for CMD_subtype are as follows:

1.     CMD_type = COLLECTION SPECIFICATION DOWNLOAD (0x0)

2.     CMD_subtype = SETUP (0x1)

3.     CMD_subtype = EXECUTION (0x2)

The format of each command follows.

7.2.3.1  DTMF/COLLECTION SPECIFICATION DOWNLOAD (0x20)

For this command, the CMD_params field contains an ID of the Collection Specification, followed by all DTMF Collection Specification parameters. Upon receipt of this command, the DSP will copy the values to the default DTMF Collection Specification with this ID.

Table 7-9 shows the format of the DTMF/COLLECTION SPECIFICATION DOWNLOAD command.

EVP-SRM (DSP) Software Design Specification                                 69
------------------------------------------------------------------------



  -----------------------------------------------------------------------------
    Field           Length       Value         Description
  -----------------------------------------------------------------------------
  CMD _type         4 bits        0x2       DTMF DETECTION type
  -----------------------------------------------------------------------------
  CMD _subtype      4 bits        0x1       Collection Specification Download
  -----------------------------------------------------------------------------
  CMD _channel      1 byte        0x00      Command is not channel specific
  -----------------------------------------------------------------------------
  CMD _length       1 byte        0x0E      Length of this message
  -----------------------------------------------------------------------------
  CMD _params       11 bytes      *         All Collection Specification values
  -----------------------------------------------------------------------------

                       Table 7-9: ASDF REMOVE CMD_CHANNEL
                                           DTMF/COLLECTION SPECIFICATION
                                              DOWNLOAD (0x20) Command

Table 7-10 shows the format of the CMD_params section of this command. See
Section 5.2.1 for field definitions.


--------------------------------------------------------------------------------
                                             Bits
---------------------===========================================================
Byte                                       76543210
=====================-----------------------------------------------------------
0                                     Collection Spec ID
--------------------------------------------------------------------------------
1                          CW       |                        k
--------------------------------------------------------------------------------
2                          DE       |                        N
--------------------------------------------------------------------------------
3                          P        |         FT             |        MIN_POWER
--------------------------------------------------------------------------------
4                                          MIN_MAKE
--------------------------------------------------------------------------------
5                                         MIN_BREAK
--------------------------------------------------------------------------------
6                         IDTO      |                      PSC
--------------------------------------------------------------------------------
7                                            FDTO
--------------------------------------------------------------------------------
8                                            TDTO
--------------------------------------------------------------------------------
9                      POS_TWIST    |                   NEG_TWIST
--------------------------------------------------------------------------------
10                         ED       |                       CD
--------------------------------------------------------------------------------

    Table 7-10: CMD _params section format for DTMF/COLLECTION SPECIFICATION
                             DOWNLOAD (0x20) Command

EVP-SRM (DSP) Software Design Specification                                 70
------------------------------------------------------------------------

7.2.3.1 DTMF/SETUP (0x21)

The DTMF/SETUP command is used to configure a given channel and to start executing DTMF detection on that channel. The format of the DTMF/SETUP command follows:


    -------------------------------------------------------------------------
      Field           Length        Value            Description
    -------------------------------------------------------------------------
    CMD _type         4 bits      0x2               DTMF
    -------------------------------------------------------------------------
    CMD _subtype      4 bits      0x1               SETUP
    -------------------------------------------------------------------------
    CMD _channel      1 byte      0x01 - 0x3F       Channel
    -------------------------------------------------------------------------
    CMD _length       1 byte      (N+3)             Length of this message
    -------------------------------------------------------------------------
    CMD _params       N bytes     *see below        *see below
    -------------------------------------------------------------------------

                  Table 7-11: DTMF/SETUP (0x21) Command Format

The CMD _params section of the DTMF/SETUP command consists of an execution flag
(EX), the default collection spec identifier to use (ID, and the number of digits to collect (N). Optionally, the CMD _params section contains other collection spec parameters. These parameters each have their own parameter ID (1 byte long), and parameter filed (1 byte long). The format of the CMD _params section for this command follows:

             ----------------------------------------------------
             Byte                        Bits
             ====================================================
                              7   6   5   4   3   2   1
             ----------------------------------------------------
              0          EX   |               ID
             ----------------------------------------------------
              1               |                N
             ----------------------------------------------------
              2+              optional param ID / param pairs
             ----------------------------------------------------

                                         Table 7-12:

       o If the EX bit is 1, then execution is to start after processing this command. Otherwise, the DSP will wait for an execution command separately, and maintain the configuration specified in this command.

       o If the ID field is 0, use the previous configuration. If there is no previous configuration, then the DSP will generate an error status. If the ID field is nonzero, then configure this channel with this ID's default collection spec.

EVP-SRM (DSP) Software Design Specification                                 71
------------------------------------------------------------------------

       o N ranges from 1 to 40. The DSP will generate an error status if N is outside this range.

If optional parameters are included in the DTMF/SETUP command, then the DSP will update the working copy of the collection spec for this channel with the parameters. The allowable values for each optional parameter follows:


   ------------------------------------------------------------------------
   Parameter ID                      Parameter(s), bit locations
   ------------------======================================================
   (1 byte)                                    7654321
   ==================------------------------------------------------------
        0                                         |               k
                     ------------------------------------------------------
        1                                         |           MIN_POWER
                     ------------------------------------------------------
        2                                     MIN_MAKE
                     ------------------------------------------------------
        3                                     MIN_BREAK
                     ------------------------------------------------------
        4                                        CW
                     ------------------------------------------------------
        5                                       IDTO
                     ------------------------------------------------------
        6                                        PSC
                     ------------------------------------------------------
        7                                       PFTO
                     ------------------------------------------------------
        8                                       TDTO
                     ------------------------------------------------------
        9                    POS_TWIST            |           NEG_TWIST
                     ------------------------------------------------------
        10                      ED                |               CD
                     ------------------------------------------------------
        11-255                                Reserved
    ------------------------------------------------------------------------

       Table 7-13: ASDF UPDATE TABLE FOR NEW FORMAT Parameter ID/Parameter
                       definitions for DTMF/SETUP command

7.2.3.3 DTMF/EXECUTE (0x22)

The DTMF/EXECUTE is used to change the execution status only for a given channel. The format of the DTMF/EXECUTE command follows:

EVP-SRM (DSP) Software Design Specification                                 72
------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Field         Length    Value                 Description
--------------------------------------------------------------------------------
CMD _type       4 bits    0x2                   DTMF DETECTION type
--------------------------------------------------------------------------------
CMD _subtype    4 bits    0x3                   EXECUTE subtype
--------------------------------------------------------------------------------
CMD _channel    1 byte    0x01 - 0x3F           Channel
--------------------------------------------------------------------------------
CMD _length     1 byte    0x04                  Length of this message = 4 bytes
--------------------------------------------------------------------------------
CMD _params     1 byte    0x00, 0x01, or 0x02   START, STOP, ABORT
--------------------------------------------------------------------------------

                Table 7-14: ASDF UPDATE TABLE FOR CORRECT SUBTYPE
                       DTMF/EXECUTE (0x22) Command Format

       o If CMD _params = 0x00 (START), the DSP will start DTMF collection with the current configuration on the channel specified by CMD channel.

       o If CMD _params = 0x01 (STOP), the DSP will stop DTMF collection on the channel specified by CMD _params = 0x02 (ABORT), the DSP will stop DTMF collcection on the channels specified by CMD _channel, and discard any previously unreported digits detected.

7.2.4  MF Detection (0x3) Commands

For the MF CMD _type, the values for CMD _subtype are as follows:

1.     CMD _subtype = COLLECTION SPECIFICATION DOWNLOAD (0x0)
2.     CMD _subtype = SETUP (0x1)
3.     CMD _subtype = EXECUTION (0x2)

The format of each command follows.

EVP-SRM (DSP) Software Design Specification                                 73
------------------------------------------------------------------------

7.2.4.1           MF/COLLECTION SPECIFICATION DOWNLOAD (0x30)

For this command, the CMD _params field contains an ID of the Collection Specification, followed by all MF Collection Specification parameters. Upon receipt of this command, the DSP will copy the values to the default MF Collection Specification with this ID.

Table 7-15 shows the format of the MF/COLLECTION SPECIFICATION DOWNLOAD Command.

--------------------------------------------------------------------------------
  Field         Length    Value                 Description
--------------------------------------------------------------------------------
CMD _type       4 bits      0x3             MF DETECTION type
--------------------------------------------------------------------------------
CMD _subtype    4 bits      0x0             Collection Specification Download
--------------------------------------------------------------------------------
CMD _channel    0 bytes     -               Command is not channel specific
--------------------------------------------------------------------------------
CMD _length     1 byte      0x0F            Length of this message
--------------------------------------------------------------------------------
CMD _params     13 bytes    *               All Collection Specification values
--------------------------------------------------------------------------------

         Table 7-15: MF/COLLECTION SPECIFICATION DOWNLOAD (0x30) Command

Table 7-16 shows the format of the CMD _params section of this command. See
Section 5.2.1 for field definitions.

  ---------------------------------------------------------------------------
                                          Bits
  -------------==============================================================
  (1 byte)                    7   6   5   4   3   2   1   0
  =============--------------------------------------------------------------
     0                             Collection Spec ID
               --------------------------------------------------------------
     1              TT              |      TD       |        K
               --------------------------------------------------------------
     2                              |               N
               --------------------------------------------------------------
     3                              |            MIN_POWER
               --------------------------------------------------------------
     4                                  MIN_MAKE
               --------------------------------------------------------------
     5                                 MIN_BREAK
               --------------------------------------------------------------
     6                                     CW
               --------------------------------------------------------------
     7                                    IDTO
               --------------------------------------------------------------
     8                                    PSC
               --------------------------------------------------------------
     9                                    FDTO
               --------------------------------------------------------------
     10                                   TDTO
               --------------------------------------------------------------
     11            ISTT             |                 IS
               --------------------------------------------------------------
     12             ED              |                 CD
  ---------------------------------------------------------------------------

     Table 7-16: CMD _params section format for MF/COLLECTION SPECIFICATION
                             DOWNLOAD (0x30) Command

EVP-SRM (DSP) Software Design Specification                                 74
------------------------------------------------------------------------

7.2.4.2 MF/SETUP (0x31)

The MF/SETUP command is used to configure a given channel and to start executing MF detection on that channel. The format of the MF/SETUP command follows:


--------------------------------------------------------------------------------
  Field         Length        Value           Description
--------------------------------------------------------------------------------
CMD _type       4 bits      0x3             MF
CMD _subtype    4 bits      0x1             SETUP
CMD _channel    1 byte      0x01 -0x3F      Length of this message
CMD _length     1 byte      *see below      *see below
CMD _params     *see below  *see below      All Collection Specification values

                   Table 7-17: MF/SETUP (0x31) Command Format

The CMD _params section of the MF/SETUP command consists of an execution flag
(EX), default collection spec identifier to use (ID), and the number of digits to collect (N). Optionally, the CMD _params section contains other parameters. These optional parameters each have their own parameter ID (1 byte long), and parameter field (1 byte long). The format of the CMD _params section for this command follows:

       -------------------------------------------------------------------
       Byte                               Bits
       ===================================================================
                     7       6      5      4      3     2      1      0
       -------------------------------------------------------------------
         0           EX   |
       -------------------------------------------------------------------
         1                       |                    N
       -------------------------------------------------------------------
        2+                    optional param ID / param paris
       -------------------------------------------------------------------

                                   Table 7-18

       o If the EX bit is 1, then execution is to start after processing this command. Otherwise, the DSP will wait for an execution command separately, and maintain the configuration specified in this command.

       o If the ID field is 0, use the previous configuration. If there is no previous configuration, then the DSP will generate an error status. If the ID field is nonzero, then configure this channel with this ID's default collection spec.

       o N ranges from 1 to 40. The DSP will generate an error status if N is outside this range.

EVP-SRM (DSP) Software Design Specification                                 75
------------------------------------------------------------------------

If optional parameters are included in the MFR1/SETUP command, then the DSP will update the working copy of the collection spec for this channel with the parameters.

The allowable values for each optional parameter follows:

------------------------------------------------------------------------------------------------
                                                   16-bit words per      Number of       Memory
             Section              ID numbering       Specification     Specifications    Usage
================================================================================================
Simple Tone Specifications          0 to 511              10                512           5120
------------------------------------------------------------------------------------------------
Special Case Templates             512 to 575             10                 64           640
------------------------------------------------------------------------------------------------
Special Tone Specifications        576 to 640              5                 64           320
------------------------------------------------------------------------------------------------
Tone Groups                          0 to 63              64                 64           4096
------------------------------------------------------------------------------------------------


       Table 7-19: Parameter ID/Parameter definitions for MF/SETUP command

Again, see Section 5.2.1 for field definitions.

7.2.4.3  MF/EXECUTE (0x33)

The MF/EXECUTE command is used to change the execution status only for a given channel. The format of the MF/EXECUTE command follows:


--------------------------------------------------------------------------------
  Field        Length       Value                   Description
--------------------------------------------------------------------------------
CMD _type      4 bits    0x3                    MF DETECTION type
CMD _subtype   4 bits    0x3                    EXECUTE subtype
CMD _channel   1 byte    0x01 - 0x3F            Channel
CMD _length    1 byte    0x04                   Length of this message = 4 bytes
CMD _params    1 byte    0x00, 0x01, or 0x02    START, STOP, ABORT

                  Table 7-20: MF/EXECUTE (0x33) Command Format

       o If CMD _params = 0x00 (START), the DSP will start MF collection with the current configuration on the channel specified by CMD _channel.

       o If CMD _params = 0x01 (STOP), the DSP will stop MF collection on the channel specified by CMD _channel, and report any previously unreported digits detected.

       o If CMD _params = 0x02 (ABORT), the DSP will stop MF collection on the channels specified by CMD _channel, and discard any previously unreported digits detected.

EVP-SRM (DSP) Software Design Specification                                 76
------------------------------------------------------------------------


7.2.5 CP Detection (0x4) Commands

For the Call Progress CMD _type, the values for CMD _subtype are as follows:

1.     CMD _subtype = SETUP (0x0)

2.     CMD _subtype = EXECUTION (0x1)

3.     CMD _subtype = COLLECTION SPEC DOWNLOAD (0x2)

4.     CMD _subtype = NORMAL CP TONE SPEC DOWNLOAD (0x3)

5.     CMD _subtype = SIT CP TONE SPEC DOWNLOAD (0x4)

6.     CMD _subtype = TONE GROUP DOWNLOAD (0x5)

The format of each CMD _subtype follows.

7.2.5.1 CP Detection/SETUP (0x40)

The CP Detection/SETUP command is used to configure a given channel and to start executing CP Detection on that channel. The format of this command is as follows:

--------------------------------------------------------------------------------
  Field               Length          Value                   Description
--------------------------------------------------------------------------------
CMD _type             4 bits      0x4                        CP Detection
CMD _subtype          4 bits      0x0                        SETUP
CMD _channel          1 byte      0x01 - 0x3F                Channel
CMD _length           1 byte      6, 8, 10, 12, or 14        Message Length
CMD _params           1 byte      *see below                 *see below

              Table 7-21: CP Detection /SETUP (0x40) Command Format

The CMD _params section of the CP Detection/SETUP command has the following format:


                           Parameter(s), bit locations
  ----------------- ---------------------------------------------------------
        Word          7       6      5      4      3      2      1       0
  ----------------- ---------------------------------------------------------
          1                                                             EX
                    ---------------------------------------------------------
          2                           CP Collection Spec ID
                    ---------------------------------------------------------
          3                             CP Tone Group ID
                    ---------------------------------------------------------
          4                            Optional Param ID 1
                    ---------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 77
------------------------------------------------------------------------


                    ---------------------------------------------------------
        5                                  Param 1
                    ---------------------------------------------------------
        6                            Optional Param ID 2
                    ---------------------------------------------------------
        7                                  Param 2
                    ---------------------------------------------------------
        8                            Optional Param ID 3
                    ---------------------------------------------------------
        9                                  Param 3
                    ---------------------------------------------------------
       10                            Optional Param ID 4
                    ---------------------------------------------------------
       11                                  Param 4
  ---------------------------------------------------------------------------


Table 7-22:  CP Detection /SETUP CMD _params section

       o      Word 1: EX is an execution flag:
                 EX = 1: start executing CP Detection after configuring on this channel
                 EX = 0:  configure this channel, but do not start executing
       o      Word 2:  CP Collection Spec ID:
                 CP Collection Spec ID nonzero: This is the new default collection spec. All working values are reinitialized to these defaults. CP Collection Speci ID = 0, then error. At startup, default is set to 0.
       o Word 3: CP Tone Group ID: This is the tone group to use on this channel.
       o      Word 4-11:
                 These are the optional parameters, which allow for modification of the working copy of the collection specification. Table 7-23 shows the format of each optional Parameter ID/Parameter pair.

----------------------------------------- --------------------------------------
           Parameter ID                                Parameter
----------------------------------------- --------------------------------------
 7    6    5    4    3     2     1    0    7    6    5   4    3    2    1    0
----------------------------------------- --------------------------------------
                                 0    0                                      P
----------------------------------------- --------------------------------------
                                 0    1        PSC
----------------------------------------- --------------------------------------
                                 1    0                                      TC
----------------------------------------- --------------------------------------
                                 1    1        FDTO
----------------------------------------- --------------------------------------

              Table 7-23: CP Detection/SETUP Param ID/Param values

7.2.5.2 CP Detection/EXECUTE (0x41)

The CP Detection/EXECUTE command is used to change the execution status only for a given channel. The format of the CP Detection/EXECUTE command follows:

EVP-SRM (DSP) Software Design Specification                                 78
------------------------------------------------------------------------


-------------------------------------------------------------------------------
  Field               Length          Value                 Description
-------------------------------------------------------------------------------
CMD _type             4 bits      0x4                      CP Detection
CMD _subtype          4 bits      0x1                      EXECUTE
CMD _channel          1 byte      0x01 - 0x3F              Channel
CMD _length           1 byte      0x04                     Message Length
CMD _params           1 byte      0x00 or 0x01             START (0) OR STOP (1)


             Table 7-24: CP Detection/EXECUTE (0x42) Command Format

       o If CMD _params = 0x01 (START), the DSP will start CP Detection with the current configuration on the channel specified by CMD _channel.

       o If CMD _params = 0x01 (STOP), the DSP will stop CP Detection on the channel specified by CMD _channel.

7.2.5.3 CP Detect/COLLECTION SPEC DOWNLOAD (0x42)

For this command, the CMD _params field contains an ID of the Collection Specification, followed by all CP Detection Collection Specification parameters. Upon receipt of this command, the DSP will copy the values to the default CP Detect Collection Specification with this ID.

Table 7-25 shows the format of the CP Detection/COLLECTION SPEC DOWNLOAD command.


--------------------------------------------------------------------------------
  Field               Length          Value                   Description
--------------------------------------------------------------------------------
CMD _type             4 bits      0x4        CP Detect
CMD _subtype          4 bits      0x2        Collection Spec Download
CMD _channel          1 byte      0x00       Command is not channel specific
CMD _length           1 byte      0x06       Length of this message
CMD _params           3 bytes     *          All Collection Specification values

         Table 7-25: CP Detect/COLLECTION SPECIFICATION DOWNLOAD (0x42)
                                 Command Format

Shows the format of the CMD _params section of this command.

EVP-SRM (DSP) Software Design Specification                                 79
------------------------------------------------------------------------

     -----------------------------------------------------------------------
                                              Bits
     ---------------- ======================================================
          Byte         7       6      5      4     3      2      1     0
                      ------------------------------------------------------
           1                           Collection Spec ID
                      ------------------------------------------------------
           2           P                          PSC
                      ------------------------------------------------------
           3           TC                         FDTO
     -----------------------------------------------------------------------

Table 7-26: CP Detect/COLLECTION SPECIFICATION DOWNLOAD Command CMD _params Section Format

7.2.5.4 CP Detection NORMAL CP TONE SPEC DOWNLOAD (0x43)

For this command, the CMD _params field contains an ID of the Normal CP Tone Specification, followed by all fields in the Normal CP tone Specification. Upon receipt of this command, the DSP will copy the values to the default Normal CP Tone Specification with this ID, then do any preprocessing needed to enable detection of this tone.

shows the format of the CP Detection NORMAL CP TONE SPEC DOWNLOAD command.


--------------------------------------------------------------------------------
  Field               Length       Value               Description
--------------------------------------------------------------------------------
CMD _type             4 bits       0x4         CP Detect
--------------------------------------------------------------------------------
CMD _subtype          4 bits       0x3         Normal CP Tone Spec download
--------------------------------------------------------------------------------
CMD _channel          1 byte       0x00        Command is not channel specific
--------------------------------------------------------------------------------
CMD _length           1 byte       0x2F        Length of this message
--------------------------------------------------------------------------------
CMD _params           44 bytes     *           Tone Specification ID and values
--------------------------------------------------------------------------------

            Table 7-27: CP Detect/NORMAL CP TONE SPEC DOWNLOAD (0x43)
                                 Command Format

[TBD] Need to add format of CMD _params section for this command

7.2.5.5 CP Detection SIT CP TONE SPEC DOWNLOAD (0x44)

For this command, the CMD _params field contains an ID of the SIT CP Tone Specification, followed by all fields in the SIT CP Tone Specification. Upon receipt of this command, the DSP will copy the values to the default SIT CP Tone Specification with this ID, then do any preprocessing needed to enable detection of this tone.

EVP-SRM (DSP) Software Design Specification                                 80
------------------------------------------------------------------------

shows the format of the CP Detect/ SIT CP TONE SPEC DOWNLOAD Command.

--------------------------------------------------------------------------------
  Field               Length       Value               Description
--------------------------------------------------------------------------------
CMD _type             4 bits       0x4         CP Detect
--------------------------------------------------------------------------------
CMD _subtype          4 bits       0x4         SIT CP Tone Spec download
--------------------------------------------------------------------------------
CMD _channel          1 byte       0x00        Command is not channel specific
--------------------------------------------------------------------------------
CMD _length           1 byte       0x2F        Length of this message
--------------------------------------------------------------------------------
CMD _params           44 bytes     *           Tone Specification ID and values
--------------------------------------------------------------------------------

      Table 7-28: CP Detect/SIT CP TONE SPEC DOWNLOAD (0x44) Command Format

[TBD] Need to add format of CMD _params section for this command

7.2.5.6 CP Detection TONE GROUP DOWNLOAD (0x45)

For this command, the CMD _params field contains an ID of the Tone Group, followed by all fields in the Tone Group. Upon receipt of this command, the DSP will copy the values to the Tone Group with this ID, then do any preprocessing needed to enable detection of tones in this group.

shows the format of the CP Detect/TONE GROUP DOWNLOAD (0x45) command.

                Table 7-29: CP Detect/TONE GROUP DOWNLOAD (0x45)
                                 Command Format

[TBD] Need to add format of CMD _params section for this command

7.2.6     Tone Generation (0x5) Commands

For the Tone Generation CMD _type, the values for CMD _subtype are as follows:

1.     CMD _subtype = TRANSMIT TONE (0x0)

2.     CMD _subtype =  OUTPULSE DIGITS (0x1)

3.     CMD _subtype =  STOP EXECUTION (0x2)

4.     CMD _subtype =  DOWNLOAD SIMPLE TONE SPEC (0x3)

5.     CMD _subtype =  DOWNLOAD SPECIAL CASE TEMPLATE (0x4)

6.     CMD _subtype =  DOWNLOAD SPECIAL TONE SPEC (0x5)

EVP-SRM (DSP) Software Design Specification                                 81
------------------------------------------------------------------------


7.        CMD _subtype =  DOWNLOAD USER-DEFINED TONE GROUP (0x6)

7.2.6.1 Tone Generation TRANSMIT TONE (0x50)

The Tone Generation TRANSMIT TONE command is used to generate singular tones (as opposed to outpulsing a series of tones). When the DSP processes this command, it will begin generating the tone specified in the command. Upon completion of the tone (if not infinite duration), the DSP will generate silence to the channel. The format of this command is shown below.


--------------------------------------------------------------------------------
  Field               Length       Value               Description
--------------------------------------------------------------------------------
CMD _type             4 bits       0x5         Tone Generation
--------------------------------------------------------------------------------
CMD _subtype          4 bits       0x0         Transmit Tone
--------------------------------------------------------------------------------
CMD _channel          1 byte       1-63        Channel
--------------------------------------------------------------------------------
CMD _length           1 byte       5           Length of this message
--------------------------------------------------------------------------------
CMD _params           2 bytes      1-64        Tone Group ID
                                   1-64        Tone Index
--------------------------------------------------------------------------------

         Table 7-30: Tone Generation TRANSMIT TONE (0x50) Command Format

7.2.6.2 Tone Generation OUTPULSE DIGITS (0x51)

The Tone Generation OUTPULSE DIGITS command is used to generate a series of tones from one Tone Group. When the DSP processes this command, it will begin outpulsing the tones specified in the command. Upon completion of the tones, the DSP will generate silence to the channel. If the Report Completion flag (RC) is set, the DSP will also report tone completion.

If the Tone Group specified in this command is 0-3 (special DTMF, MFR1, MFR2-Forwards and MFR2-Backwards Tone Groups), then the tones are specified in 4 bit numbers (0 to 15). Otherwise, they are specified in 8 bit numbers. The format of this command is shown below.


--------------------------------------------------------------------------------
   Field              Length           Value                Description
--------------------------------------------------------------------------------
CMD _type             4 bits          0x5              Tone Generation
--------------------------------------------------------------------------------
CMD _subtype          4 bits          0x1              Outpulse Digits
--------------------------------------------------------------------------------
CMD _channel          1 byte          1-63             Channel
--------------------------------------------------------------------------------
CMD _length           1 byte          *see below       Length of this message
--------------------------------------------------------------------------------
CMD _params           *see below      *see below       *see below
--------------------------------------------------------------------------------

        Table 7-31: Tone Generation OUTPULSE DIGITS (0x50) Command Format

EVP-SRM (DSP) SOFTWARE Design Specification                                 82
------------------------------------------------------------------------

The format of the CMD _params section for this command is shown below.

   ----------------------------------------------------------------------
                              (DTMF, MFR1, MFR2 Tone Groups)
   ----------------------------------------------------------------------
        Byte         7       6      5      4     3      2      1      0
   ======================================================================
         1                      Tone Group = 0, 1, 2, or 3
                  -------------------------------------------------------
         2        RC                Number of Digital (1 to 40)
                  -------------------------------------------------------
         3        Tmake in ms (if 0, default = 50 ms)
                  -------------------------------------------------------
         4        Tbreak in ms (if 0, default = 50 ms)
                  -------------------------------------------------------
         5                  digit 1                     digit 2
                  -------------------------------------------------------
         6                  digit 3                     digit 4

         7                     -                           -
                               -                           -
        <=24                   -                           -
                  ---------------------------- --------------------------
        <=44
   --------------


        -------------------------------------------------------------
                           (User-Defined Tone Groups)
        -------------------------------------------------------------
           7       6      5       4       3       2      1       0
        -------------------------------------------------------------
                             Tone Group: 4 to 63
        -------------------------------------------------------------
        RC     |             Number of Digits (1 to 40)
        ------- -----------------------------------------------------
        Tmake in ms (if 0, default = 50 ms)
        -------------------------------------------------------------
        Tbreak in ms (if o, default = 50 ms)
        -------------------------------------------------------------
                                           digit 1
        --------------- ---------------------------------------------
                                           digit 2
        --------------- ---------------------------------------------
                                           digit 3
        --------------- ---------------------------------------------
                                              -
        --------------- ---------------------------------------------
                                              -
        --------------- ---------------------------------------------
                                              -
        --------------- ---------------------------------------------
                                              -
        -------------------------------------------------------------

                   Table 7-32: CMD _params section format for

Tone Generation/OUTPULSE DIGITS (0x51) Command

7.2.6.3 Tone Generation STOP EXECUTION (0x52)

The Tone Generation STOP EXECUTION command is used to cease tone generation. When it processes this command, the DSP will transition to the IDLE state on the given channel. The format of this command is shown below.


--------------------------------------------------------------------------------
   Field              Length           Value                Description
--------------------------------------------------------------------------------
CMD _type             4 bits          0x5              Tone Generation
--------------------------------------------------------------------------------
CMD _subtype          4 bits          0x2              Stop Execution
--------------------------------------------------------------------------------
CMD _channel          1 byte          1-63             Channel
--------------------------------------------------------------------------------
CMD _length           1 byte          3                Length of this message
--------------------------------------------------------------------------------
CMD _params           0 bytes         -                No parameters
--------------------------------------------------------------------------------

        Table 7-33: Tone Generation STOP EXECUTION (0x52) Command Format

7.2.6.4 Tone Generation DOWNLOAD SIMPLE TONE SPEC (0x53)

The Tone Generation DOWNLOAD SIMPLE TONE SPEC command is used to update Simple Tone Specifications. When it processes this command, the DSP will copy the parameters to the location of the Simple Tone Spec with the commanded ID.

The format of this command is shown below.

EVP-SRM (DSP) Software Design Specification                                 83
------------------------------------------------------------------------



--------------------------------------------------------------------------------
   Field              Length       Value              Description
--------------------------------------------------------------------------------
CMD _type             4 bits        0x5         Tone Generation
--------------------------------------------------------------------------------
CMD _subtype          4 bits        0x3         Download Simple Tone Spec
--------------------------------------------------------------------------------
CMD _channel          0 bytes       -           No Channel
--------------------------------------------------------------------------------
CMD _length           1 byte        24          Length of this message
--------------------------------------------------------------------------------
CMD _params           22 bytes      -           Simple Tone Spec ID and values
--------------------------------------------------------------------------------


      Table 7-34: Tone Generation DOWNLOAD SIMPLE TONE SPEC (0x53) Command

[TBD] need to add format of CMD _params section for this command

EVP-SRM (DSP) Software Design Specification                                 84
------------------------------------------------------------------------

7.2.6.6 Tone Generation DOWNLOAD SPECIAL TONE SPEC (0x52)

The Tone Generation DOWNLOAD SPECIAL TONE SPEC command is used to update Special Tone Specifications. When it processes this command, the DSP will copy the parameters to the location of the Special Tone Specification with the commanded ID.

The format of this command is shown below.

--------------------------------------------------------------------------------
   Field              Length        Value              Description
--------------------------------------------------------------------------------
CMD type             4 bits          0x5         Tone Generation
--------------------------------------------------------------------------------
CMD subtype          4 bits          0x5         Download Special Tone Spec
--------------------------------------------------------------------------------
CMD channel          0 bytes         -           No Channel
--------------------------------------------------------------------------------
CMD length           1 byte          12          Length of this message
--------------------------------------------------------------------------------
CMD _params          10 bytes        -           Special Tone Spec ID and values
--------------------------------------------------------------------------------

        Table 7-36: Tone Generation DOWNLOAD SPECIAL TONE SPECIFICATION
(0x55)

                                 Command Format

[TBD] need to add format of CMD_params section for this command

7.2.6.7 TONE GENERATION DOWNLOAD USER-DEFINED TONE GROUP (0X56)

The tone Generation DOWNLOAD USER-DEFINED TONE GROUP command is used to update User-defined tone Groups. When it processes this command, the DSP will copy the parameters to the location of the User-defined Tone Group with this commanded ID.

The format of this command is shown below.


--------------------------------------------------------------------------------
   Field          Length      Value              Description
--------------------------------------------------------------------------------
CMD type          4 bits       0x5        Tone Generation
--------------------------------------------------------------------------------
CMD Subtype       4 bits       0x6        Download User-defined Tone Group
--------------------------------------------------------------------------------
CMD channel       0 bytes      -          No Channel
--------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 85
------------------------------------------------------------------------


--------------------------------------------------------------------------------
CMD length        1 byte       132        Length of this message
--------------------------------------------------------------------------------
CMD _params       130          -          User-defined tone Group ID and values
--------------------------------------------------------------------------------

Table 7-37: Tone Generation DOWNLOAD USER-DEFINED TONE GROUP (0x56)
                                 Command Format

[TBD] need to add format of CMD-params section for this command

7.2.7 MFcR2 Signalling (0x6) Commands
For the MF cR2 CMD _type, the values for CMD _subtype are as follows:

1.     CMD_subtype = COLLECTION SPECIFICATION DOWNLOAD (0x0)

2.     CMD_subtype = SETUP (0x1)

3.     CMD_subtype = EXECUTION (0x2)

The format of each command follows:

7.2.7.1 MFCR2/COLLECTION SPECIFICATION DOWNLOAD (0X60)

For this command, the CMD _params field contains an ID of the Collection Specification, followed by all MF Collection Specification parameters. Upon receipt of this command, the DSP will copy the values to the default MF Collection Specification with this ID.

Table 7-38 shows the format of the MFcR2/COLLECTION SPECIFICATION DOWNLOAD command.

--------------------------------------------------------------------------------
   Field          Length      Value              Description
--------------------------------------------------------------------------------
CMD type          4 bits      0x6           MFcR2 Signalling
--------------------------------------------------------------------------------
CMD subtype       4 bits      0x0           Collection Specification Download
--------------------------------------------------------------------------------
CMD channel       0 bytes     -             Command is not channel specific
--------------------------------------------------------------------------------
CMD length        1 byte      0x0F          Length of this message
--------------------------------------------------------------------------------
CMD _params       13 bytes    *             All Collection Specification values
--------------------------------------------------------------------------------

       Table 7-38: MFcR2/COLLECTION SPECIFICATION DOWNLOAD (0x60) Command

EVP-SRM (DSP) Software Design Specification                                 86
------------------------------------------------------------------------

Table 7-39 shows the format of the CMD _params section of this command. See Sections 5.2.1 and 5.3.1 for field definitions.


--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7         6       5        4        3          2       1       0
--------------------------------------------------------------------------------
  0         Collection Spec ID
--------------------------------------------------------------------------------
  1                   TT                   TD                      k
--------------------------------------------------------------------------------
  2                                                   N
--------------------------------------------------------------------------------
  3                                                   MIN POWER
--------------------------------------------------------------------------------
  4                                     MIN_MAKE
--------------------------------------------------------------------------------
  5                                     MIN_BRAKE
--------------------------------------------------------------------------------
  6                                        CW
--------------------------------------------------------------------------------
  7                                       IDTO
--------------------------------------------------------------------------------
  8                                        PSC
--------------------------------------------------------------------------------
  9                                       FDTO
--------------------------------------------------------------------------------
 10                                       TDTO
--------------------------------------------------------------------------------
 11                        ISTT                         IS
--------------------------------------------------------------------------------
 12                         ED                          CD
--------------------------------------------------------------------------------


          Table 7-39: CMD_params section format for MFcR2 / COLLECTION
                                  SPECIFICATION
                             DOWNLOAD (0x30) Command

7.2.7.2 MFcR2/SETUP (0x61)

The MFcR2/SETUP command is used to configure a given channel and to start executing MFcR2 signalling on that channel. The format of the MFcR2/SETUP command follows:

EVP-SRM (DSP) Software Design Specification                                 87
------------------------------------------------------------------------


--------------------------------------------------------------------------------
   Field          Length         Value                   Description
--------------------------------------------------------------------------------
CMD type          4 bits       0x6                    MFcR2
--------------------------------------------------------------------------------
CMD subtype       4 bits       0x1                    SETUP
--------------------------------------------------------------------------------
CMD channel       0 byte       0x01 - 0x3F            Channel
--------------------------------------------------------------------------------
CMD length        1 byte       *see below             Length of this message
--------------------------------------------------------------------------------
CMD_params        *see below   *see below             *see below
--------------------------------------------------------------------------------

                  Table 7-40: MFcR2/SETUP (0x61) Command Format

The CMD_params section of the MFcR2/SETUP command consists of the default collection spec identifier to use (ID, and the number of digits to collect (N). Optionally, the CMD _params section contains other parameters. These optional parameters each have their own parameter ID (1 byte long), and parameter field (1 byte long). The format of the CMD _params section for this command follows:



--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7         6       5        4        3           2         1      0
--------------------------------------------------------------------------------
   0                  EX                              ID
--------------------------------------------------------------------------------
   1                                                        N
--------------------------------------------------------------------------------
  2+                     optional param ID / param pairs
--------------------------------------------------------------------------------


                                   Table 7-41

o The EX bit is disabled for MFcR2 signalling. This is because there is other information that is needed before signalling can begin. The DSP will wait for an execute command separately, and maintain the configuration specified in this command.

o If the ID field is 0, use the previous configuration. If there is no previous configuration, then the DSP will generate an error status. If the ID field is nonzero, then configure this channel with this ID's default collection spec.

EVP-SRM (DSP) Software Design Specification                                 88
------------------------------------------------------------------------


o N ranges from 1 to 40. The DSP will generate an error status if N is outside this range.

If optional parameters are included in the MFcR2/SETUP command, then the DSP will update the working copy of the collection spec for this channel with the parameters. The allowable values for each optional parameter follows:



--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7       6       5        4        3          2         1       0
--------------------------------------------------------------------------------
   0                                  Collection Spec ID
--------------------------------------------------------------------------------
   1                  TT                       TD                      k
--------------------------------------------------------------------------------
   2                                                       N
--------------------------------------------------------------------------------
   3                                                         MIN POWER
--------------------------------------------------------------------------------
   4                                       MIN_MAKE
--------------------------------------------------------------------------------
   5                                       MIN_BRAKE
--------------------------------------------------------------------------------
   6                                          CW
--------------------------------------------------------------------------------
   7                                         IDTO
--------------------------------------------------------------------------------
   8                                          PSC
--------------------------------------------------------------------------------
   9                                         FDTO
--------------------------------------------------------------------------------
  10                                         TDTO
--------------------------------------------------------------------------------
  11                       ISTT                                 IS
--------------------------------------------------------------------------------
  12                        ED                                  CD
--------------------------------------------------------------------------------

Table 7-42:  Parameter ID/Parameter definitions for MFcR2/SETUP command

Again, see Sections 5.2.1 and MF Collection Specifications for field definitions.

7.2.7.3 MFCR2/EXECUTE (0X63)

EVP-SRM (DSP) Software Design Specification                                 89
------------------------------------------------------------------------

The MFcR2/EXECUTE command is used to start executing either forwards or backwards compelled signalling for a given channel. If this is a start execution command, then this command also contains other information needed to execute. The format of the MF/EXECUTE command follows:


--------------------------------------------------------------------------------
  Field               Length            Value                  Description
--------------------------------------------------------------------------------
CMD type              4 bits          0x6                    MFcR2 Signalling
--------------------------------------------------------------------------------
CMD subtype           4 bits          0x3                    EXECUTE
--------------------------------------------------------------------------------
CMD channel           1 byte          0x01 - 0x3F            Channel
--------------------------------------------------------------------------------
CMD length            1 byte          *see below             *see below
--------------------------------------------------------------------------------
CMD _params           1 byte          *see below             *see below
--------------------------------------------------------------------------------

                  Table 7-40: MFcR2/SETUP (0x61) Command Format

For this CMD type / CMD _subtype, the CMD_params field format is defined by the first byte in the CMD _params section. The defined values are as follows:

o CMD_params = 0x00: Start executing Forward Signalling. Additional data is present in the CMD_params section for this command -- see below.

o CMD_params = 0x01: Start executing Backward Signalling. No other information is needed. CMD_params is 1 btye long.

o CMD_params = 0x02: Stop executing MFcR2 signalling. No other information is needed. CMD_params is 1 byte long.

o CMD_params = 0x03: Reset execution of MFcR2 signalling. No other information is needed. CMD_params is 1 byte long.

Each of the different formats for CMD_params are defined below:

7.2.7.3.1 MFcR2/EXECUTE - Start Forward Signalling

       For this command, the CMD_params section contains the digit strings that will be requested by the backwards register. The CMD_params section has the following format:

EVP-SRM (DSP) Software Design Specification                                 90
------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7       6       5        4          3           2         1       0
--------------------------------------------------------------------------------
   0        0       0       0        0          0           0         0       0
--------------------------------------------------------------------------------
   2                              Number of digit strings
--------------------------------------------------------------------------------
   3                              Length of first string
--------------------------------------------------------------------------------
   4                       first string of digits - 4 bits each
--------                       (Round up to the nearest byte)
   5
--------------------------------------------------------------------------------
   *                              Length of second string
--------------------------------------------------------------------------------
   *                       Second string of digits - 4 bits each
--------
   *
--------------------------------------------------------------------------------
                                   Length of next string
--------------------------------------------------------------------------------
 <=31                       Last string of digits - 4 bits each
--------------------------------------------------------------------------------

   Table 7-44: CMD_params format for MFcR2/EXECUTE -- Start Forward Signalling
                                     Command

7.2.7.3.2  MFcR2/EXECUTE - Start Backward Signalling

       For this command, the CMD_params section contains the backward signalling flag. The number of digits to collect, next digit, and cancel digit information is all contained in the collection specification.


--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7       6       5        4          3           2         1       0
--------------------------------------------------------------------------------
    0       0       0       0        0          0           0         0       1
--------------------------------------------------------------------------------

  Table 7-45: CMD_params format for MFcR2/EXECUTE -- Start Backward Signalling
                                     Command

7.2.7.3.3 MFcR2/EXECUTE - Stop MFcR2 Signalling

EVP-SRM (DSP) Software Design Specification                                 91
------------------------------------------------------------------------


--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7       6       5        4          3          2         1       0
--------------------------------------------------------------------------------
    0       0       0       0        0          0          0         1       0
--------------------------------------------------------------------------------

    Table 7-46: CMD_params format for MFcR2/EXECUTE -- Stop MFcR2 Signalling
                                     Command

7.2.7.3.4 MFcR2/EXECUTE - Reset MFcR2 Signalling

       For this command, the CMD_params section contains the reset flag. Upon receipt of this command, the DSP will cease MFcR2 signalling, discard any collected digits, and restart MFcR2 signalling.

EVP-SRM (DSP) Software Design Specification                                 92
------------------------------------------------------------------------



--------------------------------------------------------------------------------
            Bits
--------------------------------------------------------------------------------
Byte        7       6       5        4          3          2         1       0
--------------------------------------------------------------------------------
    0       0       0       0        0          0          0         1       1
--------------------------------------------------------------------------------


    Table 7-47: CMD_params format for MFcR2/EXECUTE -- Reset <FcR2 Signalling
                                     Command

8. Status Messages

8.1 Status String Format

The DSPs send status to the Core Processor using the first timeslot on the first buffered serial port using point-to-point HDLC protocol. Each status message consists of a variable length status string, which is composed of the following fields: a status type (STAT_type), status subtype (STAT-subtype), the channel number (STAT_channel), the message length in bytes (STAT_length), and status parameters (STAT_params).

o The STAT_type and STAT_subtype fields are each 4 bits long, and combine for the first byte of all status messages. STAT_type is in the high nibble.

o STAT_channel is one byte long for status messages that are channel specific; for status messages that have no associates channel, the STAT_channel field is 0 bytes long (not present).

o      STAT_length is one byte long for all status messages.

o The Stat_params field's length is variable, in one byte increments. Note that for certain STAT_type/STAT_subtype combinations, the STAT_params field is 0 bytes long (not present).

The status string shall have one of the following structures, depending on whether the STAT_length field is present:

EVP-SRM (DSP) Software Design Specification                                 93
------------------------------------------------------------------------

              -----------------------------------------------------
              1              STAT_type                 STAT_subtype
              -----------------------------------------------------
              2                            STAT_channel
              -----------------------------------------------------
              3                            STAT_length
              -----------------------------------------------------
              4+                           STAT-params
              -----------------------------------------------------

            Table 8-1: Status structure when STAT_channel is present



              -----------------------------------------------------
               1              STAT_type                 STAT_subtype
              -----------------------------------------------------
               2                            STAT_length
              -----------------------------------------------------
               3+                           STAT-params
              -----------------------------------------------------

            Table 8-2: Status structure when STAT_channel is present

8.2  Status Message Definitions

Table 8-3 shows the legal values for the STAT_type field.

--------------------------------------------------------------------------------
STAT_type(HEX)       Function                            Description
--------------------------------------------------------------------------------
    0x0            IDLE                      Confirmation of entering IDLE state
    0x1            Diagnostic Test           Confirmation/results of diagnostics
    0x2            DTMF Detection             DTMF detection status
    0x3            MFR1 Detection            MFR1 detection status
    0x4            CP Detection              CP detection status
    0x5            Tone Generation           Tone generation status
    0x6            MFcR2 Signalling          MFcR2 signalling status
 0x7 - 0xF         Not Used                  Reserved for future expansion
--------------------------------------------------------------------------------

                       Table 8-3: Legal STAT_type values.

Defined values for the STAT_subtype field are dependent on the STAT-type function. Similarly, the defined values for the STAT_params field are dependent on the STAT_type and STAT_subtype values. the following subsections define all legal combinations STAT_subtype and STAT_params for each STAT_type.

8.2.1 IDLE (0x0) Status

EVP-SRM (DSP) Software Design Specification                                 94
------------------------------------------------------------------------

Table 8-4 describes the meanings of all IDLE status messages. STAT_subtype contains the channel number of the channel that has entered the IDLE state (0 for all channels).


--------------------------------------------------------------------------------
  Field          Length      Value                  Description
--------------------------------------------------------------------------------
STAT type        4 bits    0x0          IDLE type
--------------------------------------------------------------------------------
STAT subtype     4 bits    0x00 - 0x3F  Channel that entered IDLE state (0 = all
                                        channels
--------------------------------------------------------------------------------
STAT channel     0 bytes   -            Not present (channel is in STAT subtype
                                        field)
--------------------------------------------------------------------------------
STAT length      1 byte    0x02         Length of this message
--------------------------------------------------------------------------------
STAT _params     0 byte    (none)       Not present
--------------------------------------------------------------------------------

                             Table 8-4: IDLE status

8.2.2 DIAGNOSTIC TEST Status

Table 8-5 describes the meanings of all DIAGNOSTIC TEST status messages.

--------------------------------------------------------------------------------
STAT_type         STAT_subtype            STAT_params         Description
--------------------------------------------------------------------------------
   0x1                 0x0                    TBD                 TBD
                       0x1                    TBD                 TBD
                       0x2                    TBD                 TBD
                       0x3                    TBD                 TBD
                        .                     TBD                  .
                       0x3F                   TBD                 TBD
--------------------------------------------------------------------------------

                        Table 8-5: DIAGNOSTIC TEST status

8.2.3     DTMP Detection (0x2) Status Messages

For the DTMF STAT_type, the values for STAT_subtype are as follows:

1.     STAT_subtype=DIGIT Report (without times) (0x0)
2.     STAT_subtype=DIGIT REPORT (with times) (0x1)

EVP-SRM (DSP) Software Design Specification                                 95
------------------------------------------------------------------------

3.        STAT_subtype=ERROR (0x2)

The format of each status message follows.

8.2.3.1 DTMF/DIGIT REPORT (WITHOUT TIMES) (0X20)

For this status message, the STAT_params field contains the event flags, the number of digits detected, and the digits detected.

     Byte         Field               Value                    Description
  ==========  ===============  =================== ====================================
      1        type/subtype            0x20          DTFM/DIGIT REPORT (without times)
  ----------  ---------------  ------------------- ------------------------------------
      2          channel #             1-63                     STAT_channel
  ----------  ---------------  ------------------- ------------------------------------
      3           length              < = 24                    STAT_length
  ----------  ---------------  ------------------- ------------------------------------
      4         parameters          Event Flags                  *See below
  ----------  ---------------  ------------------- ------------------------------------
      5                          Number of Digits               n = 0 to 40
  ----------  ---------------  ------------------- ------------------------------------
      6                              Digit 1/2                4 bits per digit
  ----------  ---------------  ------------------- ------------------------------------
      .                              Digit 3/4
  ----------  ---------------  ------------------- ------------------------------------
      .                                  .
  ----------  ---------------  ------------------- ------------------------------------
    < = 25                          Digit n-1/n
  ----------  ---------------  ------------------- ------------------------------------

                                    Table 8-6

The event flags are defined as follows:

--------------------------------------------------------------------------------
                                      Bits
7        6        5         4        3           2         1          0
================================================================================
0        RA       ED        CD       TDTO        PSC       IDTO       FDTO
--------------------------------------------------------------------------------

                                    Table 8-7

       o      FDTO: First digit timeout occurred

       o      IDTO: Inter digit timeout occurred

       o      PSC:        Permanent signal condition occurred

EVP-SRM (DSP) Software Design Specification                                 96
------------------------------------------------------------------------

       o      TDTO: Total digit timeout occurred

       o      CD:       Cancel digit detected

       o      ED:       End digit detected

       o      RA:       Resource Attached

8.2.3.2 DTMF/DIGIT REPORT (WITH TIMES) (0X21)

For this status message, the STAT_params field contains the event flags, the number of digits detected, the digits detected, and the start and stop times for the detected digits. Times will be reported in units of 1 ms, but will have a granularity of 8 ms.


   Byte          Field               Value                        Description
=========  ================  ==================== ============================================
   1         type/subtype            0x21                DTFM/DIGIT REPORT (with times)
---------  ----------------  -------------------- --------------------------------------------
   2           channel #             1-63                         STAT_channel
---------  ----------------  -------------------- --------------------------------------------
   3            length              < = 24                        STAT_length
---------  ----------------  -------------------- --------------------------------------------
   4          parameters          Event Flags                      *See below
---------  ----------------  -------------------- --------------------------------------------
   5                           Number of Digits                   n = 0 to 40
---------  ----------------  -------------------- --------------------------------------------
   6                               Digit 1/2          Digits 1 and 2; four bits per digit
---------  ----------------  -------------------- --------------------------------------------
   7                          Make 1 (high byte)                    Duration
---------                    -------------------- --------------------------------------------
   8                           Make 1 (low byte)
---------                    -------------------- --------------------------------------------
   9                          Break 1 (high byte)  Duration of ms of first interdigit silence
---------                    -------------------- --------------------------------------------
   10                         Break 1 (low byte)
---------                    -------------------- --------------------------------------------
   .                          Make 2 (high byte)           Duration of ms of digit 1
---------                    -------------------- --------------------------------------------
   .                           Make 2 (low byte)
---------                    -------------------- --------------------------------------------
   .                          Break 2 (high byte)  Duration of ms in first interdigit silence
---------                    -------------------- --------------------------------------------
   .                          Break 2 (low byte)
---------                    -------------------- --------------------------------------------
   .                               Digit 3/4
---------                    -------------------- --------------------------------------------
   .                          Make 3 (high byte)
---------  ----------------  -------------------- --------------------------------------------
   .                                   .
---------  ----------------  -------------------- --------------------------------------------
   <=365                               .
---------  ----------------  -------------------- --------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 97
------------------------------------------------------------------------
                                    Table 8-8

8.2.3.3 DTMF/DIGIT ERROR (0X22)

For this status message, the STAT_params field contains the error type.


   Byte         Field           Value                   Description
=========  ===============  ============== ===================================
   1        type/subtype        0x22         DTFM/DIGIT REPORT (without times)
---------  ---------------  -------------- -----------------------------------
   2          channel #         1-63                    STAT_channel
---------  ---------------  -------------- -----------------------------------
   3           length             4                     STAT_length
---------  ---------------  -------------- -----------------------------------
   4         parameters      Error Code                  *See below
---------  ---------------  -------------- -----------------------------------

                                    Table 8-9

Asdf add error codes

8.2.4  MF Detection (0x3) Status Messages

For the MF STAT_type, the values for STAT_subtype are as follows:

1.     STAT_subtype = DIGIT REPORT (without times) (0x0)
2.     STAT_subtype = DIGIT REPORT (with times) (0x1)
3.     STAT_subtype = ERROR (0x3)

The format of each status message follows.

8.2.4.1 MF/DIGIT REPORT (WITHOUT TIMES) (0X30)

For this status message, the STAT_params field contains the event flags, the number of digits detected, and the digits detected.


   Byte        Field            Value                    Description
=========  ============  ================== ====================================
   1       type/subtype         0x30          DTFM/DIGIT REPORT (without times)
---------  ------------  ------------------ ------------------------------------
   2         channel #          1-63                     STAT_channel
---------  ------------  ------------------ ------------------------------------
   3          length           < = 24                    STAT_length
---------  ------------  ------------------ ------------------------------------
   4        parameters       Event Flags                  *See below
---------  ------------  ------------------ ------------------------------------
   5                      Number of Digits               n = 0 to 40
---------  ------------  ------------------ ------------------------------------
   6                          Digit 1/2                4 bits per digit
---------  ------------  ------------------ ------------------------------------

EVP-SRM (DSP) Software Design Specification                                 98
------------------------------------------------------------------------


---------  ------------  ------------------ ------------------------------------
  .                          Digit 3/4
---------  ------------  ------------------ ------------------------------------
  .                              .
---------  ------------  ------------------ ------------------------------------
  <=25                      Digit n-1/n
--------------------------------------------------------------------------------

                                   Table 8-10

The event flags are defined as follows:


                  -------------------------------------------
                                      Bits
                  7    6     5    4     3     2    1     0
                  ===========================================
                  0    RA    ED   CD    TDTO  PSC  IDTO  FDTO
                  -------------------------------------------

                                   Table 8-11

       o      FDTO: First digit timeout occurred

       o      IDTO: Inter digit timeout occurred

       o      PSC:       Permanent signal condition occurred

       o      TDTO: Total digit timeout occurred

       o      CD:        Cancel digit detected

       o      ED:        End digit detected

       o      RA:        Resource Attached

8.2.4.2 MF/DIGIT REPORT (WITH TIMES) (0X31)

For this status message, the STAT_params field contains the event flags, the number of digits detected, the digits detected, and the start and stop times for the detected digits.


   Byte             Field                     Value                               Description
=================================================================================================================
   1            type/subtype                  0x21                        MF/DIGIT REPORT (with times)
-----------------------------------------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 99
------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
   2              channel #                   1-63                                STAT_channel
----------  ---------------------  --------------------------- --------------------------------------------------
   3               length                    < = 24                               STAT_length
----------  ---------------------  --------------------------- --------------------------------------------------
   4             parameters                Event Flags                             *See below
----------  ---------------------  --------------------------- --------------------------------------------------
   5                                    Number of Digits                          n = 0 to 40
----------  ---------------------  --------------------------- --------------------------------------------------
   6                                        Digit 1/2                 Digits 1 and 2; four bits per digit
----------  ---------------------  --------------------------- --------------------------------------------------
   7                                   Make 1 (high byte)                  Duration in ms of digit 1
----------                         --------------------------- --------------------------------------------------
   8                                    Make 1 (low byte)
----------                         --------------------------- --------------------------------------------------
   9                                   Break 1 (high byte)         Duration of ms of first interdigit silence
----------                         --------------------------- --------------------------------------------------
   10                                  Break 1 (low byte)
----------                         --------------------------- --------------------------------------------------
   .                                   Make 2 (high byte)                  Duration of ms of digit 1
----------                         --------------------------- --------------------------------------------------
   .                                    Make 2 (low byte)
----------                         --------------------------- --------------------------------------------------
   .                                   Break 2 (high byte)         Duration of ms in first interdigit silence
----------                         --------------------------- --------------------------------------------------
   .                                   Break 2 (low byte)
----------                         --------------------------- --------------------------------------------------
   .                                        Digit 3/4
----------                         --------------------------- --------------------------------------------------
   .                                   Make 3 (high byte)
----------  ---------------------  --------------------------- --------------------------------------------------
   .                                            .
----------  ---------------------  --------------------------- --------------------------------------------------
<=365                                           .
-----------------------------------------------------------------------------------------------------------------

                                   Table 8-12

8.2.4.3 MF/DIGIT ERROR (0X32)

For this status message, the STAT_params field contains the error type.

   Byte             Field                     Value                               Description
=================================================================================================================
   1             type/subtype                 0x32                                  MF/ERROR
----------  ---------------------  --------------------------- --------------------------------------------------
   2              channel #                   1-63                                STAT_channel
----------  ---------------------  --------------------------- --------------------------------------------------
   3               length                       4                                 STAT_length
----------  ---------------------  --------------------------- --------------------------------------------------
   4             parameters                Error Code                              *See below
-----------------------------------------------------------------------------------------------------------------

                                   Table 8-13

EVP-SRM (DSP) Software Design Specification                                 100
------------------------------------------------------------------------

Asdf add error codes

8.2.5  CP Detection (0x4) Status Messages

For the CP DETECTION STAT_type, the values for STAT_subtype are as follows:

1.     STAT_subtype = TONE DETECTED (0x0)
2.     STAT_subtype = EVENT (0x1)
3.     STAT_subtype = ERROR (0x2)

The format of each status message follows.

8.2.5.1 CP DETECT/TONE DETECTED (0X40)

For this status message, the STAT_params field contains the return value for the tone detected.


   Byte           Field              Value                  Description
================================================================================
   1          type/subtype           0x40            CP Detect/TONE DETECTED
--------  ---------------------  ---------------- ------------------------------
   2            channel #            1-63                  STAT_channel
--------  ---------------------  ---------------- ------------------------------
   3             length             < = 24                 STAT_length
--------  ---------------------  ---------------- ------------------------------
   4           parameters           RET_VAL       Return value for detected tone
--------------------------------------------------------------------------------

                                   Table 8-14

8.2.5.3 CP DETECT/EVENT (0X41)

For this status message, the STAT_params field contains the event flag mask.


   Byte          Field                Value                  Description
================================================================================
   1          type/subtype            0x41                  CP Detect/EVENT
--------  ---------------------  ---------------- ------------------------------
   2            channel #             1-63                    STAT_channel
--------  ---------------------  ---------------- ------------------------------
   3             length                 4                     STAT_length
--------  ---------------------  ---------------- ------------------------------
   4           parameters         Event Flag ID                *See below
--------------------------------------------------------------------------------

                                   Table 8-15

The event flag ID values are defined as follows:

EVP-SRM (DSP) Software Design Specification                                 101
------------------------------------------------------------------------

            Event ID               Description
            0                      PSC timeout flag
            1                      TDTO flag
            2                      Tone cessation flag
            3                      Resource attached

                                   Table 8-16

8.2.5.3 CP DETECT/ERROR (0X42)

For this status message, the STAT_params field contains the event flag mask.


  Byte            Field                 Value              Description
================================================================================
  1           type/subtype              0x42             CP Detect/ERROR
--------  ---------------------  ------------------ ----------------------------
  2             channel #               1-63               STAT_channel
--------  ---------------------  ------------------ ----------------------------
  3              length                   4                STAT_length
--------  ---------------------  ------------------ ----------------------------
  4            parameters         number of errors       number of errors
--------  ---------------------  ------------------ ----------------------------
  5                                   error ID
--------  ---------------------  ------------------ ----------------------------
  6                                 <error value>               .
--------  ---------------------  ------------------ ----------------------------
                                      error ID                  .
--------  ---------------------  ------------------ ----------------------------
  .                                      ..                     .
--------------------------------------------------------------------------------

                                   Table 8-17

The error IDs and error values are defined as follows:

--------------------------------------------------------------------------------
Error ID      Length       Error Name                            Error value
--------------------------------------------------------------------------------
0x0           1            Collection spec does not exist        <none>
--------------------------------------------------------------------------------
0x1           2            Tone group does not exist             <tone group ID>
--------------------------------------------------------------------------------
0x2           2            Tone specification does not exist     <tone spec ID>
--------------------------------------------------------------------------------
0x3           1            Algorithm not configured              <none>
--------------------------------------------------------------------------------
0x4           1            Max channels exceeded                 <none>
--------------------------------------------------------------------------------

EVP-SRM (DSP) Software Design Specification                                 102
------------------------------------------------------------------------


--------------------------------------------------------------------------------
0x5           1            Illegal channel                       <none>
--------------------------------------------------------------------------------
0x6-                       reserved
0xFF
--------------------------------------------------------------------------------

                                                              Table 8-18

8.2.6     Tone Generation (0x5) Status Messages

For the Tone Generation STAT_type, the values for STAT_subtype are as follows:

1.     STAT_subtype =     OUTPULSE COMPLETE (0x0)

2.     STAT_subtype = ERROR (0x1)

The format of each status message follows


8.2.6.1  TONE GENERATION/OUTPULSE COMPLETE (0X50)

The DSP may be required to report completion of an outpulsing of tones.

The format of the Tone Generation/OUTPULSE COMPLETE status message is as follows:

--------------------------------------------------------------------------------
  Byte             Field              Value                    Description
================================================================================
   1            type/subtype          0x50                  Tone Gen/OUTPULSE
                                                                COMPLETE
--------------------------------------------------------------------------------
   2              channel #           1-63                    STAT channel
--------------------------------------------------------------------------------
   3               length               3                      STAT length
--------------------------------------------------------------------------------

                                                         Table 8-19

8.2.6.2  TONE GENERATION/ERROR (0X51)

For this status message, the STAT_params field contains the event flag mask.

EVP-SRM (DSP) Software Design Specification                                 103
------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Byte           Field                  Value                   Description
================================================================================
  1          type/subtype               0x51              Tone Generation/ERRORS
--------------------------------------------------------------------------------
  2            channel #                1-63                   STAT channel
--------------------------------------------------------------------------------
  3             length                   4+                     STAT length
--------------------------------------------------------------------------------
  4           parameters              Error ID                  *see below
--------------------------------------------------------------------------------
                                      Error ID
--------------------------------------------------------------------------------

                                                              Table 8-20

The error ID values are defined as follows:

             -------------------------------------------------------
             Error ID              Description
             -------------------------------------------------------
             0x0                   Tone specification does not exist
             -------------------------------------------------------
             0x1                   Algorithm not configured
             -------------------------------------------------------
             0x2                   Illegal channel
             -------------------------------------------------------
             0x3-0xFF              Reserved
             -------------------------------------------------------

                                                             Table 8-21

8.2.7  MFcR2 Signalling (0x6) Status Messages

For the MFcR2 STAT_type, the values for STAT_subtype are as follows:

1.     STAT_subtype = DIGIT REPORT (0x0)

2.     STAT_subtype = ERROR (0x3)

The format of each states message follows.

8.2.7.1 MFCR2/DIGIT REPORT (0X60)

For this status message, the STAT_params field contains the event flags, the number of digits detected, and the digits detected.

EVP-SRM (DSP) Software Design Specification                                 104
------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Byte              Field                Value                   Description
================================================================================
  1             type/subtype             0x60                 MFcR2/DIGIT REPORT
--------------------------------------------------------------------------------
  2               channel #              1-63                    STAT channel
--------------------------------------------------------------------------------
  3                length                <= 24                   STAT length
--------------------------------------------------------------------------------
  4              parameters           Event Flags                 *see below
--------------------------------------------------------------------------------
  5                                    Number of                 n = 0 to 40
                                        Digits
--------                         -----------------------------------------------
  6                                    Digit 1/2               4 bits per digit
--------                         -----------------------------------------------
                                       Digit 3/4
--------                         -----------------------------------------------

--------                         -----------------------------------------------
<= 25                               Digit n-1/n
--------------------------------------------------------------------------------

                                                             Table 8-22

The event flags are defined as follows:


              ---------------------------------------------------
                                      Bits
              7    6     5     4       3       2      1       0
              ---------------------------------------------------
              0    RA    ED    CD     TDTO    PSC    IDTO    FDTO
              ---------------------------------------------------

                                                             Table 8-23

o      FDTO: First digit timeout occurred

o      IDTO: Inter digit timeout occurred

o      PSC: Permanent signal condition occurred

o      TDTO: Total digit timeout occurred

o      CD: Cancel digit detected

o      ED: End digit detected

o      RA: Resource Attached

EVP-SRM (DSP) Software Design Specification                                 105
------------------------------------------------------------------------

8.2.7.2 MFCR2/ERROR (0X32)

For this status message, the STAT_params field contains the error type.


--------------------------------------------------------------------------------
 Byte              Field                Value                     Description
================================================================================
  1             type/subtype             0x62                      MFcR2/ERROR
--------------------------------------------------------------------------------
  2               channel #              1-63                     STAT channel
--------------------------------------------------------------------------------
  3                length                  4                       STAT length
--------------------------------------------------------------------------------
  4              parameters           Error Code                   *see below
--------------------------------------------------------------------------------

                                                                 Table 8-24